UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

PIMCO ETF Trust

Annual Report

June 30, 2016

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Actively-Managed Exchange-Traded Funds

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		21
Financial Highlights		22
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		30
Statements of Cash Flows		34
Notes to Financial Statements		104
Report of Independent Registered Public Accounting Firm		127
Glossary		128
Federal Income Tax Information		129
Management of the Trust		130
Privacy Policy		132

Fund	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	7	35
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	36
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	37
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	38
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	39
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	40
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	47
PIMCO Diversified Income Active Exchange-Traded Fund	14	53
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15	61
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	16	66
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	76
PIMCO Low Duration Active Exchange-Traded Fund	18	81
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	88
PIMCO Total Return Active Exchange-Traded Fund	20	91

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO ETF Trust covering the twelve-month reporting period ended June 30, 2016. The following pages contain specific details about the investment performance of each Fund and a discussion of the factors that most affected performance over the reporting period.

Outside of the reporting period on July 19, 2016, PIMCO announced that the firm’s Managing Directors have selected Emmanuel (Manny) Roman as PIMCO’s next Chief Executive Officer. PIMCO’s current CEO Douglas Hodge will assume a new role as Managing Director and Senior Advisor when Mr. Roman joins PIMCO on November 1st.

The announcement of Mr. Roman as PIMCO’s CEO is the culmination of a process undertaken by the firm to hire a senior executive who would add leadership and strategic insights combined with a deep appreciation of PIMCO’s diversified global businesses, investment process and focus on superior investment performance and client-service. Mr. Roman’s appointment has the full support of the firm’s leadership including Mr. Hodge, PIMCO’s President Jay Jacobs, the firm’s Executive Committee and its Managing Directors. Mr. Roman has nearly 30 years of experience in the investment industry, with expertise in fixed income and proven executive leadership, most recently as CEO of Man Group PLC, one of the world’s largest publicly-traded alternative asset managers and a leader in liquid, high-alpha investment strategies.

Highlights of the financial markets during the twelve-month reporting period include:

■

The first half of the reporting period through mid-February 2016 was marked by ongoing concerns over the global impact of a slowdown in the Chinese economy, which drove commodity prices and inflation expectations generally lower. By March 2016, a recovery in the price of oil and expectations of lower interest rates for longer supported a rally in risk assets. The Bank of Japan (“BOJ”) and the People’s Bank of China, for example, indicated their intent for further policy easing, with the BOJ resorting to a negative interest rate policy in February 2016. The European Central Bank (“ECB”) also resorted to unconventional monetary policy with additional easing measures and an expansion of its quantitative easing program by shifting its focus toward domestic credit and pushing government yields into negative territory. In June 2016, the ECB began purchasing corporate bonds to help invigorate economic growth and stimulate inflation in the region.

■

In the U.S., concerns regarding the global impact of tightening financial conditions and renewed U.S. dollar strength kept the Federal Reserve (“Fed”) on hold at their June 2016 meeting, after slightly raising interest rates at their December 2015 meeting. In addition, the U.S. dollar appreciated against most European and emerging market currencies, while falling against the Japanese yen. The U.S. interest rate yield curve flattened as the ten-year U.S. Treasury yield rallied to all-time lows and short-term rates rose with the initial December 2015 Fed rate hike. Revised first quarter 2016 U.S. gross domestic product (“GDP”) data released in late June was marginally stronger as retail sales, housing and consumer sentiment data indicated an improving economy.

■

Market movements and news headlines at the end of the reporting period were dominated by the unexpected outcome of the U.K. referendum on June 23, 2016. Initial investor reaction to the Brexit vote was largely “risk-off” as various assets re-priced to the surprise outcome, with U.S. Treasuries, the Japanese yen and gold headlining a safe-haven rally. However, aside from the Pound Sterling and European and Japanese equities, most asset classes recovered in the ensuing week as investors reassessed the impact of the Brexit vote on global growth expectations.

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 6.22% for the reporting period. Yields beyond one-year maturities declined across the U.S. Treasury yield curve as a more dovish tone from the Fed after its June meeting coupled with the surprise result of the U.K. referendum pushed expectations for policy normalization further into the future. Investors also looked to U.S. Treasuries for their perceived safety and as a source of high-quality yield. The benchmark ten-year U.S. Treasury note yielded 1.49% at the end of the reporting period, down from 2.35% on June 30, 2015.

2	PIMCO ETF TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, returned 4.35% over the reporting period. Global inflation-linked bonds (“ILBs”), as represented by the Barclays Universal Government Inflation-Linked Bond Index, returned 2.98% over the reporting period. ILB returns were supported by a rally in global interest rates as China growth concerns and U.K. referendum uncertainty drove risk-off sentiment. U.K. index-linked Gilts saw outsized returns, with yields moving sharply lower toward the end of the reporting period on Brexit headlines. Developed market ILBs sharply underperformed comparable nominal sovereign bonds, as breakeven inflation rates were pressured by risk-off trading and volatile energy markets.

■

U.S. investment grade credit, as measured by the Barclays U.S. Credit Index, returned 7.55% over the reporting period. Global investment grade corporate spreads tightened alongside reduced global growth concerns and positive supply/demand technicals. The U.S. short-dated high yield debt market, as represented by the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, returned 0.70% over the reporting period, as the asset class experienced volatility alongside volatile commodity prices and risk sentiment. Performance turned positive during the second part of the reporting period as commodity prices generally rose and high yield bond mutual funds experienced inflows amid investor demand for higher yielding instruments.

■

Tax-exempt municipal bonds, as represented by the Barclays Municipal Bond Index, returned 7.65% over the reporting period. Positive municipal bond returns were driven by robust demand for tax-exempt income amid volatile global market sentiment. Municipal bond mutual funds recorded over $37 billion of net inflows over the reporting period, which absorbed elevated new issue supply as issuers continued to recognize debt savings in the low interest rate environment. Despite negative credit headlines and associated volatility surrounding select large issuers, overall municipal fundamentals were supported by the continued U.S economic expansion.

If you have any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in us. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO ETF Trust August 22, 2016

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2016	3

Important Information About the Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. The Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Total Return Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, market trading risk, interest rate risk, call risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, issuer risk, liquidity risk, derivatives risk, equity risk, issuer non-diversification risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, municipal project-specific risk, short sale risk, convertible securities risk, senior loan risk, management and tracking error risk and indexing risk. A complete description of these and other risks is contained in each Fund’s prospectus.

Certain of the Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other

4	PIMCO ETF TRUST

investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

A Fund that invests in the municipal bond market is subject to certain risks associated with such investments. The amount of public information available about the municipal bonds held by a Fund is generally less than that for equities or corporate bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal bonds at attractive prices or value its municipal bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified

ANNUAL REPORT	JUNE 30, 2016	5

Important Information About the Funds (Cont.)

Fund Name	Fund Inception	Diversification Status
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Diversified Income Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	04/30/12	Non-diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified
PIMCO Total Return Active Exchange-Traded Fund	02/29/12	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - TUZ

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	1.19%	0.70%	1.02%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	1.19%	0.70%	1.02%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.31%	0.81%	1.14%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.16%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following is a key factor impacting the Fund’s performance during the reporting period:

»

Changes in yields in the 1- to 3-year segment of the U.S. Treasury yield curve were mixed, negatively impacting the price return of both the Fund and the Underlying Index. Returns due to income positively contributed to performance for both the Fund and the Underlying Index. The net result was positive performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2016	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	100.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	31.09%	17.53%	12.55%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	31.20%	17.55%	12.55%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	30.47%	17.55%	12.59%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.16%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following is a key factor impacting the Fund’s performance during the reporting period:

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve declined, positively contributing to performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.6%
Short-Term Instruments	0.4%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	1.74%	0.45%	1.89%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	1.68%	0.44%	1.88%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	1.90%	0.65%	2.12%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of Treasury Inflation Protected Securities (“TIPS”) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, declined across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance for both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities also had a positive impact on performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2016	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.9%
Short-Term Instruments	0.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	11.25%	5.77%	6.94%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	11.10%	5.75%	6.93%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	10.67%	5.96%	7.13%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of Treasury Inflation Protected Securities (“TIPS”) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, decreased across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance for both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities also had a positive impact on performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	99.9%
Short-Term Instruments	0.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	4.73%	2.62%	4.14%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	4.64%	2.61%	4.14%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	4.64%	2.81%	4.33%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of Treasury Inflation Protected Securities (“TIPS”).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.21%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, decreased across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in positive performance for both the Fund and the Underlying Index.

»

A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities also had a positive impact on performance for both the Fund and the Underlying Index.

ANNUAL REPORT	JUNE 30, 2016	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	86.7%
Short-Term Instruments	13.2%
U.S. Treasury Obligations	0.1%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	1.04%	4.44%	4.50%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	1.69%	4.43%	4.53%
BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index±	0.70%	4.93%	4.96%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following is a key factor impacting the Fund’s performance during the reporting period:

»

Yields in the short-term segment of the U.S. high yield market increased, which negatively impacted price returns for these securities. Coupon income positively contributed to performance for both the Fund and the Underlying Index. The net result was positive overall performance for both the Fund and the Underlying Index.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Industrials	45.0%
Banking & Finance	33.0%
Utilities	14.5%
Short-Term Instruments	7.3%
U.S. Treasury Obligations	0.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	8.14%	5.38%	5.07%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	8.67%	5.49%	5.17%
BofA Merrill Lynch U.S. Corporate IndexSM±	7.38%	5.40%	5.16%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch U.S. Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	A decrease in bond yields positively impacted price returns for both the Fund and the Underlying Index.

»	Returns due to income positively contributed to performance for both the Fund and the Underlying Index, contributing to positive overall performance for the Fund.

ANNUAL REPORT	JUNE 30, 2016	13

PIMCO Diversified Income Active Exchange-Traded Fund

Ticker Symbol - DI

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	56.2%
Short-Term Instruments	15.5%
Sovereign Issues	11.0%
U.S. Government Agencies	6.0%
Asset-Backed Securities	5.1%
Other	6.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (01/22/2014)
PIMCO Diversified Income Active Exchange-Traded Fund (Based on Net Asset Value)	5.87%	3.90%
PIMCO Diversified Income Active Exchange-Traded Fund (At Market Price)(1)	4.59%	3.76%
Barclays Global Credit Hedged USD Index±	6.32%	4.95%
1/3 each — Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged±±	6.55%	5.20%
1/3 each — Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global USD Hdgd*	6.75%	5.33%

All Fund returns are net of fees and expenses.

* Prior to August 4, 2015, the Fund’s secondary benchmark was 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global USD Hdgd.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Global Credit Hedged USD Index contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

±± The Barclays Global Aggregate Credit Component ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Developed Markets Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.85%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Diversified Income Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	A short position in the Brazilian real detracted from the Fund’s relative performance, as the currency strengthened relative to the U.S. dollar.

»	A short position in the Japanese yen detracted from the Fund’s relative performance, as the currency strengthened relative to the U.S. dollar.

»	An overweight in financials reduced the Fund’s relative performance, as the asset class underperformed the benchmark.

»	An overweight in non-taxable municipals improved the Fund’s relative performance, as the asset class outperformed the benchmark.

»	An overweight in Russian debt improved the Fund’s relative performance, as the asset class outperformed the benchmark.

»	An overweight in Greek sovereign debt improved the Fund’s relative performance, as the asset class outperformed the benchmark.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	73.7%
Asset-Backed Securities	7.7%
Short-Term Instruments	6.9%
Sovereign Issues	4.6%
Non-Agency Mortgage-Backed Securities	4.4%
Other	2.7%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Exchange-Traded Fund (Based on Net Asset Value)	1.03%	0.96%	1.11%
PIMCO Enhanced Short Maturity Exchange-Traded Fund (At Market Price)(1)	1.07%	0.96%	1.12%
Citi 3-Month Treasury Bill Index±	0.14%	0.06%	0.08%*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.36%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to investment grade credit benefited relative performance, as these securities generally outperformed like-duration U.S. Treasuries.

»

Exposure to securities with longer maturities relative to the Citigroup 3-Month Treasury Bill Index, the Fund’s benchmark index, benefited performance, as longer-maturity U.S. yields generally declined.

»	Exposure to non-U.S. agency mortgage-backed securities added to returns, as these securities generally posted positive total returns.

»	Exposure to U.S. dollar-denominated emerging markets bonds benefited performance, as these securities generally posted positive total returns.

ANNUAL REPORT	JUNE 30, 2016	15

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

Ticker Symbol - ILB

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

United States	33.8%
Mexico	9.1%
Turkey	8.1%
Japan	7.2%
United Kingdom	6.6%
South Africa	6.3%
Short-Term Instruments	1.6%
Other	27.3%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Based on Net Asset Value)	(2.14)%	(2.29)%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (At Market Price)(1)	(2.79)%	(2.49)%
Barclays Universal Government Inflation-Linked Bond Index±	2.98%	0.80%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Partially Hedged)±±	0.22%	0.22%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Unhedged) (NY Close)*	0.40%	(1.67)%

All Fund returns are net of fees and expenses.

* Prior to October 16, 2015, the Fund’s secondary benchmark was PIMCO Global Advantage Inflation-Linked Bond Index (USD Unhedged) (NY Close).

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly.

±± The PIMCO Global Advantage Inflation-Linked Bond Index® (“GLADI”) (USD Partially Hedged) represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.67%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	An underweight to U.K. nominal duration (or sensitivity to changes in market interest rates) for the majority of the reporting period detracted from relative performance, as nominal yields fell.

»	An underweight to U.S. nominal duration expressed via interest rate swaps detracted from relative performance, as interest rate swap yields fell across most maturities.

»	An overweight to Brazilian nominal duration for a portion of the period detracted from relative returns, as yields rose during that period.

»	An underweight to German inflation-linked bonds detracted from relative returns, as real yields fell.

»	An overweight to U.S. Treasury Inflation-Protected Securities benefited relative performance, as real yields fell.

»

An underweight to long-term U.K. breakeven inflation spreads (or the yield differential between U.K. nominal Gilts and like-maturity U.K. Index-linked Gilts) benefited relative performance, as long-term breakeven inflation spreads fell.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Municipal Bonds & Notes
Ad Valorem Property Tax	11.8%
Health, Hospital & Nursing Home Revenue	11.8%
Water Revenue	8.8%
College & University Revenue	8.7%
Port, Airport & Marina Revenue	5.6%
Highway Revenue Tolls	5.5%
Electric Power & Light Revenue	4.5%
Income Tax Revenue	4.5%
Natural Gas Revenue	3.7%
Miscellaneous Revenue	3.6%
Tobacco Settlement Funded	3.5%
Lease (Appropriation)	2.7%
Industrial Revenue	2.4%
Appropriations	2.2%
Sales Tax Revenue	2.1%
Miscellaneous Taxes	1.9%
Transit Revenue	1.7%
Sewer Revenue	1.5%
Hotel Occupancy Tax	1.5%
General Fund	1.4%
Other	3.4%
Short-Term Instruments	7.2%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	6.52%	3.62%	3.77%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (At Market Price)(1)	6.78%	3.63%	3.78%
Barclays 1-15 Year Municipal Bond Index±	6.12%	4.22%	4.21%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to seventeen years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

Duration positioning (or sensitivity to market interest rates) contributed to relative performance. The contribution to performance from an average overweight to duration in the 7-12 years part of the curve more than offset the negative performance impact of an underweight in the 1-7 years part of the curve, as the yield curve flattened.

»	An overweight to the revenue-backed sector contributed to relative performance, as the segment outperformed the general municipal bond market.

»	An overweight to the industrial revenue and education sectors contributed to relative performance, as these segments outperformed the general municipal bond market.

»	An underweight to the electric utility and lease-backed sectors detracted from relative performance, as these segments outperformed the general municipal bond market.

ANNUAL REPORT	JUNE 30, 2016	17

PIMCO Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	64.2%
Asset-Backed Securities	13.6%
Non-Agency Mortgage-Backed Securities	9.1%
U.S. Treasury Obligations	6.0%
Short-Term Instruments	2.1%
Other	5.0%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (01/22/2014)
PIMCO Low Duration Exchange-Traded Fund (Based on Net Asset Value)	1.75%	2.32%
PIMCO Low Duration Exchange-Traded Fund (At Market Price)(1)	1.84%	2.35%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	1.31%	1.07%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.57%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to investment grade corporates benefited relative performance, as these securities generally outperformed like-duration U.S. Treasuries.

»	Exposure to eurozone duration benefited performance, as yields generally declined.

»	Exposure to non-U.S. agency mortgage-backed securities added to returns, as these securities generally posted positive total returns.

»	Short exposure to the Australian dollar benefited performance, as the currency depreciated relative to the U.S. dollar.

»	Underweight exposure to the short end of the U.K. Gilt yield curve detracted from performance, as yields in the short end of the curve generally declined.

»

An underweight to the 1-3 year end of the U.S. Treasury curve relative to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, the Fund’s benchmark index, detracted from performance, as yields in this portion of the curve generally declined.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

Municipal Bonds & Notes
Electric Power & Light Revenue	19.9%
Health, Hospital & Nursing Home Revenue	11.3%
Highway Revenue Tolls	7.9%
Miscellaneous Revenue	7.8%
Industrial Revenue	5.9%
Ad Valorem Property Tax	5.6%
Water Revenue	5.4%
College & University Revenue	5.3%
Port, Airport & Marina Revenue	4.7%
Resource Recovery Revenue	4.2%
Natural Gas Revenue	4.0%
Income Tax Revenue	3.2%
Tobacco Settlement Funded	1.9%
Lease (Renewal)	1.7%
Appropriations	1.6%
Sales Tax Revenue	1.5%
Lease (Non-Terminable)	1.2%
Local or Guaranteed Housing	1.1%
Miscellaneous Taxes	1.0%
Short-Term Instruments	4.8%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	1.67%	0.93%	1.09%
PIMCO Short Term Municipal Bond Exchange-Traded Fund (At Market Price)(1)	1.25%	0.89%	1.02%
Barclays 1 Year Municipal Bond Index±	1.05%	0.81%	0.95%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»

An overweight duration (or sensitivity to market interest rates) positioning contributed to relative performance, mostly driven by overweight exposure within 3-7 year maturities, as municipal bond yields rallied in this portion of the curve.

»	An overweight to the revenue-backed sector contributed to relative performance, as the segment outperformed the general municipal bond market.

»	An overweight to the industrial revenue, electric utility and health care sectors contributed to relative performance, as these segments outperformed the general municipal bond market.

»	An underweight to the pre-refunded municipal bond sector detracted from relative performance, as the segment outperformed the general municipal bond market.

ANNUAL REPORT	JUNE 30, 2016	19

PIMCO Total Return Active Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	28.2%
U.S. Government Agencies	27.9%
Corporate Bonds & Notes	26.3%
Sovereign Issues	7.4%
Short-Term Instruments	1.4%
Other	8.8%
†	% of Investments, at value as of 06/30/2016. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended June 30, 2016
	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	4.25%	5.02%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	3.92%	4.99%
Barclays U.S. Aggregate Index±	6.00%	2.98%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.57%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Investment Objective and Strategy Overview

»

PIMCO Total Return Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Fund Insights at NAV

Following are key factors impacting the Fund’s performance during the reporting period:

»	Exposure to duration in the eurozone, particularly in Italy and Spain, contributed to relative performance as yields declined.

»	An initial underweight and a later overweight to the Brazilian real contributed to relative performance, as the Brazilian real first depreciated and then appreciated relative to the U.S. dollar.

»	An underweight to investment grade corporate bonds added to relative performance, as spreads widened.

»	An underweight to duration in the U.S. detracted from relative performance, as yields generally declined.

»	An underweight to the front end of the U.K. yield curve detracted from relative performance, as yields declined.

»	An overweight to asset-backed securities detracted from relative performance, as spreads widened.

20	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2016 to June 30, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee, such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,013.20	$0.74	$1,000.00	$1,023.72	$0.74	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	1,234.80	0.82	1,000.00	1,023.72	0.74	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,031.20	0.99	1,000.00	1,023.48	0.99	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,146.70	1.05	1,000.00	1,023.48	0.99	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,067.40	1.01	1,000.00	1,023.48	0.99	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,073.90	2.79	1,000.00	1,021.76	2.72	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,079.30	1.02	1,000.00	1,023.48	0.99	0.20
PIMCO Diversified Income Active Exchange-Traded Fund	1,000.00	1,078.70	4.37	1,000.00	1,020.25	4.25	0.86
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,009.90	1.77	1,000.00	1,022.69	1.78	0.36
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,000.00	1,058.20	4.03	1,000.00	1,020.54	3.95	0.80
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,034.90	1.74	1,000.00	1,022.74	1.73	0.35
PIMCO Low Duration Active Exchange-Traded Fund	1,000.00	1,017.30	2.71	1,000.00	1,021.76	2.72	0.55
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,010.40	1.72	1,000.00	1,022.74	1.73	0.35
PIMCO Total Return Active Exchange-Traded Fund	1,000.00	1,040.20	2.79	1,000.00	1,021.71	2.77	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 179/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2016	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
06/30/2016	$50.99	$0.35	$0.25	$0.60	$(0.31)	$(0.02)	$0.00	$(0.33)
06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)	0.00	(0.19)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)	0.00	(0.30)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)	0.00	(0.39)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
06/30/2016	$105.39	$3.16	$29.17	$32.33	$(2.29)	$0.00	$0.00	$(2.29)
06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00	0.00	(3.42)
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00	0.00	(3.57)
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00	0.00	(3.22)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
06/30/2016	$52.18	$0.19	$0.71	$0.90	$0.00	$0.00	$(0.25)	$(0.25)
06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00	0.00	(0.31)
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)	0.00	(0.10)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)	0.00	(0.82)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
06/30/2016	$62.95	$1.01	$6.02	$7.03	$(0.43)	$0.00	$0.00	$(0.43)
06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00	0.00	(1.35)
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00	0.00	(0.37)
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00	0.00	(1.58)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
06/30/2016	$56.73	$0.54	$2.13	$2.67	$(0.31)	$0.00	$0.00	$(0.31)
06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00	0.00	(0.78)
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^	0.00	(0.31)
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00	0.00	(1.28)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
06/30/2016	$100.37	$4.52	$(3.69)	$0.83	$(4.55)	$0.00	$0.00	$(4.55)
06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)	0.00	(4.84)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00	0.00	(5.15)
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00	0.00	(5.60)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
06/30/2016	$100.50	$3.10	$4.91	$8.01	$(2.75)	$(0.04)	$0.00	$(2.79)
06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)	0.00	(6.96)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)	0.00	(4.46)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00	0.00	(3.35)

22	PIMCO ETF TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(c)

$51.26	1.19%	$151,316	0.15%	0.15%	0.15%	0.15%	0.68%	66%
50.99	0.70	107,175	0.14	0.16	0.14	0.16	0.49	60
50.94	0.68	127,442	0.10	0.16	0.10	0.16	0.32	61
50.78	0.20	129,595	0.09	0.15	0.09	0.15	0.33	15
50.98	0.74	132,657	0.09	0.15	0.09	0.15	0.57	8

$135.43	31.09%	$442,851	0.15%	0.15%	0.15%	0.15%	2.67%	23%
105.39	8.64	96,960	0.16	0.16	0.16	0.16	2.75	18
99.87	9.70	76,902	0.16	0.16	0.16	0.16	3.61	18
94.57	(15.97)	82,276	0.15	0.15	0.15	0.15	2.89	8
116.38	70.82	169,915	0.15	0.15	0.15	0.15	3.15	11

$52.83	1.74%	$1,065,611	0.20%	0.20%	0.20%	0.20%	0.36%	41%
52.18	(2.27)	1,182,866	0.20	0.20	0.20	0.20	(1.28)	31
53.58	2.28	1,337,875	0.20	0.20	0.20	0.20	0.63	33
52.69	(1.13)	1,041,609	0.20	0.20	0.20	0.20	0.04	11
53.39	1.71	999,496	0.20	0.20	0.20	0.20	1.51	31

$69.55	11.25%	$109,197	0.20%	0.20%	0.20%	0.20%	1.59%	12%
62.95	(2.52)	92,539	0.21	0.21	0.21	0.21	0.31	14
65.02	8.83	69,570	0.21	0.21	0.21	0.21	1.81	47
61.05	(11.33)	105,004	0.20	0.20	0.20	0.20	0.56	16
69.22	26.53	375,182	0.20	0.20	0.20	0.20	2.53	11

$59.09	4.73%	$90,404	0.20%	0.20%	0.20%	0.20%	0.96%	10%
56.73	(2.02)	92,473	0.21	0.21	0.21	0.21	(0.01)	23
58.14	4.50	106,402	0.21	0.21	0.21	0.21	1.26	19
56.40	(5.41)	72,186	0.20	0.20	0.20	0.20	0.72	11
59.93	12.21	109,678	0.20	0.20	0.20	0.20	2.38	6

$96.65	1.04%	$2,044,168	0.55%	0.55%	0.55%	0.55%	4.75%	34%
100.37	(0.82)	2,805,241	0.55	0.55	0.55	0.55	3.92	28
106.76	8.98	5,119,202	0.55	0.55	0.55	0.55	3.98	28
102.54	8.21	2,307,178	0.55	0.55	0.55	0.55	4.52	33
99.62	5.16	323,771	0.55	0.55	0.55	0.55	6.14	33

$105.72	8.14%	$447,211	0.20%	0.20%	0.20%	0.20%	3.05%	13%
100.50	0.74	244,203	0.20	0.20	0.20	0.20	3.04	12
103.21	8.24	199,196	0.20	0.20	0.20	0.20	3.36	17
102.11	0.92	140,916	0.20	0.20	0.20	0.20	3.15	34
105.46	9.20	256,267	0.20	0.20	0.20	0.20	3.32	5

ANNUAL REPORT	JUNE 30, 2016	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions(b)

PIMCO Diversified Income Active Exchange-Traded Fund
06/30/2016	$48.31	$1.93	$0.77	$2.70	$(2.17)	$0.00	$0.00	$(2.17)
06/30/2015	51.98	2.00	(2.81)	(0.81)	(2.48)	(0.38)	0.00	(2.86)
01/22/2014 - 06/30/2014	50.00	0.77	1.87	2.64	(0.66)	0.00	0.00	(0.66)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
06/30/2016	$101.15	$1.05	$(0.02)	$1.03	$(1.02)	$(0.02)	$0.00	$(1.04)
06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)	0.00	(0.84)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00	0.00	(0.92)
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)	0.00	(1.09)

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
06/30/2016	$43.51	$1.56	$(2.49)	$(0.93)	$0.00	$0.00	$0.00	$0.00
06/30/2015	51.66	1.32	(7.35)	(6.03)	(2.12)	0.00	0.00	(2.12)
06/30/2014	48.55	1.94	1.71	3.65	(0.35)	(0.19)	0.00	(0.54)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)	0.00	(0.50)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00	0.00	0.00

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
06/30/2016	$52.84	$1.25	$2.15	$3.40	$(1.13)	$0.00	$0.00	$(1.13)
06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00	0.00	(1.07)
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)	0.00	(1.27)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)	0.00	(1.25)

PIMCO Low Duration Active Exchange-Traded Fund
06/30/2016	$101.62	$1.97	$(0.24)	$1.73	$(2.30)	$(0.82)	$0.00	$(3.12)
06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00	0.00	(0.25)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
06/30/2016	$50.24	$0.48	$0.36	$0.84	$(0.43)	$0.00	$0.00	$(0.43)
06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00	0.00	(0.22)
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^	0.00	(0.47)
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)	0.00	(0.50)

PIMCO Total Return Active Exchange-Traded Fund
06/30/2016	$106.69	$3.09	$1.31	$4.40	$(3.78)	$0.00	$0.00	$(3.78)
06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)	0.00	(2.13)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)	0.00	(3.22)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00	0.00	(0.71)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.
(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

24	PIMCO ETF TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(c)

$48.84	5.87%	$37,117	0.86%	0.86%	0.85%	0.86%	4.08%	163%
48.31	(1.55)	56,043	0.85	0.85	0.85	0.85	4.01	44
51.98	5.30	44,706	0.85 *	1.04 *	0.85 *	1.04 *	3.45 *	61

$101.14	1.03%	$4,647,542	0.36%	0.36%	0.35%	0.35%	1.04%	208%
101.15	0.53	3,536,050	0.36	0.36	0.35	0.35	0.61	193
101.45	1.02	3,773,896	0.35	0.35	0.35	0.35	0.66	188
101.26	1.09	3,752,615	0.35	0.35	0.35	0.35	0.87	100
101.08	1.13	1,715,342	0.35	0.35	0.35	0.35	1.05	229

$42.58	(2.14)%	$87,713	0.79%	0.79%	0.60%	0.61%	3.80%	60%
43.51	(11.96)	102,680	0.67	0.67	0.60	0.61	2.81	114
51.66	7.55	137,415	0.62	0.62	0.61	0.61	3.93	80
48.55	(2.55)	119,436	0.63	0.64	0.60	0.61	2.54	216
50.28	0.56	28,156	0.61 *	2.14 *	0.60 *	2.13 *	3.63 *	381

$55.11	6.52%	$254,045	0.35%	0.35%	0.35%	0.35%	2.32%	23%
52.84	1.45	227,728	0.35	0.35	0.35	0.35	2.09	13
53.17	4.23	210,548	0.35	0.35	0.35	0.35	2.01	15
52.06	(0.76)	187,931	0.35	0.35	0.35	0.35	2.26	35
53.70	6.88	153,576	0.35	0.35	0.35	0.35	2.30	11

$100.23	1.75%	$58,134	0.57%	0.64%	0.55%	0.56%	1.96%	2,288%
101.62	2.37	175,808	0.52	0.57	0.50	0.55	1.30	1,591
101.27	1.52	139,750	0.56 *	0.69 *	0.56 *	0.69 *	0.69 *	4,098

$50.65	1.67%	$68,881	0.35%	0.35%	0.35%	0.35%	0.95%	36%
50.24	0.37	55,765	0.35	0.35	0.35	0.35	0.76	20
50.47	1.10	76,211	0.35	0.35	0.35	0.35	0.51	44
50.14	0.14	60,671	0.35	0.35	0.35	0.35	0.79	42
50.54	1.36	43,463	0.35	0.35	0.35	0.35	0.96	17

$107.31	4.25%	$2,594,821	0.56%	0.58%	0.55%	0.57%	2.92%	475%
106.69	3.01	2,489,072	0.57	0.63	0.55	0.61	2.60	180
108.85	5.10	3,431,844	0.56	0.57	0.55	0.56	2.24	577
105.66	3.11	4,398,592	0.55	0.55	0.55	0.55	2.26	449
105.55	6.27	1,765,865	0.55 *	0.62 *	0.55 *	0.62 *	2.86 *	322

ANNUAL REPORT	JUNE 30, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*^	$150,600	$440,952	$1,061,860	$108,798	$89,769
Investments in Affiliates	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Cash	0	13	0	0	0
Deposits with counterparty	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0
Receivable for investments sold	7,302	22,465	0	2,601	757
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0
Receivable for TBA investments sold	0	0	0	0	0
Receivable for Fund shares sold	0	0	0	0	0
Interest and/or dividends receivable	604	0	3,932	456	449
Reimbursement receivable from PIMCO	6	2	0	6	4
Total Assets	158,512	463,432	1,065,792	111,861	90,979

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0	0
Payable for short sales	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Payable for investments purchased	7,159	20,527	0	2,631	548
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0
Payable for TBA investments purchased	0	0	0	0	0
Payable upon return of securities loaned	0	0	0	0	0
Deposits from counterparty	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	0
Accrued management fees	19	37	172	18	14
Accrued taxes payable	0	0	0	0	0
Accrued reimbursement to PIMCO	0	0	0	0	0
Other liabilities	18	17	9	15	13
Total Liabilities	7,196	20,581	181	2,664	575

Net Assets	$151,316	$442,851	$1,065,611	$109,197	$90,404

Net Assets Consist of:
Paid in capital	$150,326	$431,504	$1,070,205	$118,159	$90,403
Undistributed (overdistributed) net investment income	72	1,586	(2,435)	1,028	107
Accumulated undistributed net realized gain (loss)	25	(18,416)	(12,880)	(10,791)	(877)
Net unrealized appreciation (depreciation)	893	28,177	10,721	801	771

Net Assets	$151,316	$442,851	$1,065,611	$109,197	$90,404

Shares Issued and Outstanding	2,952	3,270	20,170	1,570	1,530

Net Asset Value Per Share Outstanding	$51.26	$135.43	$52.83	$69.55	$59.09

Cost of investments in securities	$149,707	$412,775	$1,051,139	$107,997	$88,998
Cost of investments in Affiliates	$0	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$404	$0	$4,536	$130	$108
^ Includes securities on loan of:	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$2,017,044	$440,993	$40,568	$4,420,763	$113,771	$254,390	$61,223	$68,843	$3,530,511
87,953	1,691	0	0	0	0	0	0	0

1,121	56	21	0	86	0	4	0	4,409
0	0	171	0	1,652	0	1,030	0	48,385
2,260	0	15	0	36	0	5	0	1,651
16,155	819	279	0	984	0	450	0	6,558
0	0	48	0	289	0	95	0	6,149
4,417	0	210	99,807	7	0	18,332	0	21,809
0	0	0	0	27	0	0	0	0
0	0	5,135	0	0	0	0	0	641,082
0	5,287	0	240,698	0	0	0	0	0
29,794	4,309	435	18,276	589	2,592	399	565	16,902
0	0	0	0	2	0	0	0	0
2,158,744	453,155	46,882	4,779,544	117,443	256,982	81,538	69,408	4,277,456

$9,006	$739	$0	$0	$21,327	$0	$1,579	$0	$35,033
0	0	0	0	4,723	0	1,566	0	0
0	0	304	0	0	0	0	0	0

0	0	22	0	15	0	9	0	1,447
0	0	774	0	2,955	0	946	0	81,573
16,680	3,440	1,400	115,727	7	2,863	18,737	506	4,195
0	0	0	0	13	0	0	0	0
0	0	7,234	0	0	0	0	0	1,521,075
87,953	1,691	0	0	0	0	0	0	0
0	0	0	0	630	0	530	0	37,876
0	0	0	14,965	0	0	0	0	0
922	72	26	1,264	42	72	23	20	1,163
0	0	0	0	1	0	0	0	0
0	0	1	0	0	0	2	0	104
15	2	4	46	17	2	12	1	169
114,576	5,944	9,765	132,002	29,730	2,937	23,404	527	1,682,635

$2,044,168	$447,211	$37,117	$4,647,542	$87,713	$254,045	$58,134	$68,881	$2,594,821

$2,229,897	$432,418	$39,074	$4,646,829	$112,537	$242,155	$60,246	$68,443	$2,599,991
8,062	1,065	179	6,225	(9,857)	468	(218)	14	9,705
(129,393)	(1,223)	(1,700)	(4,786)	(9,407)	(1,897)	(2,246)	(216)	(14,302)
(64,398)	14,951	(436)	(726)	(5,560)	13,319	352	640	(573)

$2,044,168	$447,211	$37,117	$4,647,542	$87,713	$254,045	$58,134	$68,881	$2,594,821

21,150	4,230	760	45,950	2,060	4,610	580	1,360	24,180

$96.65	$105.72	$48.84	$101.14	$42.58	$55.11	$100.23	$50.65	$107.31

$2,086,039	$426,056	$41,288	$4,421,489	$116,781	$241,071	$60,675	$68,203	$3,456,530
$87,953	$1,691	$0	$0	$0	$0	$0	$0	$0
$0	$0	$47	$0	$293	$0	$93	$0	$6,151
$0	$0	$299	$0	$0	$0	$0	$0	$0
$0	$0	$(695)	$0	$(78)	$0	$(18)	$0	$(13,416)

$190,932	$30,721	$225	$24,400	$543	$579	$605	$539	$0
$86,179	$1,656	$0	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	JUNE 30, 2016	27

Statements of Operations

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$1,070	$5,669	$6,186	$1,853	$886
Dividends from Investments in Affiliates	0	0	0	0	0
Securities lending income	0	0	0	0	0
Total Income	1,070	5,669	6,186	1,853	886

Expenses:
Management fees	192	298	2,198	206	152
Trustee fees	5	6	43	4	3
Interest expense	0	0	0	0	0
Miscellaneous expense	6	10	0	5	4
Total Expenses	203	314	2,241	215	159
Waiver and/or Reimbursement by PIMCO	(5)	(6)	0	(4)	(3)
Net Expenses	198	308	2,241	211	156

Net Investment Income	872	5,361	3,945	1,642	730

Net Realized Gain (Loss):
Investments in securities	43	(638)	(5,124)	(1,579)	(84)
In-kind redemptions	104	3,257	(455)	4,542	14
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0	0
Short sales	0	0	0	0	0
Foreign currency	0	0	0	0	0

Net Realized Gain (Loss)	147	2,619	(5,579)	2,963	(70)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	712	43,834	18,812	8,366	3,363
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	712	43,834	18,812	8,366	3,363

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,731	$51,814	$17,178	$12,971	$4,023

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$109,979	$9,691	$2,326	$58,605	$4,084	$6,401	$3,001	$802	$90,547
62	1	0	0	0	0	0	0	0
1,108	18	0	4	0	0	0	0	0
111,149	9,710	2,326	58,609	4,084	6,401	3,001	802	90,547

11,549	595	401	14,572	535	838	653	215	14,300
90	9	2	151	4	9	6	2	99
0	0	0	529	159	0	91	0	231
0	0	3	0	5	0	6	1	460
11,639	604	406	15,252	703	847	756	218	15,090
0	0	(2)	0	(4)	0	(77)	0	(405)
11,639	604	404	15,252	699	847	679	218	14,685

99,510	9,106	1,922	43,357	3,385	5,554	2,322	584	75,862

(81,620)	(941)	(925)	(822)	(13,293)	173	(2,545)	0	7,216
(60,935)	316	0	0	0	0	0	0	0
2,106	(22)	88	0	(2,076)	(238)	(552)	0	(31,181)
0	0	141	0	1,500	0	1,489	0	58,677
0	0	0	0	0	0	12	0	0
0	0	(49)	0	(303)	0	(2)	0	(1,093)

(140,449)	(647)	(745)	(822)	(14,172)	(65)	(1,598)	0	33,619

16,340	19,487	350	642	11,388	9,716	938	418	102,894
8,161	14	218	0	(1,389)	(35)	(342)	0	(48,062)
0	0	208	0	(1,947)	0	(464)	0	(56,402)
0	0	0	0	0	0	39	0	0
0	0	0	0	12	0	4	0	207

24,501	19,501	776	642	8,064	9,681	175	418	(1,363)

$(16,438)	$27,960	$1,953	$43,177	$(2,723)	$15,170	$899	$1,002	$108,118

$0	$0	$0	$9	$19	$0	$0	$0	$7

ANNUAL REPORT	JUNE 30, 2016	29

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$872	$584	$5,361	$2,897
Net realized gain (loss)	147	272	2,619	6,210
Net change in unrealized appreciation (depreciation)	712	15	43,834	(12,606)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,731	871	51,814	(3,499)

Distributions to Shareholders:
From net investment income	(773)	(573)	(3,812)	(2,862)
From net realized capital gains	(50)	(134)	0	0
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(823)	(707)	(3,812)	(2,862)

Fund Share Transactions:
Receipts for shares sold	86,563	45,872	436,758	142,709
Cost of shares redeemed	(43,330)	(66,303)	(138,869)	(116,290)
Net increase (decrease) resulting from Fund share transactions	43,233	(20,431)	297,889	26,419

Total Increase (Decrease) in Net Assets	44,141	(20,267)	345,891	20,058

Net Assets:
Beginning of year	107,175	127,442	96,960	76,902
End of year*	$151,316	$107,175	$442,851	$96,960

* Including undistributed (overdistributed) net investment income of:	$72	$(27)	$1,586	$35

Shares of Beneficial Interest:
Shares Sold	1,700	900	3,550	1,200
Shares Redeemed	(850)	(1,300)	(1,200)	(1,050)
Net increase (decrease) in shares outstanding	850	(400)	2,350	150

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund

Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

$3,945	$(16,352)	$1,642	$273	$730	$(4)	$99,510	$131,070	$9,106	$6,950
(5,579)	(2,855)	2,963	(645)	(70)	(992)	(140,449)	(28,750)	(647)	4,790
18,812	(13,900)	8,366	(3,665)	3,363	(1,916)	24,501	(158,093)	19,501	(12,252)

17,178	(33,107)	12,971	(4,037)	4,023	(2,912)	(16,438)	(55,773)	27,960	(512)

0	(614)	(638)	(523)	(397)	(325)	(99,652)	(140,838)	(7,997)	(7,130)
0	0	0	0	0	0	0	(28,504)	(97)	(558)
(5,648)	(4,196)	0	0	0	(218)	0	0	0	0

(5,648)	(4,810)	(638)	(523)	(397)	(543)	(99,652)	(169,342)	(8,094)	(7,688)

88,364	237,002	139,711	34,269	34,038	92,705	588,513	905,955	253,220	223,452
(217,149)	(354,094)	(135,386)	(6,740)	(39,733)	(103,179)	(1,233,496)	(2,994,801)	(70,078)	(170,245)
(128,785)	(117,092)	4,325	27,529	(5,695)	(10,474)	(644,983)	(2,088,846)	183,142	53,207

(117,255)	(155,009)	16,658	22,969	(2,069)	(13,929)	(761,073)	(2,313,961)	203,008	45,007

1,182,866	1,337,875	92,539	69,570	92,473	106,402	2,805,241	5,119,202	244,203	199,196
$1,065,611	$1,182,866	$109,197	$92,539	$90,404	$92,473	$2,044,168	$2,805,241	$447,211	$244,203

$(2,435)	$(9,183)	$1,028	$(39)	$107	$(234)	$8,062	$(2,168)	$1,065	$(73)

1,700	4,500	2,200	500	600	1,600	6,250	8,800	2,500	2,150
(4,200)	(6,800)	(2,100)	(100)	(700)	(1,800)	(13,050)	(28,800)	(700)	(1,650)
(2,500)	(2,300)	100	400	(100)	(200)	(6,800)	(20,000)	1,800	500

ANNUAL REPORT	JUNE 30, 2016	31

Statements of Changes in Net Assets (Cont.)

	PIMCO Diversified Income Active Exchange- Traded Fund		PIMCO Enhanced Short Maturity Active Exchange- Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,922	$1,868	$43,357	$22,763
Net realized gain (loss)	(745)	(97)	(822)	5,884
Net change in unrealized appreciation (depreciation)	776	(2,497)	642	(9,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,953	(726)	43,177	19,210

Distributions to Shareholders:
From net investment income	(2,208)	(2,308)	(42,103)	(27,034)
From net realized capital gains	0	(325)	(825)	(3,333)

Total Distributions(a)	(2,208)	(2,633)	(42,928)	(30,367)

Fund Share Transactions:
Receipts for shares sold	0	19,590	2,437,791	1,878,459
Cost of shares redeemed	(18,671)	(4,894)	(1,326,548)	(2,105,148)
Net increase (decrease) resulting from Fund share transactions	(18,671)	14,696	1,111,243	(226,689)

Total Increase (Decrease) in Net Assets	(18,926)	11,337	1,111,492	(237,846)

Net Assets:
Beginning of year	56,043	44,706	3,536,050	3,773,896
End of year*	$37,117	$56,043	$4,647,542	$3,536,050

* Including undistributed (overdistributed) net investment income of:	$179	$401	$6,225	$1,040

Shares of Beneficial Interest:
Shares Sold	0	400	24,150	18,550
Shares Redeemed	(400)	(100)	(13,160)	(20,790)
Net increase (decrease) in shares outstanding	(400)	300	10,990	(2,240)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2(c) in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund		PIMCO Low Duration Active Exchange- Traded Fund		PIMCO Short Term Municipal Bond Active Exchange- Traded Fund		PIMCO Total Return Active Exchange- Traded Fund

Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015

$3,385	$3,247	$5,554	$4,653	$2,322	$1,924	$584	$501	$75,862	$72,435
(14,172)	(6,268)	(65)	16	(1,598)	1,600	0	(34)	33,619	125,758
8,064	(12,232)	9,681	(1,733)	175	11	418	(203)	(1,363)	(123,007)

(2,723)	(15,253)	15,170	2,936	899	3,535	1,002	264	108,118	75,186

0	(5,282)	(5,050)	(4,619)	(2,867)	(2,542)	(518)	(534)	(93,619)	(129,616)
0	0	0	0	(1,051)	(349)	0	0	0	0

0	(5,282)	(5,050)	(4,619)	(3,918)	(2,891)	(518)	(534)	(93,619)	(129,616)

28	9,342	29,643	26,858	15,098	45,528	15,148	0	529,851	482,627
(12,272)	(23,542)	(13,446)	(7,995)	(129,753)	(10,114)	(2,516)	(20,176)	(438,601)	(1,370,969)
(12,244)	(14,200)	16,197	18,863	(114,655)	35,414	12,632	(20,176)	91,250	(888,342)

(14,967)	(34,735)	26,317	17,180	(117,674)	36,058	13,116	(20,446)	105,749	(942,772)

102,680	137,415	227,728	210,548	175,808	139,750	55,765	76,211	2,489,072	3,431,844
$87,713	$102,680	$254,045	$227,728	$58,134	$175,808	$68,881	$55,765	$2,594,821	$2,489,072

$(9,857)	$(5,450)	$468	$(36)	$(218)	$(167)	$14	$(52)	$9,705	$3,349

0	200	550	500	150	450	300	0	5,000	4,400
(300)	(500)	(250)	(150)	(1,300)	(100)	(50)	(400)	(4,150)	(12,600)
(300)	(300)	300	350	(1,150)	350	250	(400)	850	(8,200)

ANNUAL REPORT	JUNE 30, 2016	33

Statements of Cash Flows

Year Ended June 30, 2016
(Amounts in thousands†)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund

Cash Flows Provided by Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(2,723)	$899

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(74,401)	(2,853,298)
Proceeds from sales of long-term securities	101,362	2,958,822
(Purchases) Proceeds from sales of short-term portfolio investments, net	(576)	29,402
Decrease in deposits with counterparty	512	914
(Increase) decrease in receivable for investments sold	465	(8,825)
Decrease in interest and/or dividends receivable	401	833
Payments on exchange-traded or centrally cleared financial derivative instruments	(3,633)	(1,077)
Proceeds from over the counter financial derivative instruments	1,440	1,507
Decrease in reimbursement to PIMCO increase in reimbursement receivable from PIMCO	1	1
Increase (decrease) in payable for investments purchased	(115)	16,990
(Decrease) in deposits from counterparty	(110)	(110)
(Decrease) in accrued management fees	(7)	(44)
Increase in accrued taxes payable	1	0
Payments on short sales transactions, net	0	(9,491)
Proceeds from (Payments on) foreign currency transactions	(291)	2
Increase in other liabilities	3	6
Net Realized (Gain) Loss
Investments in securities	13,293	2,545
Exchange-traded or centrally cleared financial derivative instruments	2,076	552
Over the counter financial derivative instruments	(1,500)	(1,489)
Short sales	0	(12)
Foreign currency	303	2
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(11,388)	(938)
Exchange-traded or centrally cleared financial derivative instruments	1,389	342
Over the counter financial derivative instruments	1,947	464
Short sales	0	(39)
Foreign currency assets and liabilities	(12)	(4)
Net amortization on investments	60	919

Net Cash Provided by Operating Activities	28,497	138,873

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	28	15,098
Payments on shares redeemed	(12,272)	(129,753)
Cash dividend paid	0	(4,126)
Proceeds from reverse repurchase agreements	274,124	336,288
Payments on reverse repurchase agreements	(276,334)	(358,954)
Proceeds from sale-buyback transactions	208,509	196,647
Payments on sale-buyback transactions	(223,032)	(195,081)

Net Cash (Used for) Financing Activities	(28,977)	(139,881)

Net (Decrease) in Cash and Foreign Currency	(480)	(1,008)

Cash and Foreign Currency:
Beginning of year	805	1,108
End of year	$325	$100

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$173	$163

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.2%
U.S. Treasury Bonds
8.875% due 08/15/2017	$5,260	$5,754
U.S. Treasury Notes
0.750% due 04/15/2018	6,220	6,238
0.750% due 02/15/2019	6,550	6,564
0.875% due 06/15/2017	4,730	4,747
0.875% due 07/15/2017	5,900	5,922
0.875% due 10/15/2017	5,115	5,136
0.875% due 11/15/2017	5,405	5,428
0.875% due 01/15/2018	5,530	5,556
0.875% due 07/15/2018	6,380	6,416
0.875% due 10/15/2018	7,630	7,672
0.875% due 04/15/2019	5,630	5,658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 05/15/2019	$6,250	$6,281
1.000% due 09/15/2017	5,960	5,993
1.000% due 12/15/2017	8,010	8,061
1.000% due 03/15/2018	7,285	7,337
1.000% due 08/15/2018	5,900	5,948
1.000% due 09/15/2018	4,600	4,638
1.000% due 03/15/2019	4,210	4,246
1.000% due 06/15/2019	5,000	5,025
1.125% due 06/15/2018	6,685	6,754
1.125% due 01/15/2019	4,930	4,986
1.250% due 12/15/2018	4,945	5,018
3.500% due 02/15/2018	7,150	7,488
3.750% due 11/15/2018	5,230	5,616
3.875% due 05/15/2018	7,260	7,714

Total U.S. Treasury Obligations (Cost $149,303)		150,196

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$404

Total Short-Term Instruments (Cost $404)	404

Total Investments in Securities (Cost $149,707)	150,600

Total Investments 99.5% (Cost $149,707)	$150,600

Other Assets and Liabilities, net 0.5%	716

Net Assets 100.0%	$151,316

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$404	U.S. Treasury Notes 1.000% due 05/15/2018	$(413)	$404	$404

Total Repurchase Agreements						$(413)	$404	$404

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$404	$0	$0	$0	$404	$(413)	$(9)

Total Borrowings and Other Financing Transactions	$404	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$150,196	$0	$150,196
Short-Term Instruments
Repurchase Agreements	0	404	0	404

Total Investments	$0	$150,600	$0	$150,600

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	35

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%
U.S. Treasury STRIPS (a)
0.000% due 08/15/2041	$44,216	$24,787
0.000% due 11/15/2041	39,636	22,077
0.000% due 02/15/2042	44,216	24,460
0.000% due 05/15/2042	40,947	22,426
0.000% due 08/15/2042	43,482	23,538
0.000% due 11/15/2042	41,010	21,990
0.000% due 02/15/2043	42,428	22,656
0.000% due 05/15/2043	42,058	22,181
0.000% due 08/15/2043	42,769	22,775
0.000% due 11/15/2043	41,279	21,921
0.000% due 02/15/2044	42,449	22,155
0.000% due 05/15/2044	43,497	22,363
0.000% due 08/15/2044	41,663	21,150
0.000% due 11/15/2044	42,636	21,477

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2045	$41,922	$20,953
0.000% due 05/15/2045	41,927	20,802
0.000% due 08/15/2045	42,108	20,737
0.000% due 11/15/2045	43,753	21,409
0.000% due 02/15/2046	42,395	20,679
0.000% due 05/15/2046	42,000	20,416

Total U.S. Treasury Obligations (Cost $412,775)		440,952

Total Investments in Securities (Cost $412,775)		440,952

Total Investments 99.6% (Cost $412,775)		$440,952

Other Assets and Liabilities, net 0.4%		1,899

Net Assets 100.0%		$442,851

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$440,952	$0	$440,952

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.2%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2018	$154,704	$157,069
0.125% due 04/15/2019	135,422	138,346
0.125% due 04/15/2020	138,797	142,069
0.125% due 04/15/2021	53,324	54,684
1.125% due 01/15/2021	106,427	113,950
1.250% due 07/15/2020	111,212	119,626
1.375% due 07/15/2018	41,791	43,852
1.375% due 01/15/2020	69,199	73,941
1.625% due 01/15/2018	50,237	52,156
1.875% due 07/15/2019	47,168	51,069
2.125% due 01/15/2019	61,646	66,164
2.625% due 07/15/2017	42,640	44,398

Total U.S. Treasury Obligations (Cost $1,046,603)		1,057,324

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
$4,536

Total Short-Term Instruments (Cost $4,536)	4,536

Total Investments in Securities (Cost $1,051,139)	1,061,860

Total Investments 99.6% (Cost $1,051,139)	$1,061,860

Other Assets and Liabilities, net 0.4%	3,751

Net Assets 100.0%	$1,065,611

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$4,536	U.S. Treasury Notes 1.000% due 05/15/2018	$(4,629)	$4,536	$4,536

Total Repurchase Agreements						$(4,629)	$4,536	$4,536

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$4,536	$0	$0	$0	$4,536	$(4,629)	$(93)

Total Borrowings and Other Financing Transactions	$4,536	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,057,324	$0	$1,057,324
Short-Term Instruments
Repurchase Agreements	0	4,536	0	4,536

Total Investments	$0	$1,061,860	$0	$1,061,860

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	37

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.5%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$14,366	$14,026
0.750% due 02/15/2042	14,687	14,761
0.750% due 02/15/2045	14,180	14,284
1.000% due 02/15/2046	8,594	9,297
1.375% due 02/15/2044	14,169	16,421
2.125% due 02/15/2040	10,060	13,185
2.125% due 02/15/2041	15,710	20,771
3.375% due 04/15/2032	4,038	5,923

Total U.S. Treasury Obligations (Cost $107,867)		108,668

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$130

Total Short-Term Instruments (Cost $130)	130

Total Investments in Securities (Cost $107,997)	108,798

Total Investments 99.6% (Cost $107,997)	$108,798

Other Assets and Liabilities, net 0.4%	399

Net Assets 100.0%	$109,197

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$130	U.S. Treasury Notes 1.000% due 05/15/2018	$(136)	$130	$130

Total Repurchase Agreements						$(136)	$130	$130

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$130	$0	$0	$0	$130	$(136)	$(6)

Total Borrowings and Other Financing Transactions	$130	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$108,668	$0	$108,668
Short-Term Instruments
Repurchase Agreements	0	130	0	130

Total Investments	$0	$108,798	$0	$108,798

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

U.S. TREASURY OBLIGATIONS 99.2%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$4,328	$4,417
0.125% due 07/15/2022	4,743	4,855
0.125% due 01/15/2023	3,999	4,057
0.375% due 07/15/2025	5,101	5,258
0.625% due 01/15/2024	7,366	7,722
0.750% due 02/15/2042	4,504	4,526
1.000% due 02/15/2046	867	938
1.125% due 01/15/2021	8,377	8,969
1.375% due 07/15/2018	2,149	2,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020	$5,069	$5,416
1.375% due 02/15/2044	4,974	5,765
1.625% due 01/15/2018	6,781	7,039
1.750% due 01/15/2028	3,148	3,686
1.875% due 07/15/2019	4,077	4,414
2.000% due 01/15/2026	4,945	5,826
2.125% due 02/15/2040	1,175	1,541
2.375% due 01/15/2025	5,462	6,530
2.500% due 01/15/2029	4,148	5,265
3.375% due 04/15/2032	806	1,182

Total U.S. Treasury Obligations (Cost $88,890)		89,661

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$108

Total Short-Term Instruments (Cost $108)	108

Total Investments in Securities (Cost $88,998)	89,769

Total Investments 99.3% (Cost $88,998)	$89,769

Other Assets and Liabilities, net 0.7%	635

Net Assets 100.0%	$90,404

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$108	U.S. Treasury Notes 1.000% due 05/15/2018	$(111)	$108	$108

Total Repurchase Agreements						$(111)	$108	$108

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$108	$0	$0	$0	$108	$(111)	$(3)

Total Borrowings and Other Financing Transactions	$108	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$89,661	$0	$89,661
Short-Term Instruments
Repurchase Agreements	0	108	0	108

Total Investments	$0	$89,769	$0	$89,769

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

CORPORATE BONDS & NOTES 89.3%

BANKING & FINANCE 18.6%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$400	$402
3.750% due 05/15/2019	5,675	5,732
4.250% due 07/01/2020	3,600	3,672
4.500% due 05/15/2021	6,100	6,265
4.625% due 10/30/2020	3,400	3,538
AGFC Capital Trust
6.000% due 01/15/2067	1,500	705
Aircastle Ltd.
6.750% due 04/15/2017	4,534	4,679
Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,816
3.250% due 09/29/2017	1,100	1,108
3.500% due 07/18/2016	6,020	6,027
3.500% due 01/27/2019	2,448	2,439
4.125% due 03/30/2020	4,700	4,723
4.750% due 09/10/2018	4,100	4,192
5.500% due 02/15/2017	26,700	27,141
6.250% due 12/01/2017	2,000	2,100
8.000% due 03/15/2020	4,900	5,525
Barclays Bank PLC
7.750% due 04/10/2023	1,530	1,582
BPCE S.A.
4.500% due 03/15/2025	3,000	3,005
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	15,045	14,518
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (a)	3,935	1,358
CIT Group, Inc.
3.875% due 02/19/2019	150	151
4.250% due 08/15/2017	24,508	25,023
5.000% due 05/15/2017	19,543	19,885
5.375% due 05/15/2020	6,300	6,583
5.500% due 02/15/2019	6,000	6,292
6.625% due 04/01/2018	675	715
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	500	518
Credit Agricole S.A.
6.637% due 05/31/2017 (b)	4,725	4,678
Eksportfinans ASA
5.500% due 06/26/2017	1,375	1,425
HBOS PLC
6.750% due 05/21/2018	2,720	2,924
HUB International Ltd.
9.250% due 02/15/2021	1,900	1,995
Icahn Enterprises LP
3.500% due 03/15/2017	4,555	4,586
4.875% due 03/15/2019	4,000	3,940
6.000% due 08/01/2020	4,800	4,752
International Lease Finance Corp.
6.250% due 05/15/2019	14,450	15,604
6.750% due 09/01/2016	4,645	4,670
8.750% due 03/15/2017	10,044	10,504
iStar, Inc.
4.000% due 11/01/2017	3,625	3,580
4.875% due 07/01/2018	3,508	3,398
5.000% due 07/01/2019	3,725	3,492
7.125% due 02/15/2018	7,025	7,227
9.000% due 06/01/2017	4,500	4,691
Jefferies Finance LLC
7.375% due 04/01/2020	7,850	7,163
KCG Holdings, Inc.
6.875% due 03/15/2020	3,725	3,380
Nationstar Mortgage LLC
6.500% due 08/01/2018	800	777
7.875% due 10/01/2020	3,065	2,889
9.625% due 05/01/2019	3,500	3,636
Navient Corp.
4.875% due 06/17/2019	9,750	9,433
5.500% due 01/15/2019	3,245	3,272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 01/25/2022	$500	$486
8.450% due 06/15/2018	25,572	27,746
OneMain Financial Holdings LLC
6.750% due 12/15/2019	4,950	4,845
PHH Corp.
7.375% due 09/01/2019	8,625	8,560
Radian Group, Inc.
5.250% due 06/15/2020	7,075	7,146
5.500% due 06/01/2019	2,008	2,093
7.000% due 03/15/2021	2,100	2,254
Realogy Group LLC
4.500% due 04/15/2019	3,250	3,343
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (b)	4,075	4,381
7.640% due 09/30/2017 (b)	2,000	1,910
7.648% due 09/30/2031 (b)	233	276
Societe Generale S.A.
5.922% due 04/05/2017 (b)	1,450	1,469
Springleaf Finance Corp.
5.750% due 09/15/2016	2,000	2,011
6.900% due 12/15/2017	26,507	27,534
Stearns Holdings LLC
9.375% due 08/15/2020	3,244	3,066
TMX Finance LLC
8.500% due 09/15/2018	7,750	6,239
VEREIT Operating Partnership LP
2.000% due 02/06/2017	8,550	8,614
4.125% due 06/01/2021	100	104

		379,787

INDUSTRIALS 62.1%
Abengoa Finance S.A.U.
8.875% due 11/01/2017 ^	1,425	64
Accudyne Industries Borrower
7.750% due 12/15/2020	4,300	3,816
ADT Corp.
3.500% due 07/15/2022	575	530
5.250% due 03/15/2020 (d)	9,225	9,778
Advanced Micro Devices, Inc.
6.750% due 03/01/2019	825	796
7.750% due 08/01/2020 (d)	4,200	3,927
Affinion Group, Inc.
7.875% due 12/15/2018	1,750	844
Alberta ULC (14.000% Cash or 14.000% PIK)
14.000% due 02/13/2020 ^(a)	672	0
Alcoa, Inc.
5.400% due 04/15/2021	3,100	3,302
5.550% due 02/01/2017	950	973
5.720% due 02/23/2019	10,050	10,835
6.150% due 08/15/2020	1,985	2,156
6.750% due 07/15/2018	1,075	1,165
Alere, Inc.
6.500% due 06/15/2020	2,000	2,000
7.250% due 07/01/2018	870	893
Aleris International, Inc.
7.875% due 11/01/2020	12,025	10,702
9.500% due 04/01/2021	900	927
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	14,620	11,915
American Airlines Group, Inc.
5.500% due 10/01/2019	2,350	2,335
AmeriGas Finance LLC
6.750% due 05/20/2020	2,000	2,070
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (a)	7,481	7,603
Anglo American Capital PLC
3.625% due 05/14/2020	3,500	3,391
4.450% due 09/27/2020	2,100	2,063
9.375% due 04/08/2019	3,300	3,799
APX Group, Inc.
6.375% due 12/01/2019	4,175	4,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ArcelorMittal
5.125% due 06/01/2020 (d)	$7,225	$7,478
6.250% due 08/05/2020	2,960	3,123
6.500% due 03/01/2021	6,900	7,124
Arch Coal, Inc.
8.000% due 01/15/2019 ^	9,300	256
Ardagh Finance Holdings S.A. (8.625 Cash or 8.625% PIK)
8.625% due 06/15/2019 (a)	4,171	4,234
Ashland, Inc.
3.875% due 04/15/2018	12,629	12,929
Associated Materials LLC
9.125% due 11/01/2017	12,656	11,327
Atwood Oceanics, Inc.
6.500% due 02/01/2020 (d)	11,572	8,638
Avaya, Inc.
7.000% due 04/01/2019	2,350	1,686
Avon Products, Inc.
6.350% due 03/15/2020	3,650	3,074
6.500% due 03/01/2019	800	744
Ball Corp.
4.375% due 12/15/2020	1,500	1,581
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	1,003
BlueLine Rental Finance Corp.
7.000% due 02/01/2019	12,384	10,712
Bombardier, Inc.
7.500% due 03/15/2018	3,800	3,923
7.750% due 03/15/2020	4,350	4,296
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)(d)	10,350	8,797
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	11,739	11,915
Cablevision Systems Corp.
7.750% due 04/15/2018	5,475	5,875
8.000% due 04/15/2020	3,275	3,365
8.625% due 09/15/2017	4,800	5,076
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	3,400	3,426
CalAtlantic Group, Inc.
6.625% due 05/01/2020	250	276
8.375% due 05/15/2018	3,000	3,304
California Resources Corp.
5.000% due 01/15/2020	2,735	1,450
8.000% due 12/15/2022	9,085	6,462
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	4,468	4,479
Carlson Wagonlit BV
6.875% due 06/15/2019	400	415
Carrizo Oil & Gas, Inc.
7.500% due 09/15/2020	2,100	2,137
Case New Holland Industrial, Inc.
7.875% due 12/01/2017	3,830	4,136
Cenovus Energy, Inc.
5.700% due 10/15/2019	3,400	3,599
Centene Corp.
5.625% due 02/15/2021	3,800	3,971
Cenveo Corp.
6.000% due 08/01/2019	700	585
Cequel Communications Holdings LLC
6.375% due 09/15/2020	4,011	4,071
Chesapeake Energy Corp.
6.500% due 08/15/2017	3,950	3,713
6.625% due 08/15/2020	4,620	3,269
7.250% due 12/15/2018 (d)	7,850	6,869
CITGO Holding, Inc.
10.750% due 02/15/2020	3,775	3,801
Claire’s Stores, Inc.
8.875% due 03/15/2019	950	226
9.000% due 03/15/2019	4,625	2,798
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	11,900	11,382
Cliffs Natural Resources, Inc.
8.250% due 03/31/2020	5,975	6,065

40	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNH Industrial Capital LLC
3.625% due 04/15/2018	$750	$754
3.875% due 07/16/2018	4,800	4,836
4.375% due 11/06/2020 (d)	3,400	3,443
CommScope Holding Co., Inc. (6.625% Cash or 7.375% PIK)
6.625% due 06/01/2020 (a)	6,389	6,611
CommScope, Inc.
4.375% due 06/15/2020	650	671
Community Health Systems, Inc.
5.125% due 08/15/2018	3,582	3,649
7.125% due 07/15/2020	4,850	4,521
8.000% due 11/15/2019	14,325	14,056
Comstock Resources, Inc.
10.000% due 03/15/2020	3,800	3,078
Concho Resources, Inc.
7.000% due 01/15/2021	2,000	2,065
Constellation Brands, Inc.
3.875% due 11/15/2019	4,400	4,647
7.250% due 09/01/2016	1,400	1,415
7.250% due 05/15/2017	11,175	11,734
Continental Resources, Inc.
7.125% due 04/01/2021	3,500	3,618
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	20,125	19,773
CSC Holdings LLC
8.625% due 02/15/2019	1,325	1,461
D.R. Horton, Inc.
3.750% due 03/01/2019	275	280
4.000% due 02/15/2020	3,875	4,011
4.750% due 05/15/2017	4,709	4,816
DCP Midstream LLC
5.350% due 03/15/2020	3,615	3,551
Dell, Inc.
4.625% due 04/01/2021 (d)	1,500	1,506
Denbury Resources, Inc.
9.000% due 05/15/2021	3,500	3,517
Diamond 1 Finance Corp.
5.875% due 06/15/2021	6,600	6,770
DISH DBS Corp.
4.250% due 04/01/2018	6,581	6,729
5.125% due 05/01/2020	10,975	11,222
7.875% due 09/01/2019	7,100	7,845
DJO Finance LLC
10.750% due 04/15/2020	2,550	2,078
Dollar Tree, Inc.
5.250% due 03/01/2020	960	994
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	2,200	2,032
DynCorp International, Inc. (10.375% Cash and 1.500% PIK)
11.875% due 11/30/2020 (a)	892	754
Dynegy, Inc.
6.750% due 11/01/2019	13,500	13,601
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,400	3,493
Energy Transfer Equity LP
7.500% due 10/15/2020	10,400	11,076
Ensco PLC
4.700% due 03/15/2021 (d)	5,900	4,910
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020 (d)	9,625	9,757
First Quantum Minerals Ltd.
6.750% due 02/15/2020	4,498	3,778
7.000% due 02/15/2021	4,748	3,840
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	7,705	7,705
Fly Leasing Ltd.
6.750% due 12/15/2020	2,100	2,118
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	3,100	3,061
2.375% due 03/15/2018	7,100	6,993
3.100% due 03/15/2020 (d)	8,400	7,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	$3,000	$3,264
6.875% due 07/15/2017	4,935	5,169
Global Ship Lease, Inc.
10.000% due 04/01/2019	468	420
GLP Capital LP
4.375% due 11/01/2018	490	505
4.375% due 04/15/2021	300	310
4.875% due 11/01/2020	3,300	3,460
Greif, Inc.
6.750% due 02/01/2017	3,871	3,939
Guitar Center, Inc.
6.500% due 04/15/2019	300	260
Gulfport Energy Corp.
7.750% due 11/01/2020	9,520	9,829
Halcon Resources Corp.
8.625% due 02/01/2020 (f)	3,485	3,304
Hanson Ltd.
6.125% due 08/15/2016	5,610	5,617
Hapag-Lloyd AG
9.750% due 10/15/2017	4,526	4,537
Harvest Operations Corp.
2.330% due 04/14/2021	3,708	3,725
HCA Holdings, Inc.
6.250% due 02/15/2021	3,750	4,031
HCA, Inc.
3.750% due 03/15/2019	350	363
4.250% due 10/15/2019	50	52
6.500% due 02/15/2020	24,000	26,670
HD Supply, Inc.
5.250% due 12/15/2021	2,675	2,815
7.500% due 07/15/2020	19,595	20,573
Headwaters, Inc.
7.250% due 01/15/2019	4,551	4,665
Hertz Corp.
4.250% due 04/01/2018	1,850	1,878
5.875% due 10/15/2020 (d)	1,600	1,648
6.750% due 04/15/2019	7,147	7,298
Hexion, Inc.
6.625% due 04/15/2020	4,240	3,567
8.875% due 02/01/2018	11,800	10,295
HudBay Minerals, Inc.
9.500% due 10/01/2020	3,500	2,975
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	2,952	3,199
Huntsman International LLC
4.875% due 11/15/2020 (d)	16,050	16,210
IASIS Healthcare LLC
8.375% due 05/15/2019	3,180	3,071
iHeartCommunications, Inc.
9.000% due 12/15/2019	9,545	7,290
9.000% due 03/01/2021	12,450	8,824
10.000% due 01/15/2018 (d)	4,050	2,106
Immucor, Inc.
11.125% due 08/15/2019	2,100	1,922
Imperial Metals Corp.
7.000% due 03/15/2019	400	361
INEOS Group Holdings S.A.
6.125% due 08/15/2018 (d)	20,425	20,629
Infor Software Parent LLC (7.125% Cash or 7.875% PIK)
7.125% due 05/01/2021 (a)	2,900	2,596
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (d)	19,575	12,919
International Game Technology PLC
5.625% due 02/15/2020	2,975	3,150
inVentiv Health, Inc.
9.000% due 01/15/2018	4,175	4,311
10.000% due 08/15/2018	1,331	1,334
inVentiv Health, Inc. (10.000% PIK)
10.000% due 08/15/2018 (a)	2,202	2,268
Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020 (d)	3,750	3,717
4.125% due 12/15/2018	5,000	5,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JC Penney Corp., Inc.
5.750% due 02/15/2018	$1,000	$1,025
7.950% due 04/01/2017	829	856
8.125% due 10/01/2019	2,500	2,603
Jo-Ann Stores LLC
8.125% due 03/15/2019	3,680	3,542
K Hovnanian Enterprises, Inc.
8.000% due 11/01/2019	3,150	2,174
KB Home
4.750% due 05/15/2019	5,121	5,159
8.000% due 03/15/2020	3,725	4,004
Kindred Healthcare, Inc.
8.000% due 01/15/2020	3,850	3,850
Kinetic Concepts, Inc.
7.875% due 02/15/2021	3,800	4,049
10.500% due 11/01/2018	9,459	9,483
Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	2,617	2,126
L Brands, Inc.
6.900% due 07/15/2017	1,100	1,169
8.500% due 06/15/2019	755	880
Laureate Education, Inc.
9.250% due 09/01/2019	1,675	1,474
Lennar Corp.
4.125% due 12/01/2018	500	508
4.500% due 11/15/2019	2,750	2,878
4.750% due 12/15/2017	436	446
4.750% due 04/01/2021	3,500	3,657
12.250% due 06/01/2017	1,000	1,093
Lightstream Resources Ltd.
8.625% due 02/01/2020 ^	3,575	268
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017 ^	444	49
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	7,420	7,253
4.875% due 04/15/2020	7,000	6,790
MGM Resorts International
5.250% due 03/31/2020	4,875	5,131
6.750% due 10/01/2020	4,000	4,390
7.625% due 01/15/2017	7,520	7,764
8.625% due 02/01/2019	7,475	8,432
Modular Space Corp.
10.250% due 01/31/2019	800	388
Nabors Industries, Inc.
5.000% due 09/15/2020	3,400	3,202
6.150% due 02/15/2018	3,500	3,602
NBTY, Inc.
7.625% due 05/15/2021	7,600	7,628
NCL Corp. Ltd.
4.625% due 11/15/2020	2,800	2,809
5.250% due 11/15/2019	2,025	2,055
New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,331
New York Times Co.
6.625% due 12/15/2016	250	255
Noble Holding International Ltd.
4.900% due 08/01/2020	2,700	2,286
Nokia OYJ
5.375% due 05/15/2019	1,100	1,181
Novelis, Inc.
8.375% due 12/15/2017	3,745	3,832
8.750% due 12/15/2020	16,580	17,292
Nuance Communications, Inc.
5.375% due 08/15/2020	3,320	3,395
NXP BV
3.500% due 09/15/2016	3,167	3,172
4.125% due 06/15/2020	1,500	1,523
4.125% due 06/01/2021	3,400	3,460
Oasis Petroleum, Inc.
7.250% due 02/01/2019	1,400	1,348
Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	830
Pacific Drilling S.A.
5.375% due 06/01/2020 (d)	4,225	1,289

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Perstorp Holding AB
8.750% due 05/15/2017	$1,965	$1,965
11.000% due 08/15/2017 (d)	6,625	6,360
PHI, Inc.
5.250% due 03/15/2019	4,770	4,436
Platform Specialty Products Corp.
10.375% due 05/01/2021	1,000	1,010
Precision Drilling Corp.
6.625% due 11/15/2020	3,500	3,220
Pride International, Inc.
6.875% due 08/15/2020	3,400	3,249
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	11,800	12,218
9.875% due 08/15/2019	776	802
Rite Aid Corp.
9.250% due 03/15/2020	3,000	3,169
Rockies Express Pipeline LLC
5.625% due 04/15/2020	200	202
6.000% due 01/15/2019	7,750	7,924
6.850% due 07/15/2018	4,550	4,743
Rowan Cos., Inc.
7.875% due 08/01/2019	2,100	2,164
RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	99
7.250% due 05/15/2018	4,910	5,235
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	3,800	3,857
Sabine Pass LNG LP
7.500% due 11/30/2016	14,396	14,679
SandRidge Energy, Inc.
8.750% due 06/01/2020 ^	905	376
Sanmina Corp.
4.375% due 06/01/2019	3,398	3,483
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)	5,290	5,515
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)	1,300	1,329
Sears Holdings Corp.
8.000% due 12/15/2019	1,653	1,347
Select Medical Corp.
6.375% due 06/01/2021	1,400	1,348
Sequa Corp.
7.000% due 12/15/2017	16,768	4,444
Seventy Seven Operating LLC
6.625% due 11/15/2019 ^	2,600	1,313
Smithfield Foods, Inc.
7.750% due 07/01/2017	2,368	2,504
SoftBank Group Corp.
4.500% due 04/15/2020	3,375	3,493
Southwestern Energy Co.
4.050% due 01/23/2020	3,500	3,439
7.500% due 02/01/2018	3,500	3,736
Springs Industries, Inc.
6.250% due 06/01/2021	1,400	1,432
SPX FLOW, Inc.
6.875% due 09/01/2017	1,250	1,308
Standard Industries, Inc.
5.125% due 02/15/2021	1,900	1,962
Sun Products Corp.
7.750% due 03/15/2021	2,100	2,181
Sunoco LP
5.500% due 08/01/2020	3,575	3,535
Syniverse Holdings, Inc.
9.125% due 01/15/2019	3,725	1,844
T-Mobile USA, Inc.
5.250% due 09/01/2018	7,350	7,506
6.464% due 04/28/2019	15,950	16,269
6.542% due 04/28/2020	3,000	3,094
6.625% due 11/15/2020	1,600	1,656
Teck Resources Ltd.
3.000% due 03/01/2019	1,290	1,219
8.000% due 06/01/2021	400	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEGNA, Inc.
5.125% due 10/15/2019	$3,575	$3,687
Telesat Canada
6.000% due 05/15/2017	2,211	2,210
Tenet Healthcare Corp.
4.750% due 06/01/2020	3,400	3,500
5.000% due 03/01/2019	8,630	8,393
5.500% due 03/01/2019	12,275	12,152
6.250% due 11/01/2018	6,300	6,678
Tervita Corp.
8.000% due 11/15/2018	3,550	3,408
Tesoro Corp.
4.250% due 10/01/2017	2,000	2,055
Tesoro Logistics LP
5.500% due 10/15/2019	600	630
6.125% due 10/15/2021	1,400	1,456
Thompson Creek Metals Co., Inc.
9.750% due 12/01/2017	1,800	1,809
Toll Brothers Finance Corp.
8.910% due 10/15/2017	4,535	4,943
Tops Holding Corp. (8.750% Cash or 9.500% PIK)
8.750% due 06/15/2018 (a)	1,000	875
Toys “R” Us Property Co. LLC
8.500% due 12/01/2017	4,325	4,303
Toys “R” Us, Inc.
10.375% due 08/15/2017	2,000	1,970
TransDigm, Inc.
5.500% due 10/15/2020	9,800	10,020
Transocean, Inc.
6.000% due 03/15/2018	4,550	4,641
6.500% due 11/15/2020	3,600	3,217
6.800% due 12/15/2016	3,750	3,802
Tronox Finance LLC
6.375% due 08/15/2020	3,325	2,485
United States Steel Corp.
7.375% due 04/01/2020 (d)	1,389	1,314
8.375% due 07/01/2021	1,300	1,373
USG Corp.
6.300% due 11/15/2016	11,812	12,063
9.750% due 01/15/2018	6,141	6,763
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	12,510	10,751
6.375% due 10/15/2020	13,470	11,652
6.750% due 08/15/2018 (d)	6,608	6,391
7.000% due 10/01/2020	3,200	2,840
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	5,380	2,905
W&T Offshore, Inc.
8.500% due 06/15/2019	3,675	919
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (a)	418	422
Weatherford International Ltd.
7.750% due 06/15/2021	6,600	6,451
Whiting Petroleum Corp.
5.000% due 03/15/2019	4,025	3,723
5.750% due 03/15/2021 (d)	3,400	3,090
6.500% due 10/01/2018	2,175	2,099
WideOpenWest Finance LLC
10.250% due 07/15/2019	3,575	3,718
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	9,730	9,584
7.375% due 04/23/2021	15,700	15,111
Windstream Services LLC
7.875% due 11/01/2017	8,486	9,038
Wise Metals Group LLC
8.750% due 12/15/2018	8,650	8,001
WPX Energy, Inc.
7.500% due 08/01/2020	3,575	3,586
XPO Logistics, Inc.
7.875% due 09/01/2019	9,490	9,704
Yum! Brands, Inc.
3.875% due 11/01/2020	1,400	1,428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ZF North America Capital, Inc.
4.000% due 04/29/2020	$15,075	$15,518

		1,268,215

UTILITIES 8.6%
AES Corp.
3.673% due 06/01/2019	579	579
8.000% due 06/01/2020 (d)(f)	3,800	4,446
CenturyLink, Inc.
5.150% due 06/15/2017	5,320	5,460
5.625% due 04/01/2020	3,730	3,875
6.000% due 04/01/2017	5,617	5,779
DPL, Inc.
6.500% due 10/15/2016	45	45
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	501	239
EP Energy LLC
9.375% due 05/01/2020	4,075	2,903
Freeport-McMoran Oil & Gas LLC
6.500% due 11/15/2020	2,000	2,014
Frontier Communications Corp.
8.125% due 10/01/2018	10,961	12,051
8.250% due 04/15/2017	5,915	6,144
8.875% due 09/15/2020	3,500	3,749
Genesis Energy LP
5.750% due 02/15/2021	5,100	4,845
GenOn Energy, Inc.
7.875% due 06/15/2017	17,373	14,680
NGPL PipeCo LLC
7.119% due 12/15/2017	7,744	8,112
Niska Gas Storage Canada ULC
6.500% due 04/01/2019	1,900	1,805
NRG Energy, Inc.
7.625% due 01/15/2018	133	144
Sprint Capital Corp.
6.900% due 05/01/2019	4,000	3,840
Sprint Communications, Inc.
6.000% due 12/01/2016	9,398	9,480
7.000% due 03/01/2020	2,200	2,314
7.000% due 08/15/2020	12,752	11,461
8.375% due 08/15/2017	2,000	2,060
9.000% due 11/15/2018	22,212	23,739
Talen Energy Supply LLC
4.625% due 07/15/2019	8,400	7,434
Talos Production LLC
9.750% due 02/15/2018	400	143
Targa Resources Partners LP
4.125% due 11/15/2019	3,030	3,015
5.000% due 01/15/2018	7,060	7,219
Telecom Italia Capital S.A.
6.999% due 06/04/2018	26,146	28,434

		176,009

Total Corporate Bonds & Notes (Cost $1,893,007)		1,824,011

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Floating Rate Notes
0.450% due 04/30/2018	2,100	2,101

Total U.S. Treasury Obligations (Cost $2,100)		2,101

SHORT-TERM INSTRUMENTS 9.3%

REPURCHASE AGREEMENTS (e) 9.3%
		190,932

Total Short-Term Instruments (Cost $190,932)		190,932

Total Investments in Securities (Cost $2,086,039)		2,017,044

42	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

MUTUAL FUNDS 4.3%
PIMCO Money Market Fund (c)(d)	87,953,183	$87,953

Total Short-Term Instruments (Cost $87,953)		87,953

Total Investments in Affiliates (Cost $87,953)		87,953

MARKET VALUE (000S)
Total Investments 103.0% (Cost $2,173,992)	$2,104,997

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)	1,121

Other Assets and Liabilities, net (3.0)%	(61,950)

Net Assets 100.0%	$2,044,168

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $86,179 were out on loan in exchange for $87,953 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FAR	0.800%	06/30/2016	07/01/2016	$149,400	U.S. Treasury Notes 1.375% due 10/31/2020	$(152,529)	$149,400	$149,403
MBC	0.780	06/30/2016	07/01/2016	34,700	U.S. Treasury Notes 2.750% due 02/15/2019	(35,830)	34,700	34,701
SSB	0.010	06/30/2016	07/01/2016	6,832	U.S. Treasury Notes 1.000% due 05/15/2018	(6,973)	6,832	6,832

Total Repurchase Agreements						$(195,332)	$190,932	$190,936

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(4.000)%	07/01/2016	TBD	(2)	$(3,093)	$(3,093)
	(3.250)	06/10/2016	TBD	(2)	(2,858)	(2,853)
	(4.625)	06/16/2016	07/01/2016		(3,066)	(3,060)

Total Reverse Repurchase Agreements						$(9,006)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(1,479) at a weighted average interest rate of (4.317)%.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $6,229 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(9,006)	$0	$0	$(9,006)	$6,229	$(2,777)
FAR	149,403	0	0	0	149,403	(152,528)	(3,125)
MBC	34,701	0	0	0	34,701	(35,830)	(1,129)
SSB	6,832	0	0	0	6,832	(6,973)	(141)

Master Securities Lending Agreement
BCY	0	0	0	58,836	58,836	(60,020)	(1,184)
DEU	0	0	0	6,641	6,641	(6,785)	(145)
FOB	0	0	0	7,097	7,097	(7,240)	(144)
JPM	0	0	0	701	701	(715)	(14)
RDR	0	0	0	6,906	6,906	(7,077)	(171)
SAL	0	0	0	5,998	5,998	(6,116)	(118)

Total Borrowings and Other Financing Transactions	$190,936	$(9,006)	$0	$86,179

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(3,060)	$0	$0	$(2,853)	$(5,913)

Securities Lending Transactions (5)
Corporate Bonds & Notes	$(87,953)	$0	$0	$0	$(87,953)

Total Borrowings	$(91,013)	$0	$0	$(2,853)	$(93,866)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions (6)					$(93,866)

(5)	Includes cash collateral as described in Note 5(d) in the Notes to Financial Statements.
(6)	Unsettled reverse repurchase agreements liability of $(3,093) is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	Long	09/2016	498	$1,112	$39	$0

Total Futures Contracts				$1,112	$39	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$74,745	$3,210	$2,597	$309	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	168,200	5,658	889	773	0

				$8,868	$3,486	$1,082	$0

Total Swap Agreements				$8,868	$3,486	$1,082	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

44	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $16,155 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$39	$1,082	$1,121	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39
Swap Agreements	0	1,082	0	0	0	1,082

	$0	$1,082	$0	$0	$39	$1,121

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$808	$808
Swap Agreements	0	1,298	0	0	0	1,298

	$0	$1,298	$0	$0	$808	$2,106

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,151	$1,151
Swap Agreements	0	7,010	0	0	0	7,010

	$0	$7,010	$0	$0	$1,151	$8,161

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	45

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$379,787	$0	$379,787
Industrials	0	1,264,490	3,725	1,268,215
Utilities	0	176,009	0	176,009
U.S. Treasury Obligations	0	2,101	0	2,101
Short-Term Instruments
Repurchase Agreements	0	190,932	0	190,932

	$0	$2,013,319	$3,725	$2,017,044

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$87,953	$0	$0	$87,953

Total Investments	$87,953	$2,013,319	$3,725	$2,104,997

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$39	$1,082	$0	$1,121

Totals	$87,992	$2,014,401	$3,725	$2,106,118

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

CORPORATE BONDS & NOTES 91.5%

BANKING & FINANCE 32.6%
ABN AMRO Bank NV
4.750% due 07/28/2025	$500	$521
Aflac, Inc.
3.625% due 11/15/2024	1,000	1,073
American Express Co.
2.650% due 12/02/2022	250	254
4.050% due 12/03/2042	425	447
American Honda Finance Corp.
2.450% due 09/24/2020	1,000	1,039
2.600% due 09/20/2016	380	381
American International Group, Inc.
3.750% due 07/10/2025	1,950	1,992
American Tower Corp.
4.500% due 01/15/2018	420	438
Banco do Brasil S.A.
6.000% due 01/22/2020	325	345
Banco Santander Brasil S.A.
4.625% due 02/13/2017	1,575	1,599
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	375	387
Bank of America Corp.
2.650% due 04/01/2019	1,000	1,026
3.875% due 03/22/2017	2,000	2,037
4.000% due 04/01/2024	4,350	4,652
6.875% due 04/25/2018	250	273
7.750% due 05/14/2038	350	495
Bank of New York Mellon Corp.
3.000% due 02/24/2025	1,000	1,050
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	3,250	3,275
Barclays Bank PLC
6.050% due 12/04/2017	425	445
BB&T Corp.
2.450% due 01/15/2020	3,494	3,593
Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	399
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020	1,400	1,474
BNP Paribas S.A.
5.000% due 01/15/2021	3,800	4,272
Boston Properties LP
3.800% due 02/01/2024	675	726
BPCE S.A.
4.500% due 03/15/2025	1,125	1,127
5.150% due 07/21/2024	625	652
Capital One Financial Corp.
4.750% due 07/15/2021	1,925	2,141
Charles Schwab Corp.
3.000% due 03/10/2025	300	314
Chubb INA Holdings, Inc.
3.350% due 05/03/2026	1,500	1,600
4.350% due 11/03/2045	1,000	1,154
Citigroup, Inc.
2.700% due 03/30/2021	1,500	1,531
3.700% due 01/12/2026	2,000	2,111
4.000% due 08/05/2024	2,450	2,524
8.125% due 07/15/2039	84	132
CME Group, Inc.
3.000% due 09/15/2022	1,225	1,302
3.000% due 03/15/2025	400	419
Compass Bank
6.400% due 10/01/2017	825	864
Cooperatieve Rabobank UA
3.875% due 02/08/2022	325	353
5.250% due 05/24/2041	2,385	2,976
Credit Suisse AG
3.000% due 10/29/2021	1,150	1,179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group Funding Guernsey Ltd.
4.875% due 05/15/2045	$1,000	$1,000
Crown Castle International Corp.
4.450% due 02/15/2026	1,950	2,122
Duke Realty LP
3.875% due 10/15/2022	250	265
Essex Portfolio LP
3.250% due 05/01/2023	1,800	1,845
Ford Motor Credit Co. LLC
2.375% due 03/12/2019	3,350	3,399
5.875% due 08/02/2021	1,675	1,923
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,425	3,542
4.418% due 11/15/2035	2,277	2,559
General Motors Financial Co., Inc.
3.700% due 11/24/2020	1,000	1,029
Goldman Sachs Group, Inc.
2.375% due 01/22/2018	1,150	1,166
2.550% due 10/23/2019	4,000	4,096
3.500% due 01/23/2025	400	412
4.750% due 10/21/2045	625	692
6.750% due 10/01/2037	1,600	1,981
Hospitality Properties Trust
5.000% due 08/15/2022	959	1,032
HSBC Holdings PLC
3.900% due 05/25/2026	1,000	1,033
4.300% due 03/08/2026	2,000	2,125
HSBC USA, Inc.
2.375% due 11/13/2019	4,525	4,563
ING Bank NV
2.500% due 10/01/2019	1,610	1,644
Intercontinental Exchange, Inc.
2.500% due 10/15/2018	375	384
Intesa Sanpaolo SpA
2.375% due 01/13/2017	1,900	1,907
John Deere Capital Corp.
3.900% due 07/12/2021	275	304
JPMorgan Chase & Co.
2.550% due 03/01/2021	3,000	3,063
3.625% due 05/13/2024	2,475	2,632
4.850% due 02/01/2044	2,350	2,819
5.400% due 01/06/2042	300	373
KeyCorp
2.900% due 09/15/2020	1,355	1,403
Kilroy Realty LP
3.800% due 01/15/2023	875	919
Lazard Group LLC
3.750% due 02/13/2025	1,200	1,196
LeasePlan Corp. NV
3.000% due 10/23/2017	425	428
Lloyds Bank PLC
3.500% due 05/14/2025	1,900	1,955
5.800% due 01/13/2020	400	448
Macquarie Bank Ltd.
6.625% due 04/07/2021	49	57
Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	433	458
MetLife Capital Trust
9.250% due 04/08/2068	975	1,340
MetLife, Inc.
5.875% due 02/06/2041	85	106
Mizuho Financial Group, Inc.
3.477% due 04/12/2026	2,000	2,137
Morgan Stanley
3.875% due 01/27/2026	1,575	1,680
4.350% due 09/08/2026	1,925	2,019
7.300% due 05/13/2019	1,503	1,728
MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (b)	325	326
Nasdaq, Inc.
3.850% due 06/30/2026	100	102
National City Corp.
6.875% due 05/15/2019	1,275	1,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PNC Bank N.A.
3.800% due 07/25/2023	$400	$432
Prudential Financial, Inc.
3.500% due 05/15/2024	1,975	2,057
Santander Holdings USA, Inc.
4.500% due 07/17/2025	1,500	1,546
Standard Chartered PLC
3.050% due 01/15/2021	1,000	1,015
State Street Corp.
1.526% due 08/18/2020	1,200	1,205
Sumitomo Life Insurance Co.
6.500% due 09/20/2073	600	702
Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,825	1,916
Synchrony Financial
2.700% due 02/03/2020	250	251
Tanger Properties LP
3.750% due 12/01/2024	1,230	1,269
U.S. Bancorp
2.950% due 07/15/2022	2,325	2,422
UBS AG
1.800% due 03/26/2018	1,000	1,010
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025	2,000	2,081
Ventas Realty LP
4.000% due 04/30/2019	250	264
Visa, Inc.
4.300% due 12/14/2045	1,525	1,765
WEA Finance LLC
3.750% due 09/17/2024	1,075	1,123
Wells Fargo & Co.
1.400% due 09/08/2017	3,611	3,624
3.300% due 09/09/2024	2,750	2,889
4.125% due 08/15/2023	75	81
Weyerhaeuser Co.
7.375% due 03/15/2032	1,250	1,659
WR Berkley Corp.
4.625% due 03/15/2022	400	438

		145,971

INDUSTRIALS 44.6%
21st Century Fox America, Inc.
4.950% due 10/15/2045	1,000	1,144
6.400% due 12/15/2035	100	128
Abbott Laboratories
2.550% due 03/15/2022	250	256
AbbVie, Inc.
2.900% due 11/06/2022	2,650	2,706
3.200% due 05/14/2026	500	507
4.300% due 05/14/2036	500	511
Actavis Funding SCS
3.800% due 03/15/2025	1,679	1,750
Aetna, Inc.
4.375% due 06/15/2046	300	312
Alibaba Group Holding Ltd.
3.600% due 11/28/2024	1,000	1,024
Altria Group, Inc.
2.950% due 05/02/2023	3,668	3,851
Amgen, Inc.
3.450% due 10/01/2020	1,345	1,440
3.625% due 05/22/2024	3,375	3,629
Anadarko Petroleum Corp.
3.450% due 07/15/2024 (d)	1,975	1,935
6.375% due 09/15/2017	35	37
Anglo American Capital PLC
2.625% due 09/27/2017	25	25
Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	1,525	1,626
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026	1,000	1,072
4.900% due 02/01/2046	2,000	2,352

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	$1,650	$1,910
Anthem, Inc.
3.500% due 08/15/2024	1,004	1,042
Apache Corp.
4.750% due 04/15/2043	500	516
Apple, Inc.
2.500% due 02/09/2025	1,450	1,475
3.250% due 02/23/2026	1,000	1,064
3.450% due 05/06/2024	375	408
Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	100	107
Baxalta, Inc.
5.250% due 06/23/2045	1,375	1,496
Becton Dickinson and Co.
2.675% due 12/15/2019	3,425	3,526
BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	1,925	2,180
BorgWarner, Inc.
3.375% due 03/15/2025	200	205
Boston Scientific Corp.
2.650% due 10/01/2018	2,065	2,112
Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,940	2,411
Caterpillar, Inc.
3.803% due 08/15/2042	1,003	1,024
Cenovus Energy, Inc.
6.750% due 11/15/2039	260	274
Charter Communications Operating LLC
4.908% due 07/23/2025	2,050	2,238
Chevron Corp.
2.100% due 05/16/2021	1,500	1,531
China Resources Gas Group Ltd.
4.500% due 04/05/2022	750	816
Cigna Corp.
5.375% due 02/15/2042	1,250	1,486
Cimarex Energy Co.
4.375% due 06/01/2024	1,000	1,048
CNOOC Finance Ltd.
3.875% due 05/02/2022	550	584
Coca-Cola Co.
1.650% due 03/14/2018	250	253
Coca-Cola European Partners U.S. LLC
2.000% due 08/19/2016	330	330
Comcast Corp.
3.125% due 07/15/2022	2,850	3,050
3.150% due 03/01/2026	2,000	2,130
3.600% due 03/01/2024	2,175	2,389
ConAgra Foods, Inc.
2.100% due 03/15/2018	230	232
ConocoPhillips Co.
2.875% due 11/15/2021	1,850	1,885
Continental Resources, Inc.
4.500% due 04/15/2023	300	281
Corning, Inc.
5.750% due 08/15/2040	285	340
Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	225	223
4.500% due 09/16/2025 (f)	1,000	1,050
CSX Corp.
6.220% due 04/30/2040	325	449
CVS Health Corp.
3.375% due 08/12/2024	2,090	2,226
5.125% due 07/20/2045	670	834
Diamond 1 Finance Corp.
5.450% due 06/15/2023	500	519
6.020% due 06/15/2026	1,000	1,039
8.100% due 07/15/2036	500	541
Discovery Communications LLC
5.050% due 06/01/2020	250	276
Dominion Gas Holdings LLC
3.600% due 12/15/2024	1,625	1,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dow Chemical Co.
5.250% due 11/15/2041	$630	$703
Ecopetrol S.A.
5.375% due 06/26/2026	1,000	975
Eli Lilly & Co.
2.750% due 06/01/2025	1,975	2,095
Encana Corp.
5.150% due 11/15/2041	30	24
Energy Transfer Partners LP
3.600% due 02/01/2023	2,925	2,808
4.650% due 06/01/2021	100	103
Enterprise Products Operating LLC
3.750% due 02/15/2025	1,550	1,620
4.850% due 03/15/2044	800	849
6.650% due 04/15/2018	200	218
Equifax, Inc.
2.300% due 06/01/2021	300	305
Exxon Mobil Corp.
3.176% due 03/15/2024	1,975	2,125
FedEx Corp.
4.550% due 04/01/2046	1,000	1,090
Flextronics International Ltd.
4.750% due 06/15/2025	600	609
Forest Laboratories LLC
4.375% due 02/01/2019	3,350	3,536
Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	66
General Electric Co.
3.100% due 01/09/2023	75	80
5.500% due 01/08/2020	1,577	1,804
6.875% due 01/10/2039	416	630
General Motors Co.
4.875% due 10/02/2023	1,000	1,065
Georgia-Pacific LLC
3.163% due 11/15/2021	2,000	2,107
Gilead Sciences, Inc.
3.500% due 02/01/2025	1,879	2,006
GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	236
6.375% due 05/15/2038	1,000	1,435
Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,972	2,799
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,975	1,751
Halliburton Co.
5.000% due 11/15/2045	1,025	1,122
Hewlett Packard Enterprise Co.
4.400% due 10/15/2022	1,000	1,072
Home Depot, Inc.
3.000% due 04/01/2026	1,000	1,065
4.250% due 04/01/2046	7	8
Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	878
Intel Corp.
3.700% due 07/29/2025	1,500	1,669
International Business Machines Corp.
4.000% due 06/20/2042	92	98
5.600% due 11/30/2039	29	37
KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,399	1,530
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,725	1,758
5.300% due 09/15/2020	485	519
Kinder Morgan, Inc.
3.050% due 12/01/2019	200	202
5.550% due 06/01/2045	1,115	1,137
Kraft Heinz Foods Co.
4.375% due 06/01/2046	400	425
5.200% due 07/15/2045	450	535
6.125% due 08/23/2018	3,030	3,325
Kroger Co.
6.150% due 01/15/2020	275	317
L-3 Communications Corp.
4.750% due 07/15/2020	699	755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lockheed Martin Corp.
4.700% due 05/15/2046	$1,450	$1,713
Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,378	1,611
McDonald’s Corp.
3.700% due 01/30/2026	1,000	1,083
Medtronic, Inc.
3.150% due 03/15/2022	1,875	2,003
3.500% due 03/15/2025	1,000	1,092
4.625% due 03/15/2045	1,000	1,180
Merck & Co., Inc.
3.700% due 02/10/2045	1,000	1,054
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	178
Microsoft Corp.
2.700% due 02/12/2025	2,125	2,200
4.450% due 11/03/2045	1,000	1,128
Mondelez International, Inc.
2.250% due 02/01/2019	2,495	2,551
Moody’s Corp.
4.875% due 02/15/2024	1,650	1,875
5.500% due 09/01/2020	300	342
Mylan, Inc.
3.125% due 01/15/2023	100	99
Newell Brands, Inc.
5.500% due 04/01/2046	1,000	1,193
Noble Holding International Ltd.
4.900% due 08/01/2020	100	85
Norfolk Southern Corp.
4.650% due 01/15/2046	1,000	1,161
Northrop Grumman Corp.
3.850% due 04/15/2045	565	596
Occidental Petroleum Corp.
3.400% due 04/15/2026	1,000	1,057
ONEOK Partners LP
3.200% due 09/15/2018	1,565	1,584
5.000% due 09/15/2023	250	264
Oracle Corp.
2.800% due 07/08/2021	3,050	3,204
4.125% due 05/15/2045	1,175	1,215
PepsiCo, Inc.
2.850% due 02/24/2026	1,000	1,048
5.500% due 01/15/2040	430	554
Pfizer, Inc.
4.400% due 05/15/2044	400	455
6.200% due 03/15/2019	2,996	3,385
Philip Morris International, Inc.
3.375% due 08/11/2025	425	460
3.600% due 11/15/2023	825	906
5.650% due 05/16/2018	1,575	1,711
Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	216
QUALCOMM, Inc.
3.000% due 05/20/2022	1,000	1,056
3.450% due 05/20/2025	725	772
Republic Services, Inc.
5.250% due 11/15/2021	295	341
Reynolds American, Inc.
4.450% due 06/12/2025	1,000	1,119
Rogers Communications, Inc.
6.800% due 08/15/2018	2,600	2,881
SABMiller Holdings, Inc.
3.750% due 01/15/2022	2,700	2,898
Southern Copper Corp.
6.750% due 04/16/2040	1,475	1,531
Stryker Corp.
2.625% due 03/15/2021	200	207
4.375% due 01/15/2020	100	109
4.625% due 03/15/2046	200	226
Suncor Energy, Inc.
6.100% due 06/01/2018	1,500	1,623
Target Corp.
3.875% due 07/15/2020	250	273

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telefonica Emisiones S.A.U.
5.462% due 02/16/2021	$125	$143
7.045% due 06/20/2036	1,000	1,288
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	100	102
Time Warner Cable, Inc.
5.000% due 02/01/2020	1,775	1,931
Time Warner, Inc.
3.400% due 06/15/2022	550	583
3.550% due 06/01/2024	2,550	2,715
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	229
4.875% due 01/15/2026	1,000	1,144
Tyson Foods, Inc.
4.875% due 08/15/2034	1,000	1,120
Union Pacific Corp.
4.750% due 09/15/2041	1,550	1,827
United Technologies Corp.
3.100% due 06/01/2022	2,994	3,194
UnitedHealth Group, Inc.
4.750% due 07/15/2045	1,000	1,214
6.875% due 02/15/2038	415	607
Vale Overseas Ltd.
6.875% due 11/21/2036	1,690	1,563
Viacom, Inc.
4.250% due 09/01/2023	2,395	2,493
Wal-Mart Stores, Inc.
6.200% due 04/15/2038	3,362	4,770
Walt Disney Co.
4.125% due 06/01/2044	1,210	1,379
Western Gas Partners LP
4.650% due 07/01/2026 (a)	300	299
Whirlpool Corp.
3.700% due 03/01/2023	250	265
5.150% due 03/01/2043	300	339
Williams Partners LP
5.400% due 03/04/2044	1,168	1,043
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,725	1,782

		199,287

UTILITIES 14.3%
American Water Capital Corp.
3.850% due 03/01/2024	1,703	1,884
Appalachian Power Co.
7.000% due 04/01/2038	605	816
AT&T, Inc.
3.600% due 02/17/2023	1,000	1,048
4.125% due 02/17/2026	1,000	1,076
4.800% due 06/15/2044	2,775	2,870
5.650% due 02/15/2047	1,000	1,148
Atmos Energy Corp.
4.150% due 01/15/2043	630	672
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	380	505
BG Energy Capital PLC
5.125% due 10/15/2041	115	130
BP Capital Markets PLC
2.237% due 05/10/2019	2,975	3,056
4.500% due 10/01/2020	275	305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Finance USA LLC
3.500% due 05/05/2025	$1,325	$1,345
Consumers Energy Co.
3.125% due 08/31/2024	1,925	2,043
Dominion Resources, Inc.
4.450% due 03/15/2021	120	133
DTE Electric Co.
3.650% due 03/15/2024	1,475	1,627
Duke Energy Corp.
3.950% due 10/15/2023	400	434
Duke Energy Ohio, Inc.
3.800% due 09/01/2023	1,935	2,138
E.ON International Finance BV
5.800% due 04/30/2018	45	48
Electricite de France S.A.
4.600% due 01/27/2020	375	411
4.875% due 01/22/2044	1,525	1,606
Entergy Corp.
5.125% due 09/15/2020	300	329
Exelon Corp.
3.950% due 06/15/2025	1,000	1,072
Exelon Generation Co. LLC
6.200% due 10/01/2017	100	106
FirstEnergy Corp.
7.375% due 11/15/2031	1,793	2,232
Florida Power & Light Co.
4.125% due 02/01/2042	100	113
Kentucky Utilities Co.
5.125% due 11/01/2040	100	126
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	850	895
MidAmerican Energy Co.
3.500% due 10/15/2024	3,187	3,494
Pacific Gas & Electric Co.
3.500% due 10/01/2020	305	328
4.750% due 02/15/2044	2,902	3,445
5.800% due 03/01/2037	255	334
Pennsylvania Electric Co.
5.200% due 04/01/2020	70	74
Petroleos Mexicanos
4.250% due 01/15/2025	1,400	1,352
4.875% due 01/24/2022	325	333
5.750% due 03/01/2018	170	178
6.375% due 01/23/2045	1,730	1,747
6.875% due 08/04/2026	1,000	1,121
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	1,000	1,013
Plains All American Pipeline LP
5.150% due 06/01/2042	725	647
Sempra Energy
2.300% due 04/01/2017	225	227
Shell International Finance BV
4.000% due 05/10/2046	1,000	1,023
4.375% due 03/25/2020	230	253
6.375% due 12/15/2038	925	1,260
Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,000	1,012
Southern California Gas Co.
3.150% due 09/15/2024	2,275	2,437
Southern Power Co.
5.150% due 09/15/2041	1,940	2,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Public Service Co.
6.000% due 10/01/2036	$1,973	$2,537
Verizon Communications, Inc.
2.625% due 02/21/2020	2,798	2,897
3.000% due 11/01/2021	652	685
4.400% due 11/01/2034	2,257	2,336
4.522% due 09/15/2048	64	66
4.862% due 08/21/2046	1,298	1,423
5.012% due 08/21/2054	1,950	2,080
Vodafone Group PLC
2.500% due 09/26/2022	1,485	1,467

		64,032

Total Corporate Bonds & Notes (Cost $394,397)		409,290

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
2.500% due 02/15/2046	675	703
U.S. Treasury Notes
1.625% due 05/15/2026	275	279

Total U.S. Treasury Obligations (Cost $938)		982

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (e) 6.9%
	30,721

Total Short-Term Instruments (Cost $30,721)		30,721

Total Investments in Securities (Cost $426,056)		440,993

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%
PIMCO Money Market Fund (c)(d)	1,690,990	1,691

Total Short-Term Instruments (Cost $1,691)		1,691

Total Investments in Affiliates (Cost $1,691)		1,691

Total Investments 99.0% (Cost $427,747)		$442,684

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		56

Other Assets and Liabilities, net 1.0%		4,471

Net Assets 100.0%		$447,211

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $1,656 were out on loan in exchange for $1,691 of cash collateral as of June 30, 2016. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5(d) in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.750%	06/30/2016	07/01/2016	$19,100	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(19,533)	$19,100	$19,101
SSB	0.010	06/30/2016	07/01/2016	521	U.S. Treasury Notes 1.000% due 05/15/2018	(534)	521	521
TDM	0.770	06/30/2016	07/01/2016	11,100	U.S. Treasury Bonds 3.000% due 05/15/2045	(11,378)	11,100	11,100

Total Repurchase Agreements						$(31,445)	$30,721	$30,722

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (3)	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
JML	(1.000)%	06/03/2016	TBD	(2)	$(739)	$(739)

Total Reverse Repurchase Agreements						$(739)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(57) at a weighted average interest rate of (1.000)%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $840 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$19,101	$0	$0	$0	$19,101	$(19,533)	$(432)
JML	0	(739)	0	0	(739)	840	101
SSB	521	0	0	0	521	(534)	(13)
TDM	11,100	0	0	0	11,100	(11,378)	(278)

Master Securities Lending Agreement
BCY	0	0	0	1,656	1,656	(1,691)	(35)

Total Borrowings and Other Financing Transactions	$30,722	$(739)	$0	$1,656

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(739)	$(739)

Securities Lending Transactions (5)
Corporate Bonds & Notes	$(1,691)	$0	$0	$0	$(1,691)

Total Borrowings	$(1,691)	$0	$0	$(739)	$(2,430)

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$(2,430)

(5)	Includes cash collateral as described in Note 5(d) in the Notes to Financial Statements.

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-26 5-Year Index	1.000%	06/20/2021	$29,400	$331	$14	$56	$0

Total Swap Agreements				$331	$14	$56	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $819 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$56	$56	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$56	$0	$0	$0	$56

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(61)	$(61)
Swap Agreements	0	39	0	0	0	39

	$0	$39	$0	$0	$(61)	$(22)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$14	$0	$0	$0	$14

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$145,971	$0	$145,971
Industrials	299	198,988	0	199,287
Utilities	0	64,032	0	64,032
U.S. Treasury Obligations	0	982	0	982
Short-Term Instruments
Repurchase Agreements	0	30,721	0	30,721

	$299	$440,694	$0	$440,993

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$1,691	$0	$0	$1,691

Total Investments	$1,990	$440,694	$0	$442,684

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$56	$0	$56

Totals	$1,990	$440,750	$0	$442,740

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.3%

BANK LOAN OBLIGATIONS 2.7%
Charter Communications Operating LLC
3.000% due 07/01/2020		$98	$98
Dell International LLC
4.000% due 04/29/2020		198	198
Energy Future Intermediate Holding Co. LLC
4.250% due 12/19/2016		300	300
Gardner Denver, Inc.
4.250% due 07/30/2020		147	135
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		169	169
Las Vegas Sands LLC
3.250% due 12/19/2020		98	99

Total Bank Loan Obligations (Cost $1,002)			999

CORPORATE BONDS & NOTES 61.4%

BANKING & FINANCE 29.7%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	152
4.500% due 05/15/2021		150	154
Ally Financial, Inc.
4.125% due 03/30/2020		200	201
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		200	200
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	200	221
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$400	413
Bank of America Corp.
6.100% due 03/17/2025 (f)		500	508
Banque PSA Finance S.A.
5.750% due 04/04/2021		200	223
Barclays Bank PLC
7.625% due 11/21/2022		800	862
Blackstone CQP Holdco LP
9.296% due 03/19/2019		628	628
BNP Paribas S.A.
7.375% due 08/19/2025 (f)		200	196
BPCE S.A.
4.625% due 07/11/2024		200	201
CIT Group, Inc.
6.625% due 04/01/2018		400	424
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	150	213
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (f)		$550	577
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		200	192
8.125% due 09/19/2033		200	215
Credit Suisse AG
6.500% due 08/08/2023		400	420
Crown Castle International Corp.
5.250% due 01/15/2023		200	225
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		231	237
General Motors Financial Co., Inc.
3.450% due 04/10/2022		100	100
Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	200	193
4.375% due 01/24/2017 ^		100	96
HSBC Finance Corp.
6.676% due 01/15/2021		$300	336
Intesa Sanpaolo SpA
6.500% due 02/24/2021		300	342
iStar, Inc.
5.000% due 07/01/2019		100	94
KBC Bank NV
8.000% due 01/25/2023		200	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	400	$505
Navient Corp.
8.450% due 06/15/2018		$300	325
Novo Banco S.A.
5.000% due 05/14/2019	EUR	200	162
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$100	98
7.250% due 12/15/2021		100	96
Rio Oil Finance Trust
9.250% due 07/06/2024		297	257
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (f)		200	185
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		300	324
Societe Generale S.A.
8.000% due 09/29/2025 (f)		300	287
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	100	124
UBS AG
5.125% due 05/15/2024		$200	204
7.625% due 08/17/2022		550	624

			11,026

INDUSTRIALS 20.0%
ALROSA Finance S.A.
7.750% due 11/03/2020		300	343
California Resources Corp.
8.000% due 12/15/2022		183	130
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	100	108
6.500% due 12/10/2019		$100	106
Chesapeake Energy Corp.
3.878% due 04/15/2019		200	152
Community Health Systems, Inc.
6.875% due 02/01/2022		100	88
CONSOL Energy, Inc.
5.875% due 04/15/2022		100	88
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		436	458
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		200	167
CVS Pass-Through Trust
7.507% due 01/10/2032		511	644
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020		200	210
DISH DBS Corp.
7.875% due 09/01/2019		300	332
Endo Finance LLC
5.875% due 01/15/2023		100	87
Express Scripts Holding Co.
3.400% due 03/01/2027 (a)		100	100
Fiat Chrysler Finance Europe
7.750% due 10/17/2016	EUR	200	226
HCA, Inc.
6.500% due 02/15/2020		$300	333
KazMunayGas National Co. JSC
9.125% due 07/02/2018		100	111
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		98	90
MCE Finance Ltd.
5.000% due 02/15/2021		200	199
Medtronic, Inc.
3.500% due 03/15/2025		100	109
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	207
Numericable SFR S.A.
6.250% due 05/15/2024		600	576
Oracle Corp.
2.400% due 09/15/2023 (a)		100	101
2.650% due 07/15/2026 (a)		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		$500	$176
Prime Security One MS, Inc.
4.875% due 07/15/2032		140	108
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	414
Rockies Express Pipeline LLC
6.000% due 01/15/2019		100	102
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		200	202
Schaeffler Holding Finance BV (5.750% Cash or 6.50% PIK)
5.750% due 11/15/2021 (b)	EUR	60	72
Sibur Securities Designated Activity Co.
3.914% due 01/31/2018		$200	203
T-Mobile USA, Inc.
6.250% due 04/01/2021		100	105
Tenet Healthcare Corp.
5.000% due 03/01/2019		200	195
Tesoro Logistics LP
6.125% due 10/15/2021		200	208
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	172
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	100	141
Whiting Petroleum Corp.
5.000% due 03/15/2019		$100	93
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	193

			7,449

UTILITIES 11.7%
AT&T, Inc.
3.400% due 05/15/2025		200	205
BG Energy Capital PLC
6.500% due 11/30/2072		200	209
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	212
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	198
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		400	440
Majapahit Holding BV
7.750% due 01/20/2020		300	344
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		300	303
Petrobras Global Finance BV
4.375% due 05/20/2023		300	244
6.850% due 06/05/2115		100	77
7.250% due 03/17/2044		500	412
Petroleos Mexicanos
6.375% due 01/23/2045		400	404
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		200	216
Sprint Capital Corp.
8.750% due 03/15/2032		600	516
Terraform Global Operating LLC
9.750% due 08/15/2022		200	182
Verizon Communications, Inc.
6.550% due 09/15/2043		122	165
VimpelCom Holdings BV
5.950% due 02/13/2023		200	206

			4,333

Total Corporate Bonds & Notes (Cost $23,688)			22,808

MUNICIPAL BONDS & NOTES 2.5%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		100	102

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	53

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.4%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$155	$158

NEW JERSEY 0.5%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	200	196

OHIO 0.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042	100	100

TEXAS 1.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	350	362

Total Municipal Bonds & Notes (Cost $836)		918

U.S. GOVERNMENT AGENCIES 6.5%
Fannie Mae, TBA
3.500% due 08/01/2046	2,300	2,424

Total U.S. Government Agencies (Cost $2,409)		2,424

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Countrywide Alternative Loan Trust
0.633% due 04/25/2046	230	163
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	298	220
Luminent Mortgage Trust
0.626% due 12/25/2036 ^	91	75
Morgan Stanley Mortgage Loan Trust
2.546% due 06/25/2036	5	5
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 04/25/2037 ^	135	135

Total Non-Agency Mortgage-Backed Securities (Cost $650)		598

ASSET-BACKED SECURITIES 5.6%
ACAS CLO Ltd.
2.081% due 10/25/2025 (a)	500	500
Accredited Mortgage Loan Trust
0.713% due 09/25/2036	400	345
Asset-Backed Funding Certificates Trust
0.673% due 01/25/2037	149	92

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
1.403% due 10/25/2037		$102	$84
Countrywide Asset-Backed Certificates
0.633% due 11/25/2047 ^		40	27
0.713% due 11/25/2037		100	63
0.813% due 02/25/2036		61	57
2.058% due 01/25/2034 ^		84	79
Countrywide Asset-Backed Certificates Trust
1.033% due 11/25/2035		100	94
JPMorgan Mortgage Acquisition Trust
0.693% due 08/25/2036		100	82
Mariner CLO LLC (a)
2.221% due 07/23/2026		400	400
Residential Asset Securities Corp. Trust
0.853% due 02/25/2036		300	245

Total Asset-Backed Securities (Cost $2,053)			2,068

SOVEREIGN ISSUES 12.1%
Argentine Republic Government International Bond
6.250% due 04/22/2019		300	313
Brazil Government International Bond
4.875% due 01/22/2021		400	422
Colombia Government International Bond
5.000% due 06/15/2045		300	313
Dominican Republic International Bond
6.850% due 01/27/2045		100	104
El Salvador Government International Bond
7.650% due 06/15/2035		100	89
Indonesia Government International Bond
8.500% due 10/12/2035		400	573
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	100	124
Kazakhstan Government International Bond
6.500% due 07/21/2045		$200	233
Mexico Government International Bond
3.625% due 03/15/2022		400	423
4.750% due 03/08/2044		500	540
Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	123
Panama Government International Bond
6.700% due 01/26/2036		$200	267
Republic of Greece Government International Bond
3.000% due 02/24/2028	EUR	100	76
3.000% due 02/24/2030		100	72
3.800% due 08/08/2017	JPY	4,000	37
Romania Government International Bond
2.875% due 10/28/2024	EUR	100	117
South Africa Government International Bond
3.750% due 07/24/2026		200	225
Turkey Government International Bond
5.750% due 03/22/2024		$200	224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Uruguay Government International Bond
5.100% due 06/18/2050	$200	$200

Total Sovereign Issues (Cost $4,373)		4,475

	SHARES
PREFERRED SECURITIES 0.0%

UTILITIES 0.0%
Entergy Texas, Inc.
5.625% due 06/01/2064	100	3

Total Preferred Securities (Cost $2)		3

SHORT-TERM INSTRUMENTS 16.9%

REPURCHASE AGREEMENTS (g) 0.6%
		225

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 13.7%
Federal Home Loan Bank
0.294% due 07/08/2016 (d)(e)	$900	900
0.304% due 08/29/2016 (d)(e)	100	100
0.309% due 08/03/2016 (d)(e)	100	100
0.314% due 07/27/2016 - 08/11/2016 (d)(e)	1,400	1,399
0.319% due 08/11/2016 (d)(e)	100	100
0.325% due 08/01/2016 (d)(e)	100	100
0.340% due 07/19/2016 (d)(e)	1,300	1,300
0.345% due 07/29/2016 (d)(e)	100	100
0.362% due 07/20/2016 (d)(e)	1,000	1,000

		5,099

U.S. TREASURY BILLS 2.6%
0.142% due 07/21/2016 (c)(d)(j)	951	951

Total Short-Term Instruments (Cost $6,275)		6,275

Total Investments in Securities (Cost $41,288)		40,568

Total Investments 109.3% (Cost $41,288)		$40,568

Financial Derivative Instruments (h)(i) (1.6)% (Cost or Premiums, net $(695))		(604)

Other Assets and Liabilities, net (7.7)%		(2,847)

Net Assets 100.0%		$37,117

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$225	U.S. Treasury Notes 0.750% due 12/31/2017	$(231)	$225	$225

Total Repurchase Agreements						$(231)	$225	$225

(1)	Includes accrued interest.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	07/01/2046	$300	$(299)	$(304)

Total Short Sales				$(299)	$(304)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$225	$0	$0	$0	$225	$(231)	$(6)

Total Borrowings and Other Financing Transactions	$225	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond September Futures	Long	09/2016	3	$14	$1	$0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	19	64	0	(2)
United Kingdom Long Gilt September Futures	Long	09/2016	3	24	2	0

Total Futures Contracts				$102	$3	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
iTraxx Europe Main 25 5-Year Index	(1.000)%	06/20/2021	EUR 500	$(4)	$2	$0	$(2)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	55

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$693	$30	$16	$3	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	400	13	4	2	0

				$43	$20	$5	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	12/16/2016	$	13,500	$(40)	$10	$0	$0
Pay	3-Month USD-LIBOR *	2.550	03/23/2026		5,300	(186)	(164)	11	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		1,800	147	74	0	(4)
Pay	3-Month USD-LIBOR	2.500	06/15/2046		1,100	167	130	0	(12)
Pay	6-Month EUR-EURIBOR *	0.000	09/21/2021	EUR	3,300	15	45	2	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026		100	(4)	(4)	0	(1)
Pay	6-Month EUR-EURIBOR *	1.250	03/15/2047		200	(26)	(17)	0	(1)

						$73	$74	$13	$(18)

Total Swap Agreements						$112	$96	$18	$(20)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $279 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$18	$21	$0	$(2)	$(20)	$(22)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2016		$187	AUD	253	$2	$0
	08/2016	AUD	253		$187	0	(2)
BOA	07/2016	GBP	683		1,001	92	0
	07/2016		$1,977	EUR	1,794	14	0
	07/2016		909	GBP	683	1	0
	08/2016	EUR	1,794		$1,979	0	(14)

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	GBP	683		$909	$0	$(1)
	08/2016	TWD	8,822		272	0	(2)
	08/2016		$88	TWD	2,841	0	0
BPS	07/2016	BRL	887		$244	0	(32)
	07/2016		$257	BRL	887	18	0
	08/2016	BRL	694		$202	0	(12)
CBK	07/2016	JPY	4,200		38	0	(2)
	08/2016	SGD	496		365	0	(3)
	08/2016	THB	7,144		203	0	0
GLM	07/2016	AUD	284		206	0	(6)
	07/2016	EUR	1,699		1,895	10	0
	08/2016	KRW	435,065		375	0	(2)
HUS	10/2016	CNH	582		90	3	0
SCX	07/2016	EUR	95		108	2	0
	07/2016		$23	AUD	31	0	0
	07/2016		41	JPY	4,200	0	(1)
	08/2016	JPY	4,200		$41	1	0
	08/2016		$14	CNH	92	0	0
	08/2016		50	GBP	37	0	0
	08/2016		209	MYR	858	6	0
	08/2016		199	THB	7,104	3	0
UAG	08/2016	MYR	862		$212	0	(4)
	08/2016		$194	CNH	1,270	0	(4)
	10/2016	CNH	2,980		$456	11	0

Total Forward Foreign Currency Contracts						$163	$(85)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.615	08/18/2016	$558	$12	$7

Total Purchased Options						$12	$7

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums Paid/(Received)	Market Value
BRC	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.650%	08/17/2016	EUR	400	$0	$0
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.100	08/17/2016		400	(1)	(1)

							$(1)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus CNH	CNH	6.985	08/18/2016	$558	$(7)	$0

Total Written Options						$(8)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	10,157		$20,358		$0	$	(18,378)	$	(11,579)	$	558
Notional Amount in AUD	AUD	603	AUD	0	AUD	0	AUD	(603)	AUD	0	AUD	0
Notional Amount in EUR	EUR	4,739	EUR	5,200	EUR	(4,200)	EUR	(4,439)	EUR	(500)	EUR	800
Notional Amount in GBP	GBP	311	GBP	0	GBP	0	GBP	0	GBP	(311)	GBP	0
Premiums	$	(88)		$(98)		$6	$	113	$	59	$	(8)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	57

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Venezuela Government International Bond	5.000%	06/20/2020	48.299%	$ 1,000	$(561)	$(23)	$0	$(584)
BRC	Colombia Government International Bond	1.000	06/20/2020	1.643	400	(11)	1	0	(10)
CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	4.712	400	(76)	20	0	(56)
	Turkey Government International Bond	1.000	03/20/2020	1.907	1,000	(46)	14	0	(32)
HUS	Colombia Government International Bond	1.000	03/20/2020	1.579	100	(3)	1	0	(2)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.727	100	(3)	(1)	0	(4)

						$(700)	$12	$0	$(688)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-26 5-Year Index	1.000%	06/20/2021	$100	$1	$0	$1	$0
GST	MCDX-26 5-Year Index	1.000	06/20/2021	100	0	0	0	0

					$1	$0	$1	$0

Total Swap Agreements					$(699)	$12	$1	$(688)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2016:

(j)	Securities with an aggregate market value of $951 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
AZD	$2	$0	$0	$2	$(2)	$0	$0	$(2)	$0	$0	$0
BOA	107	0	0	107	(17)	0	(584)	(601)	(494)	641	147
BPS	18	7	0	25	(44)	0	0	(44)	(19)	0	(19)
BRC	0	0	0	0	0	(1)	(10)	(11)	(11)	0	(11)
CBK	0	0	1	1	(5)	0	(88)	(93)	(92)	310	218
GLM	10	0	0	10	(8)	0	0	(8)	2	0	2
HUS	3	0	0	3	0	0	(2)	(2)	1	0	1
NGF	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
SCX	12	0	0	12	(1)	0	0	(1)	11	0	11
UAG	11	0	0	11	(8)	0	0	(8)	3	0	3

Total Over the Counter	$163	$7	$1	$171	$(85)	$(1)	$(688)	$(774)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	5	0	0	13	18

	$0	$5	$0	$0	$16	$21

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$163	$0	$163
Purchased Options	0	0	0	7	0	7
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$170	$0	$171

	$0	$6	$0	$170	$16	$192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	2	0	0	18	20

	$0	$2	$0	$0	$20	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85	$0	$85
Written Options	0	1	0	0	0	1
Swap Agreements	0	688	0	0	0	688

	$0	$689	$0	$85	$0	$774

	$0	$691	$0	$85	$20	$796

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$163	$163
Swap Agreements	0	(16)	0	0	(59)	(75)

	$0	$(16)	$0	$0	$104	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(71)	$0	$(71)
Written Options	0	24	0	39	55	118
Swap Agreements	0	42	0	0	52	94

	$0	$66	$0	$(32)	$107	$141

	$0	$50	$0	$(32)	$211	$229

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$124	$124
Swap Agreements	0	22	0	0	72	94

	$0	$22	$0	$0	$196	$218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105
Purchased Options	0	0	0	(5)	0	(5)
Written Options	0	(1)	0	(8)	(18)	(27)
Swap Agreements	0	135	0	0	0	135

	$0	$134	$0	$92	$(18)	$208

	$0	$156	$0	$92	$178	$426

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	59

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$999	$0	$999
Corporate Bonds & Notes
Banking & Finance	124	10,902	0	11,026
Industrials	0	7,449	0	7,449
Utilities	0	4,333	0	4,333
Municipal Bonds & Notes
Illinois	0	102	0	102
Iowa	0	158	0	158
New Jersey	0	196	0	196
Ohio	0	100	0	100
Texas	0	362	0	362
U.S. Government Agencies	0	2,424	0	2,424
Non-Agency Mortgage-Backed Securities	0	598	0	598
Asset-Backed Securities	900	1,168	0	2,068
Sovereign Issues	0	4,475	0	4,475
Preferred Securities
Utilities	3	0	0	3
Short-Term Instruments
Repurchase Agreements	0	225	0	225
Short-Term Notes	0	5,099	0	5,099
U.S. Treasury Bills	0	951	0	951

Total Investments	$1,027	$39,541	$0	$40,568

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(304)	$0	$(304)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	18	0	21
Over the counter	0	171	0	171

	$3	$189	$0	$192

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(20)	0	(22)
Over the counter	0	(774)	0	(774)

	$(2)	$(794)	$0	$(796)

Totals	$1,028	$38,632	$0	$39,660

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

CORPORATE BONDS & NOTES 70.1%

BANKING & FINANCE 33.2%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	$3,000	$3,017
American Express Credit Corp.
1.116% due 08/15/2019	42,719	42,350
1.706% due 09/14/2020	4,700	4,717
Aviation Capital Group Corp.
3.875% due 09/27/2016	11,560	11,591
4.625% due 01/31/2018	5,282	5,394
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	4,500	4,607
Banco Santander Chile
1.529% due 04/11/2017	16,600	16,621
2.557% due 06/07/2018	2,000	2,004
Bank of America Corp.
1.272% due 08/25/2017	32,000	32,040
1.668% due 01/15/2019	13,783	13,844
2.000% due 01/11/2018	3,000	3,022
6.500% due 08/01/2016	20,000	20,077
6.875% due 04/25/2018	5,200	5,680
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.068% due 03/10/2017	8,700	8,703
1.230% due 03/05/2018	19,000	18,933
1.676% due 09/14/2018	14,900	14,941
Bayer U.S. Finance LLC
0.934% due 10/06/2017	6,400	6,371
BB&T Corp.
1.343% due 01/15/2020	10,000	9,927
BBVA Banco Continental S.A.
2.250% due 07/29/2016	1,400	1,397
Bear Stearns Cos. LLC
7.250% due 02/01/2018	9,500	10,358
BPCE S.A.
1.252% due 06/23/2017	5,270	5,271
1.286% due 06/17/2017	35,650	35,700
Citigroup, Inc.
1.157% due 05/01/2017	19,000	19,005
1.518% due 07/30/2018	15,000	15,048
1.587% due 06/07/2019	19,000	19,039
1.946% due 10/26/2020	10,200	10,271
2.011% due 03/30/2021	27,000	27,194
Commerzbank AG
0.393% due 09/20/2017	3,200	3,139
Commerzbank Finance & Covered Bond S.A.
0.393% due 03/20/2017	4,100	4,052
Credit Agricole S.A.
1.428% due 04/15/2019	14,350	14,306
1.628% due 06/10/2020	12,800	12,785
Credit Suisse AG
1.328% due 01/29/2018	30,100	30,045
Credit Suisse Group Funding Guernsey Ltd.
2.923% due 04/16/2021	16,900	17,050
DBS Group Holdings Ltd.
1.133% due 07/16/2019	17,200	17,196
Dexia Credit Local S.A.
1.242% due 03/23/2018	11,070	11,090
Eksportfinans ASA
5.500% due 06/26/2017	14,900	15,438
Ford Motor Credit Co. LLC
1.181% due 09/08/2017	19,100	19,044
1.486% due 03/12/2019	14,700	14,644
1.553% due 06/15/2018	12,300	12,295
1.567% due 11/04/2019	830	816
1.569% due 01/09/2018	32,900	32,903
2.211% due 01/08/2019	4,000	4,063
3.000% due 06/12/2017	4,000	4,058
General Motors Financial Co., Inc.
1.989% due 04/10/2018	18,250	18,315
2.188% due 01/15/2020	26,400	26,153
2.625% due 07/10/2017	8,900	8,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.688% due 01/15/2019	$16,500	$16,797
3.000% due 09/25/2017	1,800	1,827
4.750% due 08/15/2017	12,425	12,824
Goldman Sachs Group, Inc.
1.798% due 04/23/2020	72,770	72,598
1.853% due 09/15/2020	7,200	7,190
2.274% due 11/29/2023	6,400	6,408
HCP, Inc.
6.300% due 09/15/2016	8,800	8,881
HSBC Holdings PLC
2.322% due 05/25/2021	50,000	50,069
2.901% due 03/08/2021	6,000	6,152
HSBC USA, Inc.
1.237% due 11/13/2019	3,000	2,964
Hutchison Whampoa Finance CI Ltd.
7.450% due 08/01/2017	1,400	1,491
Hyundai Capital Services, Inc.
1.447% due 03/18/2017	22,900	22,892
ICICI Bank Ltd.
4.750% due 11/25/2016	4,400	4,454
ING Bank NV
1.205% due 03/16/2018	9,000	8,967
International Lease Finance Corp.
6.750% due 09/01/2016	2,600	2,614
Intesa Sanpaolo SpA
2.375% due 01/13/2017	46,000	46,178
JPMorgan Chase & Co.
1.183% due 03/01/2018	11,000	11,008
1.188% due 04/25/2018	10,255	10,242
1.593% due 01/23/2020	4,000	4,012
2.153% due 03/01/2021	12,145	12,426
KEB Hana Bank
1.757% due 11/09/2016	11,200	11,220
3.125% due 06/26/2017	4,800	4,887
Kookmin Bank
1.406% due 03/14/2017	18,500	18,491
1.879% due 10/11/2016	6,400	6,409
Landwirtschaftliche Rentenbank
0.790% due 12/05/2018	1,600	1,600
LeasePlan Corp. NV
2.500% due 05/16/2018	8,800	8,807
2.875% due 01/22/2019	21,800	21,824
3.000% due 10/23/2017	24,180	24,366
Lloyds Bank PLC
1.175% due 03/16/2018	5,000	4,974
1.176% due 05/14/2018	25,000	24,833
1.635% due 01/22/2019	10,000	10,000
Macquarie Bank Ltd.
1.600% due 10/27/2017	1,200	1,202
1.758% due 07/29/2020	51,500	51,311
5.000% due 02/22/2017	15,383	15,736
Macquarie Group Ltd.
1.637% due 01/31/2017	12,650	12,672
7.625% due 08/13/2019	2,000	2,323
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.413% due 07/23/2019	6,760	6,722
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017	2,858	2,868
Mizuho Bank Ltd.
1.280% due 03/26/2018	15,400	15,369
1.824% due 10/20/2018	17,872	17,994
Mizuho Financial Group, Inc.
2.111% due 04/12/2021	20,500	20,687
Morgan Stanley
1.378% due 07/23/2019	6,650	6,597
2.012% due 02/01/2019	7,500	7,587
6.250% due 08/28/2017	7,800	8,224
6.625% due 04/01/2018	4,000	4,338
MUFG Americas Holdings Corp.
1.202% due 02/09/2018	16,500	16,437
Murray Street Investment Trust
4.647% due 03/09/2017	420	430
Nomura Holdings, Inc.
2.000% due 09/13/2016	29,653	29,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRW Bank
0.797% due 06/18/2018	$12,000	$11,958
QNB Finance Ltd.
1.888% due 10/31/2016	1,000	1,002
Santander Bank N.A.
1.561% due 01/12/2018	14,700	14,622
Santander Holdings USA, Inc.
2.115% due 11/24/2017	12,000	12,001
Santander UK PLC
1.511% due 08/24/2018	9,000	8,984
2.136% due 03/14/2019	11,200	11,214
Shinhan Bank
1.281% due 04/08/2017	41,400	41,378
Standard Chartered PLC
1.001% due 09/08/2017	11,000	10,923
Sumitomo Mitsui Banking Corp.
1.450% due 07/19/2016	1,818	1,819
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021	4,000	4,085
Suncorp-Metway Ltd.
1.324% due 03/28/2017	5,000	5,009
Synchrony Financial
1.867% due 02/03/2020	12,000	11,631
2.032% due 11/09/2017	6,000	6,004
Toyota Motor Credit Corp.
1.023% due 01/17/2019	7,550	7,544
UBS AG
1.266% due 08/14/2019	35,000	34,817
1.340% due 03/26/2018	12,200	12,214
UBS Group Funding Jersey Ltd.
2.409% due 04/14/2021	14,700	14,866
Ventas Realty LP
1.250% due 04/17/2017	6,800	6,803
2.000% due 02/15/2018	3,150	3,167
Wells Fargo & Co.
1.095% due 04/22/2019	20,000	19,941
Weyerhaeuser Co.
6.950% due 08/01/2017	600	633

		1,541,722

INDUSTRIALS 25.4%
Actavis Funding SCS
1.548% due 09/01/2016	12,960	12,973
1.736% due 03/12/2018	34,007	34,146
1.850% due 03/01/2017	1,300	1,305
1.911% due 03/12/2020	31,720	31,834
Actavis, Inc.
1.875% due 10/01/2017	3,000	3,016
Aetna, Inc.
1.307% due 12/08/2017	23,590	23,629
America Movil S.A.B. de C.V.
1.656% due 09/12/2016	40,625	40,636
Amgen, Inc.
1.034% due 05/22/2017	64,200	64,220
1.254% due 05/22/2019	1,000	1,001
Anheuser-Busch InBev Finance, Inc.
1.897% due 02/01/2021	30,300	31,239
BAT International Finance PLC
1.163% due 06/15/2018	14,580	14,556
Baxalta, Inc.
1.427% due 06/22/2018	10,300	10,194
Beam Suntory, Inc.
1.875% due 05/15/2017	14,144	14,200
BMW U.S. Capital LLC
1.026% due 06/02/2017	19,000	19,011
Cameron International Corp.
1.150% due 12/15/2016	5,525	5,535
Cheung Kong Infrastructure Finance BVI Ltd.
1.347% due 06/20/2017	8,300	8,274
Chevron Corp.
1.126% due 05/16/2018	46,200	46,261
1.136% due 11/16/2018	9,060	9,025

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	61

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ConocoPhillips Co.
0.956% due 05/15/2018	$1,128	$1,115
1.526% due 05/15/2022	6,100	5,794
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018	8,658	8,668
Cox Communications, Inc.
5.875% due 12/01/2016	10,725	10,910
Daimler Finance North America LLC
1.106% due 03/02/2018	3,375	3,360
1.347% due 08/03/2017	6,200	6,205
1.397% due 07/05/2019 (a)	47,000	47,000
1.497% due 08/01/2018	6,800	6,817
1.650% due 03/02/2018	7,500	7,540
1.875% due 01/11/2018	3,781	3,817
2.375% due 08/01/2018	5,609	5,729
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020	4,700	4,942
Deutsche Telekom International Finance BV
2.250% due 03/06/2017	6,600	6,645
eBay, Inc.
0.834% due 07/28/2017	2,510	2,500
1.117% due 08/01/2019	11,183	11,000
1.350% due 07/15/2017	24,202	24,255
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	9,200	9,472
EMD Finance LLC
1.006% due 03/17/2017	4,450	4,448
Enbridge, Inc.
1.136% due 06/02/2017	6,500	6,387
Experian Finance PLC
2.375% due 06/15/2017	2,700	2,715
Halliburton Co.
1.000% due 08/01/2016	6,690	6,690
Hewlett Packard Enterprise Co.
2.394% due 10/05/2017	14,800	14,960
2.584% due 10/05/2018	15,300	15,516
Hutchison Whampoa International Ltd.
3.500% due 01/13/2017	2,450	2,480
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	9,900	9,992
2.050% due 07/20/2018	1,500	1,518
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	9,475	9,697
Kinder Morgan, Inc.
2.000% due 12/01/2017	3,000	2,985
7.000% due 06/15/2017	10,421	10,855
Korea National Oil Corp.
3.125% due 04/03/2017	7,002	7,097
4.000% due 10/27/2016	24,600	24,860
Lafarge S.A.
6.500% due 07/15/2016	17,846	17,868
Medtronic, Inc.
1.453% due 03/15/2020	22,000	22,215
Mylan, Inc.
1.350% due 11/29/2016	10,885	10,874
Nabors Industries, Inc.
2.350% due 09/15/2016	11,450	11,433
NBCUniversal Enterprise, Inc.
1.313% due 04/15/2018	27,285	27,409
Nissan Motor Acceptance Corp.
1.231% due 03/03/2017	7,575	7,581
1.340% due 09/26/2016	32,775	32,810
1.454% due 04/06/2018	5,000	5,000
1.671% due 03/08/2019	5,900	5,928
1.950% due 09/12/2017	10,100	10,182
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	17,550	17,653
Penske Truck Leasing Co. LP
3.750% due 05/11/2017	5,352	5,454
Phillips 66
2.950% due 05/01/2017	5,000	5,074
Pioneer Natural Resources Co.
5.875% due 07/15/2016	21,631	21,661
QUALCOMM, Inc.
1.186% due 05/20/2020	10,000	9,756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Roche Holdings, Inc.
0.971% due 09/30/2019	$24,600	$24,619
SABMiller Holdings, Inc.
1.327% due 08/01/2018	11,395	11,391
2.450% due 01/15/2017	9,350	9,413
SBA Tower Trust
2.933% due 12/15/2042	5,600	5,613
5.101% due 04/15/2042	7,600	7,630
Schlumberger Norge A/S
1.950% due 09/14/2016	7,000	7,014
SK Broadband Co. Ltd.
2.875% due 10/29/2018	2,220	2,271
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	4,164	4,276
Statoil ASA
0.832% due 11/09/2017	22,150	22,113
0.916% due 05/15/2018	13,893	13,814
1.092% due 11/08/2018	2,320	2,308
Sutter Health
1.090% due 08/15/2053	1,600	1,597
Telefonica Emisiones S.A.U.
1.292% due 06/23/2017	35,250	35,209
3.192% due 04/27/2018	5,000	5,136
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	11,587	12,068
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	4,480	4,503
Time Warner Cable, Inc.
5.850% due 05/01/2017	40,219	41,642
UAL Pass-Through Trust
9.750% due 07/15/2018	5,870	6,077
10.400% due 05/01/2018	1,749	1,800
Valero Energy Corp.
6.125% due 06/15/2017	6,955	7,229
Volkswagen Group of America Finance LLC
0.934% due 11/22/2016	3,000	2,996
1.024% due 05/23/2017	9,400	9,354
1.076% due 11/20/2017	23,100	22,866
1.124% due 05/22/2018	32,700	32,234
Volkswagen International Finance NV
1.066% due 11/18/2016	7,000	6,988
Wm Wrigley Jr. Co.
1.400% due 10/21/2016	3,210	3,215
Wyndham Worldwide Corp.
2.950% due 03/01/2017	1,600	1,614
Xerox Corp.
6.750% due 02/01/2017	4,000	4,108
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	5,215	5,219

		1,182,239

UTILITIES 11.5%
American Electric Power Co., Inc.
1.650% due 12/15/2017	1,000	1,003
AT&T, Inc.
1.326% due 03/11/2019	3,000	2,988
1.561% due 06/30/2020	13,585	13,540
1.577% due 11/27/2018	4,900	4,927
BG Energy Capital PLC
2.875% due 10/15/2016	15,500	15,556
BP Capital Markets PLC
1.052% due 02/13/2018	10,600	10,571
1.140% due 05/10/2018	2,277	2,268
1.170% due 05/10/2019	8,830	8,764
1.270% due 09/26/2018	45,427	45,274
Cleveland Electric Illuminating Co.
7.880% due 11/01/2017	2,203	2,379
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	2,865	2,871
Dayton Power & Light Co.
1.875% due 09/15/2016	23,879	23,911
Dominion Resources, Inc.
1.400% due 09/15/2017	1,200	1,199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.950% due 08/15/2016	$10,640	$10,650
2.125% due 02/15/2018	20,000	20,011
Duke Energy Corp.
1.034% due 04/03/2017	8,505	8,500
Electricite de France S.A.
1.094% due 01/20/2017	40,700	40,746
Enel Finance International NV
6.250% due 09/15/2017	22,000	23,222
Entergy Corp.
4.700% due 01/15/2017	2,229	2,261
Exelon Corp.
1.550% due 06/09/2017	3,025	3,031
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	2,200	2,316
Korea Hydro & Nuclear Power Co. Ltd.
1.434% due 05/22/2017	17,400	17,391
Korea Western Power Co. Ltd.
5.500% due 09/29/2016	1,000	1,010
KT Corp.
1.750% due 04/22/2017	17,800	17,853
Monongahela Power Co.
5.700% due 03/15/2017	1,850	1,904
National Grid North America, Inc.
1.294% due 08/21/2017	35,000	34,908
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	22,000	22,161
Oncor Electric Delivery Co. LLC
5.000% due 09/30/2017	10,320	10,780
Orange S.A.
2.750% due 09/14/2016	2,700	2,710
Pacific Gas & Electric Co.
5.625% due 11/30/2017	1,500	1,592
Pemex Finance Ltd.
10.610% due 08/15/2017	372	393
Petroleos Mexicanos
5.750% due 03/01/2018	950	996
Plains All American Pipeline LP
5.875% due 08/15/2016	2,100	2,110
6.125% due 01/15/2017	11,000	11,278
Public Service Co. of Oklahoma
6.150% due 08/01/2016	874	877
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016	54	54
Shell International Finance BV
1.080% due 05/11/2020	16,200	15,996
1.210% due 11/10/2018	13,760	13,770
Sinopec Group Overseas Development Ltd.
1.409% due 04/10/2017	27,700	27,736
Spire, Inc.
1.376% due 08/15/2017	18,800	18,740
Verizon Communications, Inc.
1.426% due 06/17/2019	45,775	46,027
2.406% due 09/14/2018	39,273	40,266

		534,540

Total Corporate Bonds & Notes (Cost $3,257,196)		3,258,501

MUNICIPAL BONDS & NOTES 0.4%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.562% due 11/25/2043	875	865

CALIFORNIA 0.3%
California Earthquake Authority Revenue Notes, Series 2014
1.824% due 07/01/2017	8,000	8,072
University of California Revenue Bonds, Series 2011
0.957% due 07/01/2041	4,000	4,000

		12,072

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
Texas State General Obligation Notes, Series 2013
0.857% due 06/01/2018	$1,900	$1,900
Texas State General Obligation Notes, Series 2014
0.857% due 06/01/2019	2,000	2,002

		3,902

Total Municipal Bonds & Notes (Cost $16,773)		16,839

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.703% due 05/25/2037	155	155
0.783% due 02/25/2037	273	272
0.803% due 11/25/2036	440	442
0.848% due 04/18/2028 - 09/18/2031	2,056	2,058
0.853% due 06/25/2026	412	413
0.863% due 09/25/2035	880	880
0.873% due 03/25/2037	762	762
0.903% due 05/25/2017 - 06/25/2042	2,206	2,216
0.948% due 05/18/2032	355	356
0.953% due 06/25/2031 - 12/25/2040	776	779
0.998% due 03/18/2032	247	251
1.003% due 09/25/2041	2,879	2,879
1.133% due 12/25/2037 - 02/25/2041	2,281	2,304
1.136% due 01/01/2021	3,190	3,203
1.153% due 05/25/2037	247	249
1.156% due 04/25/2023	6,196	6,230
1.203% due 03/25/2037 - 02/25/2040	531	539
1.303% due 07/25/2038	353	358
2.672% due 05/01/2038	1,396	1,477
FDIC Structured Sale Guaranteed Notes
0.935% due 11/29/2037	519	518
Freddie Mac
0.692% due 11/15/2036	11	11
0.762% due 02/15/2037	2,417	2,411
0.862% due 04/15/2041	706	707
0.942% due 07/15/2039	268	271
Ginnie Mae
0.986% due 04/20/2062	5,860	5,842
1.000% due 01/20/2066	7,603	7,686
1.136% due 02/20/2062	7,904	7,924
1.186% due 12/20/2065	7,994	7,959
1.236% due 05/20/2066	10,186	10,196
1.356% due 07/20/2065	7,964	8,009
1.486% due 02/20/2066	19,206	19,468
6.000% due 12/15/2033	35	41
6.500% due 11/15/2033 - 09/15/2034	37	43
7.000% due 01/15/2024 - 07/15/2032	240	255
7.500% due 07/15/2024 - 06/15/2028	190	203
10.000% due 06/15/2017 - 04/15/2025	17	17
NCUA Guaranteed Notes
0.795% due 12/07/2020	1,100	1,099
1.006% due 12/08/2020	2,896	2,904

Total U.S. Government Agencies (Cost $100,901)		101,387

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%
American Home Mortgage Investment Trust
1.033% due 02/25/2045	119	117
Asset Securitization Corp.
6.930% due 02/14/2043	3,817	3,884
BAMLL Commercial Mortgage Securities Trust
1.792% due 12/15/2029	12,000	11,993
1.842% due 12/15/2031	10,000	10,009
Banc of America Commercial Mortgage Trust
5.415% due 09/10/2047	6,344	6,380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
3.051% due 03/25/2034	$312	$310
Barclays Commercial Mortgage Securities Trust
1.553% due 02/15/2028	23,611	23,409
Bear Stearns Adjustable Rate Mortgage Trust
2.932% due 08/25/2033	1,671	1,660
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	4,671	4,756
5.537% due 10/12/2041	4,844	4,859
BNPP Mortgage Securities LLC Trust
6.000% due 08/27/2037	53	53
Citigroup Commercial Mortgage Trust
1.722% due 07/15/2027	4,100	4,057
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	6,845	6,947
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	3,695	3,764
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	4,303	4,328
5.311% due 12/15/2039	7,000	7,013
Hilton USA Trust
1.463% due 11/05/2030	997	996
Hyatt Hotel Portfolio Trust
1.696% due 11/15/2029	7,800	7,778
JPMorgan Chase Commercial Mortgage Securities Trust
1.422% due 07/15/2031	7,456	7,449
5.420% due 01/15/2049	3,591	3,646
5.440% due 06/12/2047	10,302	10,460
5.794% due 02/12/2051	2,209	2,294
5.814% due 06/12/2043	162	162
5.870% due 02/12/2049	544	548
5.927% due 06/15/2049	457	460
LB Commercial Mortgage Trust
6.073% due 07/15/2044	2,256	2,337
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	1,859	1,883
5.430% due 02/15/2040	2,673	2,712
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.142% due 11/15/2031	1,776	1,659
Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	64	64
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.166% due 12/12/2049	2,772	2,788
Morgan Stanley Capital Trust
5.328% due 11/12/2041	2,961	2,964
5.439% due 02/12/2044	43	43
5.610% due 04/15/2049	42	42
Morgan Stanley Re-REMIC Trust
5.988% due 08/12/2045	4,106	4,180
RBSSP Resecuritization Trust
0.946% due 10/26/2036	345	336
UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	103	103
Wachovia Bank Commercial Mortgage Trust
0.596% due 10/15/2048	10,276	10,250
0.621% due 06/15/2049	900	886
0.656% due 04/15/2047	33,100	32,821
5.749% due 07/15/2045	867	866
WaMu Commercial Mortgage Securities Trust
5.648% due 03/23/2045	1,849	1,862

Total Non-Agency Mortgage-Backed Securities (Cost $195,485)		193,128

ASSET-BACKED SECURITIES 7.4%
ACAS CLO Ltd.
0.864% due 04/20/2021	1,680	1,677
Aircraft Lease Securitisation Ltd.
0.725% due 05/10/2032	432	430
AmeriCredit Automobile Receivables Trust
0.767% due 04/09/2018	290	290
Atrium CDO Corp.
1.421% due 11/16/2022	4,421	4,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Babson CLO Ltd.
1.866% due 05/15/2023	$8,800	$8,791
Carlyle Global Market Strategies CLO Ltd.
1.864% due 04/20/2022	9,000	8,991
1.969% due 07/27/2026	22,000	22,020
2.024% due 01/20/2025	3,000	2,997
Cavalry CLO Ltd.
2.003% due 01/16/2024	6,902	6,893
Centurion CDO Ltd.
0.883% due 07/17/2019	1,509	1,497
Chancelight, Inc.
1.176% due 04/25/2039	2,381	2,338
CIFC Funding Ltd.
1.587% due 01/19/2023	2,428	2,429
2.030% due 12/05/2024	8,600	8,581
COA Summit CLO Ltd.
1.984% due 04/20/2023	1,891	1,894
Cornerstone CLO Ltd.
0.848% due 07/15/2021	635	632
Dell Equipment Finance Trust
1.348% due 12/22/2017	7,300	7,303
Drug Royalty LP
3.478% due 07/15/2023	2,246	2,263
Dryden Leveraged Loan CDO
0.874% due 10/20/2020	266	266
Dryden Senior Loan Fund
1.798% due 01/15/2022	6,887	6,869
Eastland CLO Ltd.
0.867% due 05/01/2022	1,843	1,832
Evergreen Credit Card Trust
1.162% due 04/15/2020	22,000	22,018
Exeter Automobile Receivables Trust
1.060% due 08/15/2018	1,217	1,216
Flatiron CLO Ltd.
2.178% due 01/15/2023	2,495	2,499
Ford Credit Auto Lease Trust
1.040% due 05/15/2018	4,758	4,759
Fortress Credit Investments Ltd.
1.883% due 07/17/2023	7,059	7,022
Four Corners CLO Ltd.
0.906% due 01/26/2020	819	813
Fraser Sullivan CLO Ltd.
1.709% due 04/20/2023	5,571	5,546
Galaxy CLO Ltd.
1.926% due 08/20/2022	788	789
Golden Knight CDO Ltd.
0.868% due 04/15/2019	146	146
GoldenTree Loan Opportunities Ltd.
1.328% due 10/18/2021	430	430
Inwood Park CDO Ltd.
0.859% due 01/20/2021	1,772	1,773
Kingsland Ltd.
0.876% due 08/24/2021	8,957	8,895
Landmark CLO Ltd.
0.873% due 10/19/2020	2,276	2,269
LCM LP
1.581% due 04/15/2022	15,662	15,632
1.893% due 10/19/2022	8,000	7,963
Madison Park Funding Ltd.
1.916% due 08/15/2022	10,600	10,587
MT Wilson CLO Ltd.
0.859% due 07/11/2020	187	187
Muir Grove CLO Ltd.
1.258% due 03/25/2020	3,065	3,049
Navient Private Education Loan Trust
0.922% due 05/16/2022	284	284
Navient Student Loan Trust
1.157% due 06/25/2065	5,000	4,996
Nelnet Student Loan Trust
0.767% due 12/24/2035	7,319	6,889
Neuberger Berman CLO Ltd.
1.931% due 07/25/2023 (a)	2,500	2,500

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	63

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Northstar Education Finance, Inc.
1.153% due 12/26/2031	$2,650	$2,545
Ocean Trails CLO
0.881% due 10/12/2020	908	902
Octagon Investment Partners Ltd.
1.574% due 05/05/2023	12,240	12,242
OHA Credit Partners Ltd.
1.846% due 05/15/2023	20,917	20,880
OZLM Funding Ltd.
2.117% due 10/30/2023	2,200	2,200
Panhandle-Plains Higher Education Authority, Inc.
1.125% due 07/01/2021	1,131	1,130
1.755% due 10/01/2035	1,219	1,217
SLM Private Education Loan Trust
1.042% due 08/15/2022	3,425	3,423
1.192% due 10/16/2023	511	510
SLM Student Loan Trust
1.038% due 04/25/2023	2,372	2,369
1.153% due 01/25/2029	5,528	5,297
2.138% due 04/25/2023	871	872
SMB Private Education Loan Trust
0.942% due 09/15/2021	2,965	2,962
1.136% due 05/15/2023	17,100	17,085
1.342% due 07/15/2022	4,790	4,799
Stone Tower CLO Ltd.
0.853% due 04/17/2021	797	796
Structured Asset Investment Loan Trust
1.453% due 11/25/2033	1,598	1,452
Symphony CLO LP
1.729% due 01/09/2023	8,795	8,768
Symphony CLO Ltd.
0.883% due 07/18/2021	1,898	1,901
1.586% due 07/23/2023	18,400	18,345
1.884% due 07/28/2021	553	553
Voya CLO Ltd.
0.883% due 12/13/2020	304	305
1.928% due 10/15/2022	19,500	19,456
1.948% due 10/15/2022	9,800	9,785
WG Horizons CLO
0.927% due 05/24/2019	2	2

Total Asset-Backed Securities (Cost $343,150)		342,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.4%
Colombia Government International Bond
7.375% due 01/27/2017	$30,000	$31,155
Development Bank of Japan, Inc.
0.874% due 01/28/2020	27,800	27,327
1.333% due 04/16/2019	2,000	1,997
Export-Import Bank of Korea
1.365% due 11/26/2016	7,000	7,010
1.365% due 05/26/2019	10,600	10,624
1.506% due 09/17/2016	24,600	24,624
Japan Finance Organization for Municipalities
1.304% due 05/22/2017	13,000	13,000
Korea Development Bank
1.260% due 01/22/2017	21,600	21,602
3.875% due 05/04/2017	3,070	3,141
Korea Housing Finance Corp.
3.500% due 12/15/2016	2,019	2,042
Korea Land & Housing Corp.
1.875% due 08/02/2017	9,950	10,004
Mexico Government International Bond
5.625% due 01/15/2017	40,424	41,465
Tokyo Metropolitan Government
1.750% due 06/08/2017	10,000	10,088

Total Sovereign Issues (Cost $203,658)		204,079

SHORT-TERM INSTRUMENTS 6.5%

COMMERCIAL PAPER 5.1%
AutoNation, Inc.
1.320% due 07/20/2016	15,000	14,992
1.320% due 07/26/2016	31,000	30,979
BAT International Finance PLC
0.934% due 08/18/2016	10,000	9,989
Electricite de France S.A.
1.557% due 01/09/2017	22,900	22,745
Hitachi Capital America Corp.
1.025% due 07/06/2016	10,000	9,999
Newell Rubbermaid, Inc.
1.117% due 07/26/2016	20,500	20,486
Pitney Bowes, Inc.
1.167% due 07/19/2016	8,000	7,997
Schlumberger Holdings
1.067% due 09/01/2016	10,000	9,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sempra Energy Holdings
1.087% due 08/22/2016	$10,000	$9,988
Syngenta Wilmington, Inc.
1.055% due 07/12/2016	3,700	3,699
1.383% due 07/18/2016	5,000	4,999
1.731% due 07/12/2016	5,500	5,499
Thermo Fisher Scientific, Inc.
1.733% due 07/08/2016	35,000	34,992
Thomson Reuters Corp.
0.934% due 07/19/2016	8,500	8,497
Viacom, Inc.
1.238% due 07/21/2016	25,000	24,989
Whirlpool Corp.
0.883% due 08/16/2016	10,000	9,990
Wyndham Worldwide
1.096% due 07/14/2016	5,000	4,998
1.147% due 07/11/2016	5,000	4,998

		239,816

REPURCHASE AGREEMENTS (b) 0.5%
		24,400

SHORT-TERM NOTES 0.9%
Kansas City Southern Co.
1.334% due 10/28/2016	16,365	16,345
Reynolds American, Inc.
3.500% due 08/04/2016	23,763	23,813

		40,158

Total Short-Term Instruments (Cost $304,326)		304,374

Total Investments in Securities (Cost $4,421,489)		4,420,763

Total Investments 95.1% (Cost $4,421,489)		$4,420,763

Other Assets and Liabilities, net 4.9%		226,779

Net Assets 100.0%		$4,647,542

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NOM	0.800%	06/30/2016	07/01/2016	$24,400	U.S. Treasury Notes 2.750% due 02/15/2024	$(24,947)	$24,400	$24,401

Total Repurchase Agreements						$(24,947)	$24,400	$24,401

(1)	Includes accrued interest.

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(91,190) at a weighted average interest rate of 0.568%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
NOM	$24,401	$0	$0	$0	$24,401	$(24,947)	$(546)

Total Borrowings and Other Financing Transactions	$24,401	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,541,722	$0	$1,541,722
Industrials	47,000	1,135,239	0	1,182,239
Utilities	0	534,540	0	534,540
Municipal Bonds & Notes
Arkansas	0	865	0	865
California	0	12,072	0	12,072
Texas	0	3,902	0	3,902
U.S. Government Agencies	0	101,387	0	101,387

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Non-Agency Mortgage-Backed Securities	$0	$193,128	$0	$193,128
Asset-Backed Securities	2,500	339,955	0	342,455
Sovereign Issues	0	204,079	0	204,079
Short-Term Instruments
Commercial Paper	0	239,816	0	239,816
Repurchase Agreements	0	24,400	0	24,400
Short-Term Notes	0	40,158	0	40,158

Total Investments	$49,500	$4,371,263	$0	$4,420,763

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	65

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.7%

AUSTRALIA 2.0%

SOVEREIGN ISSUES 2.0%
Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	979	$764
3.000% due 09/20/2025 (d)		1,055	972

Total Australia (Cost $1,791)			1,736

BRAZIL 6.1%

SOVEREIGN ISSUES 6.1%
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	11,200	3,370
0.000% due 01/01/2017 (b)		6,700	1,953

Total Brazil (Cost $4,409)			5,323

CANADA 2.1%

SOVEREIGN ISSUES 2.1%
Canada Government International Bond
1.250% due 12/01/2047 (d)	CAD	1,041	1,031
1.500% due 12/01/2044 (d)		777	797

Total Canada (Cost $1,925)			1,828

CHILE 3.8%

SOVEREIGN ISSUES 3.8%
Bonos de la Tesoreria de la Republica CPI Linked Bond
3.000% due 01/01/2044	CLP	312,625	581
Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 02/01/2021		911,822	1,494
3.000% due 03/01/2022		781,562	1,297

Total Chile (Cost $4,082)			3,372

COLOMBIA 3.2%

SOVEREIGN ISSUES 3.2%
Colombian TES
3.000% due 03/25/2033 (d)	COP	3,677,318	1,105
3.500% due 03/10/2021 (d)		2,403,319	836
4.250% due 05/17/2017 (d)		2,403,319	843

Total Colombia (Cost $4,025)			2,784

DENMARK 2.2%

SOVEREIGN ISSUES 2.2%
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	12,209	1,944

Total Denmark (Cost $2,203)			1,944

FRANCE 3.2%

SOVEREIGN ISSUES 3.2%
France Government International Bond
0.100% due 07/25/2021 (d)	EUR	202	237
0.250% due 07/25/2018 (d)		312	356
0.250% due 07/25/2024 (d)		10	12
0.700% due 07/25/2030 (d)		200	266
1.800% due 07/25/2040 (d)		572	1,008
1.850% due 07/25/2027 (d)		214	308
2.250% due 07/25/2020 (d)		512	648

Total France (Cost $2,764)			2,835

GERMANY 0.9%

SOVEREIGN ISSUES 0.9%
Republic of Germany
0.100% due 04/15/2023 (d)	EUR	341	408

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 04/15/2026 (d)	EUR	262	$322
0.100% due 04/15/2046 (d)		20	30

Total Germany (Cost $732)			760

ISRAEL 0.8%

SOVEREIGN ISSUES 0.8%
Israel Government International Bond
4.000% due 05/30/2036 (d)	ILS	1,644	678

Total Israel (Cost $631)			678

ITALY 5.4%

SOVEREIGN ISSUES 5.4%
Italy Buoni Poliennali Del Tesoro
1.250% due 09/15/2032 (d)	EUR	299	351
1.700% due 09/15/2018 (d)		2,020	2,347
2.100% due 09/15/2021 (d)		249	308
2.350% due 09/15/2024 (d)		914	1,166
2.550% due 09/15/2041 (d)		402	578

Total Italy (Cost $5,002)			4,750

JAPAN 9.4%

SOVEREIGN ISSUES 9.4%
Japan Government International Bond
0.100% due 09/10/2024 (d)	JPY	776,100	8,026
0.300% due 09/20/2016		20,000	194

Total Japan (Cost $6,994)			8,220

MEXICO 11.8%

SOVEREIGN ISSUES 11.8%
Mexico Government International Bond
2.000% due 06/09/2022 (d)	MXN	24,910	1,331
4.000% due 11/15/2040 (d)		52,424	3,144
4.500% due 12/04/2025 (d)		92,652	5,788
4.500% due 11/22/2035 (d)		487	31
4.750% due 06/14/2018		2,005	110

Total Mexico (Cost $12,024)			10,404

NEW ZEALAND 2.1%

SOVEREIGN ISSUES 2.1%
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	1,755	1,308
New Zealand Government International Bond
5.500% due 04/15/2023		600	521

Total New Zealand (Cost $1,885)			1,829

SOUTH AFRICA 8.2%

SOVEREIGN ISSUES 8.2%
South Africa Government International Bond
1.875% due 02/28/2033 (d)	ZAR	8,255	562
2.500% due 03/31/2046 (d)		1,638	126
2.500% due 12/31/2050 (d)		2,356	184
7.250% due 01/15/2020		48,500	3,208
8.000% due 01/31/2030		50,700	3,125

Total South Africa (Cost $9,310)			7,205

SOUTH KOREA 1.7%

SOVEREIGN ISSUES 1.7%
Korea Treasury Inflation Linked Bond
1.125% due 06/10/2023	KRW	1,648,296	1,461

Total South Korea (Cost $1,409)			1,461

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 2.0%

SOVEREIGN ISSUES 2.0%
Spain Government International Bond
0.550% due 11/30/2019 (d)	EUR	500	$574
1.000% due 11/30/2030 (d)		100	114
1.800% due 11/30/2024 (d)		840	1,038

Total Spain (Cost $1,666)			1,726

TURKEY 10.4%

SOVEREIGN ISSUES 10.4%
Turkey Government International Bond
2.000% due 09/18/2024 (d)	TRY	2,159	741
2.000% due 04/16/2025 (d)		1,644	563
2.400% due 05/08/2024 (d)		4,094	1,447
3.000% due 07/21/2021 (d)		261	95
3.000% due 08/02/2023 (d)		3,818	1,400
4.000% due 04/01/2020 (d)		13,252	4,920

Total Turkey (Cost $9,378)			9,166

UNITED KINGDOM 8.6%

SOVEREIGN ISSUES 8.6%
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	1,046	1,597
0.125% due 03/22/2026 (d)		628	976
0.125% due 03/22/2044 (d)		647	1,273
0.125% due 03/22/2046 (d)		335	675
0.125% due 03/22/2068 (d)		62	183
0.750% due 03/22/2034 (d)		56	107
1.125% due 11/22/2037 (d)		258	557
1.250% due 11/22/2027 (d)		1,212	2,154

Total United Kingdom (Cost $7,622)			7,522

UNITED STATES 43.8%

U.S. TREASURY OBLIGATIONS 43.8%
U.S. Treasury Bonds
3.000% due 11/15/2045 (i)		$10	12
2.500% due 02/15/2045 (i)		80	83
2.500% due 02/15/2046 (f)		2,970	3,096
3.000% due 11/15/2044 (f)(i)		1,330	1,531
3.000% due 05/15/2045 (f)(i)		850	978
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018 (i)		517	525
0.125% due 04/15/2019 (f)		4,012	4,099
0.125% due 04/15/2020		511	523
0.125% due 01/15/2022 (f)		1,427	1,456
0.125% due 07/15/2022		624	639
0.125% due 01/15/2023 (f)		2,487	2,523
0.375% due 07/15/2023 (f)		1,953	2,022
0.625% due 07/15/2021 (f)		7,748	8,165
0.625% due 01/15/2024 (f)		1,230	1,290
0.750% due 02/15/2042 (f)		2,361	2,373
0.750% due 02/15/2045		803	808
1.000% due 02/15/2046		899	972
1.250% due 07/15/2020		428	460
1.375% due 02/15/2044		1,083	1,255
2.125% due 02/15/2040 (i)		243	319
2.375% due 01/15/2025 (i)		76	91
2.375% due 01/15/2027		795	977
2.500% due 01/15/2029 (i)		457	580
2.625% due 07/15/2017		115	120
3.625% due 04/15/2028 (i)		74	103
U.S. Treasury Notes
1.625% due 05/15/2026 (f)		900	911
2.000% due 02/15/2025 (f)(i)		2,390	2,502

Total United States (Cost $37,136)			38,413

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (e) 0.6%
			543

66	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.319% due 08/11/2016 (b)(c)		$100	$100
0.350% due 08/23/2016 (b)(c)		300	300

			400

JAPAN TREASURY BILLS 1.0%
(0.253)% due 08/15/2016 - 09/26/2016 (a)(b)	JPY	90,000	872

Total Short-Term Instruments (Cost $1,793)			1,815

Total Investments in Securities (Cost $116,781)			113,771

Total Investments 129.7% (Cost $116,781)			$113,771

Financial Derivative Instruments (g)(h) (1.4%) (Cost or Premiums, net $(78))			(1,232)

Other Assets and Liabilities, net (28.3%)			(24,826)

Net Assets 100.0%			$87,713

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$543	U.S. Treasury Notes 1.000% due 05/15/2018	$(555)	$543	$543

Total Repurchase Agreements						$(555)	$543	$543

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.630%	06/17/2016	07/08/2016	$(1,484)	$(1,484)
BSN	0.580	04/18/2016	07/18/2016	(1,950)	(1,952)
	0.590	05/09/2016	07/21/2016	(7,718)	(7,724)
	0.620	04/08/2016	10/07/2016	(103)	(104)
	0.620	06/27/2016	10/11/2016	(4,486)	(4,487)
GRE	0.580	05/12/2016	07/12/2016	(1,580)	(1,581)
	0.580	05/19/2016	07/19/2016	(414)	(415)
	0.590	05/03/2016	08/03/2016	(930)	(931)
	0.620	04/08/2016	07/08/2016	(710)	(711)
	0.630	04/11/2016	07/11/2016	(205)	(205)
SCX	0.630	05/27/2016	08/29/2016	(817)	(817)
SGY	0.150	06/30/2016	07/07/2016	(916)	(916)

Total Reverse Repurchase Agreements					$(21,327)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	67

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.450%	05/27/2016	07/07/2016	$(2,903)	$(2,904)
	0.620	06/01/2016	07/13/2016	(1,389)	(1,390)
TDM	0.540	05/04/2016	07/06/2016	(429)	(429)

Total Sale-Buyback Transactions					$(4,723)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(34,884) at a weighted average interest rate of 0.438%.
(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(f)	Securities with an aggregate market value of $26,606 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(1,484)	$0	$0	$(1,484)	$1,490	$6
BSN	0	(14,267)	0	0	(14,267)	14,447	180
GRE	0	(3,843)	0	0	(3,843)	3,942	99
SCX	0	(817)	0	0	(817)	837	20
SGY	0	(916)	0	0	(916)	912	(4)
SSB	543	0	0	0	543	(555)	(12)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,294)	0	(4,294)	4,248	(46)
TDM	0	0	(429)	0	(429)	460	31

Total Borrowings and Other Financing Transactions	$543	$(21,327)	$(4,723)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(14,988)	$(1,748)	$(4,591)	$(21,327)

Total	$0	$(14,988)	$(1,748)	$(4,591)	$(21,327)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(4,723)	0	0	(4,723)

Total	$0	$(4,723)	$0	$0	$(4,723)

Total Borrowings	$0	$(19,711)	$(1,748)	$(4,591)	$(26,050)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(26,050)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2016	31	$14	$1	$0
90-Day Eurodollar December Futures	Short	12/2017	31	(21)	0	(2)

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 168.000 on Euro-Bund 10-Year Bond August Futures	Short	07/2016	4	$0	$1	$0
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond September Futures	Short	08/2016	3	1	0	0
Euro-Bund 10-Year Bond September Futures	Long	09/2016	6	21	2	0
Euro-OAT France Government 10-Year Bond September Futures	Short	09/2016	2	(6)	0	(1)
Japan Government 10-Year Bond September Futures	Short	09/2016	2	(18)	1	(2)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	93	2	0	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	25	0	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	93	(10)	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	25	(1)	0	0
U.S. Treasury 5-Year Note September Futures	Short	09/2016	13	(27)	0	(1)
U.S. Treasury 10-Year Note September Futures	Long	09/2016	10	34	0	(1)
U.S. Treasury 30-Year Bond September Futures	Short	09/2016	32	(309)	21	0

Total Futures Contracts				$(320)	$26	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	12/20/2020	$100	$(1)	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	12/16/2017	$	3,300	$(40)	$(5)	$0	$(1)
Pay	3-Month USD-LIBOR	1.250	06/15/2018		3,100	33	33	1	0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		4,400	(205)	(125)	0	0
Pay	3-Month USD-LIBOR *	3.000	09/16/2025		900	(54)	(51)	2	0
Pay	3-Month USD-LIBOR *	2.800	10/28/2025		6,300	(312)	(278)	13	0
Pay	3-Month USD-LIBOR *	2.500	02/22/2026		6,600	(220)	(199)	13	0
Pay	3-Month USD-LIBOR *	2.400	03/16/2026		2,000	(57)	(49)	4	0
Pay	3-Month USD-LIBOR *	2.300	04/27/2026		1,400	(32)	(26)	3	0
Pay	3-Month USD-LIBOR *	1.750	12/21/2026		2,500	(73)	(57)	5	0
Pay	6-Month EUR-EURIBOR *	0.750	09/21/2026	EUR	800	32	30	3	0
Pay	6-Month GBP-LIBOR *	1.000	09/21/2018	GBP	3,200	(43)	(36)	0	(3)
Pay	6-Month GBP-LIBOR	2.088	12/04/2024		500	(66)	(59)	0	(1)
Pay	6-Month GBP-LIBOR *	1.500	09/21/2026		1,580	(98)	(109)	0	(3)
Pay	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	25,000	(97)	(37)	5	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022	MXN	32,700	20	(25)	11	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		300	1	1	0	0

						$(1,211)	$(992)	$60	$(8)

Total Swap Agreements						$(1,212)	$(992)	$60	$(8)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	69

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $984 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$26	$60	$86	$0	$(7)	$(8)	$(15)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2016		$1,757	AUD	2,376	$15	$0
	08/2016	AUD	2,376		$1,755	0	(15)
BOA	07/2016	GBP	4,692		6,880	634	0
	07/2016	SEK	3,925		472	8	0
	07/2016		$9,758	EUR	8,855	69	0
	07/2016		7,372	GBP	5,541	4	0
	07/2016		1,668	NZD	2,359	16	0
	07/2016		483	SEK	4,020	0	(8)
	08/2016	EUR	8,855		$9,769	0	(68)
	08/2016	GBP	5,541		7,374	0	(4)
	08/2016	NZD	2,359		1,665	0	(16)
	10/2016	BRL	800		203	0	(39)
	01/2017	CNH	21		3	0	0
BPS	07/2016	EUR	114		128	2	0
	08/2016	CLP	631,861		933	0	(19)
	10/2016	BRL	500		120	0	(31)
	01/2017		900		207	0	(58)
	01/2017		$629	COP	2,006,352	31	0
BRC	07/2016		1,004	EUR	908	3	0
	08/2016	EUR	908		$1,005	0	(3)
CBK	07/2016	GBP	132		191	15	0
	08/2016	MXN	910		49	0	(1)
	08/2016		$379	MXN	7,068	8	(3)
	10/2016	BRL	300		$73	0	(18)
	01/2017		$91	COP	276,172	0	0
DUB	07/2016		1,952	ILS	7,358	0	(46)
	01/2017	BRL	1,100		$254	0	(70)
	01/2017	CNH	1,398		202	0	(6)
GLM	07/2016	EUR	8,228		9,179	48	0
	07/2016	GBP	566		828	74	0
	08/2016		$2,063	KRW	2,390,822	9	0
	01/2017	BRL	2,400		$562	0	(146)
JPM	07/2016	CAD	2,167		1,653	0	(25)
	07/2016	EUR	513		577	8	0
	07/2016	GBP	151		215	14	0
	07/2016	JPY	114,800		1,088	0	(24)
	07/2016	NZD	2,573		1,732	0	(105)
	07/2016	TRY	4,249		1,435	0	(33)
	08/2016		$834	MXN	15,114	0	(12)
	10/2016	BRL	9,600		$2,228	0	(680)
	01/2017		2,300		541	0	(137)
MSB	07/2016	JPY	817,650		7,419	0	(499)
SCX	07/2016	AUD	2,376		1,707	0	(65)
	07/2016	DKK	12,610		1,898	16	0
	07/2016		$9,151	JPY	932,450	0	(121)
	08/2016	JPY	932,450		$9,160	123	0
	01/2017	CNH	1,522		221	0	(5)

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	07/2016	ILS	7,358		$1,911	$4	$0
	07/2016		$1,659	CAD	2,167	18	0
	08/2016	CAD	2,167		$1,659	0	(18)
	08/2016		$1,912	ILS	7,358	0	(4)
	08/2016	ZAR	53,101		$3,447	0	(132)
UAG	07/2016	EUR	908		1,001	0	(7)
	07/2016		$143	NZD	214	10	0
	08/2016	CNH	5,529		$845	17	0

Total Forward Foreign Currency Contracts						$1,146	$(2,418)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus JPY	JPY	111.500	07/07/2016	$180	$1	$0
FBF	Call - OTC USD versus JPY		111.500	07/07/2016	250	3	0

						$4	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	07/05/2016	$	14,600	$5	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		8,100	7	1
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		800	7	7
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.780	07/21/2016		1,500	3	0
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		26,100	8	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		400	40	49
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		400	40	33
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		700	48	25
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	12/05/2016		1,800	13	0
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		10,300	3	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		19,900	8	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	12/27/2016		15,600	14	1
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	0.300	11/14/2016	JPY	80,000	3	2
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100	09/28/2016	$	3,300	11	10
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		200	20	25
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		200	20	16
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		23,800	8	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	08/08/2016		14,900	5	0

								$263	$169

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	1.600%	3-Month USD-LIBOR	12/06/2019	$ 3,800	$53	$63
NGF	Call - OTC 2-Year Interest Rate Floor	1.600	3-Month USD-LIBOR	12/06/2019	3,900	54	64

						$107	$127

Total Purchased Options						$374	$296

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.250%	09/21/2016	EUR	400	$(1)	$(1)
JPM	Call - OTC CDX.IG-26 5-Year Index	Buy	0.750	07/20/2016		$100	0	0
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.000	07/20/2016		100	0	0
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016		400	(1)	0
	Call - OTC iTraxx Europe 25 5-Year Index	Buy	0.700	07/20/2016	EUR	1,700	(2)	(1)
	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.000	07/20/2016		1,700	(3)	(1)

							$(7)	$(3)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	71

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC EUR versus USD	$	1.140	07/01/2016	EUR	390	$(2)	$0
	Put - OTC USD versus JPY	JPY	101.200	09/15/2016	$	520	(5)	(8)
DUB	Put - OTC USD versus JPY		104.800	07/07/2016		180	(1)	(3)
FBF	Put - OTC USD versus JPY		104.800	07/07/2016		250	(1)	(4)
JPM	Call - OTC EUR versus USD	$	1.165	09/15/2016	EUR	440	(4)	(2)
	Call - OTC USD versus MXN	MXN	19.000	08/11/2016	$	370	(4)	(3)
MSB	Put - OTC EUR versus USD	$	1.085	08/03/2016	EUR	370	(2)	(2)

							$(19)	$(22)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU Index	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	$300	$(14)	$(2)
JPM	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	3,900	(10)	23
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	3,900	(10)	0
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	1,100	(13)	(10)

						$(47)	$11

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400%	07/21/2016	$	1,500	$(2)	$0
	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	1.850	07/25/2016		800	(1)	(4)
	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Pay	2.250	07/25/2016		800	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770	12/21/2016		1,600	(7)	(7)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.230	07/21/2016		300	(2)	0
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	10/23/2018		3,500	(49)	(23)
FBF	Call - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	2.400	12/05/2016		1,800	(14)	(49)
NGF	Call - OTC 2-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	0.890	09/28/2016		6,600	(12)	(10)

								$(88)	$(93)

*	The underlying security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor	0.943%	3-Month USD-LIBOR	12/06/2019	$7,600	$(53)	$(60)
NGF	Call - OTC 2-Year Interest Rate Floor	0.943	3-Month USD-LIBOR	12/06/2019	7,800	(54)	(61)

						$(107)	$(121)

Total Written Options						$(268)	$(228)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		12		14		0		(13)		(13)		0
Notional Amount in $	$	23,300		$84,000		$(27,873)	$	(15,300)	$	(21,007)	$	43,120
Notional Amount in AUD	AUD	0	AUD	210	AUD	(210)	AUD	0	AUD	0	AUD	0
Notional Amount in EUR	EUR	7,300	EUR	9,990	EUR	(4,600)	EUR	(5,290)	EUR	(2,100)	EUR	5,300
Notional Amount in GBP	GBP	1,200	GBP	0	GBP	(800)	GBP	(400)	GBP	0	GBP	0
Premiums	$	(138)		$(484)		$157	$	104	$	93	$	(268)

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$800	$(24)	$3	$0	$(21)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	400	(30)	15	0	(15)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047	400	(20)	10	0	(10)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	1,700	(101)	14	0	(87)
UAG	CMBX.NA.AAA.9 Index	0.500	09/17/2058	100	(9)	4	0	(5)

					$(184)	$46	$0	$(138)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month EUR-EXT-CPI Index	1.018%	11/15/2020	EUR	4,250	$0	$(115)	$0	$(115)
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017		$100	0	1	1	0
	Receive	3-Month USD-CPURNSA Index	1.565	06/07/2018		100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.493	06/30/2021		500	0	2	2	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		100	0	(2)	0	(2)
CBK	Pay	1-Month GBP-UKRPI Index	3.190	04/15/2030	GBP	400	0	26	26	0
	Pay	1-Month GBP-UKRPI Index	3.350	05/15/2030		300	0	31	31	0
	Pay	1-Month GBP-UKRPI Index	3.140	04/15/2031		900	0	12	12	0
	Pay	3-Month EUR-EXT-CPI Index	0.830	05/15/2018	EUR	1,100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.875	05/15/2021		800	0	(4)	0	(4)
	Pay	3-Month EUR-EXT-CPI Index	1.178	05/15/2026		200	0	4	4	0
DUB	Pay	1-Month GBP-UKRPI	3.100	06/15/2031	GBP	400	0	(3)	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018	EUR	1,400	2	(14)	0	(12)
FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	100	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.335	04/15/2035		300	0	34	34	0
GLM	Pay	1-Month GBP-UKRPI	3.320	05/15/2030		240	0	23	23	0
	Receive	1-Month GBP-UKRPI	3.145	05/15/2046		70	1	(2)	0	(1)
	Receive	1-Month GBP-UKRPI	3.120	06/15/2046		100	0	2	2	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	1,500	(3)	(10)	0	(13)
UAG	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		2,600	0	(20)	0	(20)
	Pay	3-Month USD-CPURNSA Index	2.063	05/12/2025		$1,300	0	64	64	0

							$0	$39	$210	$(171)

Total Swap Agreements							$(184)	$85	$210	$(309)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $1,875 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$15	$0	$0	$15	$(15)	$0	$0	$(15)	$0	$0	$0
BOA	731	0	3	734	(135)	0	(117)	(252)	482	(340)	142
BPS	33	0	0	33	(108)	(9)	0	(117)	(84)	0	(84)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	73

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BRC	$3	$0	$0	$3	$(3)	$0	$0	$(3)	$0	$0	$0
CBK	23	8	73	104	(22)	(11)	(5)	(38)	66	0	66
DUB	0	107	0	107	(122)	(26)	(51)	(199)	(92)	263	171
FAR	0	63	0	63	0	(60)	0	(60)	3	0	3
FBF	0	0	45	45	0	(53)	0	(53)	(8)	0	(8)
GLM	131	1	25	157	(146)	(2)	(14)	(162)	(5)	0	(5)
GST	0	0	0	0	0	0	(97)	(97)	(97)	0	(97)
JPM	22	2	0	24	(1,016)	6	0	(1,010)	(986)	989	3
MSB	0	0	0	0	(499)	(2)	0	(501)	(501)	604	103
NGF	0	115	0	115	0	(71)	0	(71)	44	0	44
SCX	139	0	0	139	(191)	0	0	(191)	(52)	0	(52)
SOG	22	0	0	22	(154)	0	0	(154)	(132)	0	(132)
UAG	27	0	64	91	(7)	0	(25)	(32)	59	0	59

Total Over the Counter	$1,146	$296	$210	$1,652	$(2,418)	$(228)	$(309)	$(2,955)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	60	60

	$0	$0	$0	$0	$86	$86

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,146	$0	$1,146
Purchased Options	0	0	0	0	296	296
Swap Agreements	0	0	0	0	210	210

	$0	$0	$0	$1,146	$506	$1,652

	$0	$0	$0	$1,146	$592	$1,738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$15	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,418	$0	$2,418
Written Options	0	3	0	22	203	228
Swap Agreements	0	138	0	0	171	309

	$0	$141	$0	$2,440	$374	$2,955

	$0	$141	$0	$2,440	$389	$2,970

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	(922)	(922)
Swap Agreements	0	2	0	0	(1,157)	(1,155)

	$0	$2	$0	$0	$(2,078)	$(2,076)

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,452	$0	$1,452
Purchased Options	0	0	0	0	(60)	(60)
Written Options	0	14	0	30	100	144
Swap Agreements	0	4	0	0	(40)	(36)

	$0	$18	$0	$1,482	$0	$1,500

	$0	$20	$0	$1,482	$(2,078)	$(576)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(2)	(2)
Futures	0	0	0	0	(249)	(249)
Swap Agreements	0	10	0	0	(1,149)	(1,139)

	$0	$10	$0	$0	$(1,399)	$(1,389)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,986)	$0	$(1,986)
Purchased Options	0	0	0	(4)	(74)	(78)
Written Options	0	10	0	(27)	8	(9)
Swap Agreements	0	47	0	0	79	126

	$0	$57	$0	$(2,017)	$13	$(1,947)

	$0	$67	$0	$(2,017)	$(1,386)	$(3,336)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$1,736	$0	$1,736
Brazil
Sovereign Issues	0	5,323	0	5,323
Canada
Sovereign Issues	0	1,828	0	1,828
Chile
Sovereign Issues	0	3,372	0	3,372
Colombia
Sovereign Issues	0	2,784	0	2,784
Denmark
Sovereign Issues	0	1,944	0	1,944
France
Sovereign Issues	0	2,835	0	2,835
Germany
Sovereign Issues	0	760	0	760
Israel
Sovereign Issues	0	678	0	678
Italy
Sovereign Issues	0	4,750	0	4,750
Japan
Sovereign Issues	0	8,220	0	8,220
Mexico
Sovereign Issues	0	10,404	0	10,404
New Zealand
Sovereign Issues	0	1,829	0	1,829
South Africa
Sovereign Issues	0	7,205	0	7,205
South Korea
Sovereign Issues	0	1,461	0	1,461

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Spain
Sovereign Issues	$0	$1,726	$0	$1,726
Turkey
Sovereign Issues	0	9,166	0	9,166
United Kingdom
Sovereign Issues	0	7,522	0	7,522
United States
U.S. Treasury Obligations	0	38,413	0	38,413
Short-Term Instruments
Repurchase Agreements	0	543	0	543
Short-Term Notes	0	400	0	400
Japan Treasury Bills	0	872	0	872

Total Investments	$0	$113,771	$0	$113,771

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	26	60	0	86
Over the counter	0	1,652	0	1,652

	$26	$1,712	$0	$1,738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(8)	0	(15)
Over the counter	0	(2,955)	0	(2,955)

	$(7)	$(2,963)	$0	$(2,970)

Totals	$19	$112,520	$0	$112,539

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	75

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

MUNICIPAL BONDS & NOTES 92.9%

ARIZONA 3.0%
Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	$400	$400
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	813
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,662
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,600
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	3,189

		7,664

ARKANSAS 0.2%
University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	386

CALIFORNIA 8.1%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.110% due 04/01/2047	1,000	1,000
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,150
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2018	500	540
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	564
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	544
California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	570
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,604
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,591
Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,731
Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016 (c)	1,000	1,000
Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	533
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2018	500	541
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,242
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	720
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,036
San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	$1,115	$1,154
San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017 (c)	750	744
Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	661
University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,122

		20,490

COLORADO 2.0%
Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,996
Colorado Health Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2036 (a)	2,250	2,909
Denver, Colorado Airport System City & County Revenue Bonds, (NPFGC Insured), Series 2006
4.000% due 11/15/2016	265	268

		5,173

CONNECTICUT 0.5%
South Central Connecticut Regional Water Authority Revenue Bonds, Series 2016
5.000% due 08/01/2028	1,000	1,285

DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,155
District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,508

		3,663

FLORIDA 4.6%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,206
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,117
Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2024	1,000	1,267
Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	500
Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,192
JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,772
Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,408
Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	1,000	1,000
Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	264
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,583
Tampa, Florida Revenue Bonds, Series 2016
5.000% due 11/15/2028	350	445

		11,754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 1.4%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	$500	$593
Floyd County, Georgia Development Authority Revenue Bonds, Series 2010
2.350% due 07/01/2022	2,000	2,066
Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	267
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	367
Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	285

		3,578

GUAM 0.4%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	923

HAWAII 1.0%
Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,533

ILLINOIS 9.5%
Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,681
Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2027	1,000	1,235
Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2018	1,200	1,230
Chicago, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2026	2,000	2,066
5.250% due 01/01/2027	4,000	4,138
Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,021
5.500% due 01/01/2018	1,000	1,063
Chicago, Illinois Waterworks Revenue Bonds, Series 2004
5.000% due 11/01/2027	750	920
Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,134
Illinois State General Obligation Bonds, Series 2014
5.000% due 02/01/2025	2,775	3,108
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	557

		24,153

INDIANA 1.0%
Indiana Finance Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 12/01/2017	300	305
Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	506
5.000% due 02/01/2018	500	534
Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,190

		2,535

76	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.2%
Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	$500	$507

KANSAS 0.2%
Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	529

KENTUCKY 0.4%
Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,000

LOUISIANA 0.8%
Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	2,097

MARYLAND 0.0%
Baltimore, Maryland Revenue Bonds, Series 2011
5.000% due 07/01/2021	60	71

MASSACHUSETTS 3.1%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	524
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 12/01/2030	1,000	1,273
Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	857
Massachusetts Development Finance Agency Revenue Notes, Series 2012
5.000% due 10/01/2016	600	606
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2022	1,175	1,446
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,451
Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	562

		7,719

MICHIGAN 1.0%
Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,454
Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2021	1,000	1,163

		2,617

MINNESOTA 0.4%
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,074

MISSOURI 1.0%
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,539
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,058

		2,597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.7%
Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	$1,500	$1,858

NEW HAMPSHIRE 0.6%
Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,365
New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	250

		1,615

NEW JERSEY 4.1%
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,137
New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,169
New Jersey Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2027	1,560	1,993
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,198
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,803
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,125

		10,425

NEW MEXICO 0.2%
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	500	522

NEW YORK 15.0%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,213
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	568
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,744
Nassau County, New York General Obligation Notes, Series 2016
5.000% due 01/01/2026	1,250	1,591
New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,026
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	6,265
New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	932
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,543
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2016	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	$2,000	$2,352
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	500
New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2028	400	511
5.000% due 07/01/2029	425	541
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,088
New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	869
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,656
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,231
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	537
New York State Urban Development Corp. Revenue Notes, Series 2016
5.000% due 03/15/2024	1,000	1,270
Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	514
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,177
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,453
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,553
5.000% due 11/15/2028	825	1,013

		38,167

NORTH CAROLINA 2.3%
Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	331
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	2,009
5.000% due 10/01/2027	1,100	1,314
North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,807
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	311

		5,772

OHIO 7.7%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	513
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	959
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,210
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,714

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	77

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kent State University, Ohio Revenue Bonds, Series 2016
5.000% due 05/01/2028	$1,000	$1,283
Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	662
Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,679
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,171
Ohio State Turnpike Commission Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 02/15/2017	225	232
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	3,500	3,636
Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,045
University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,518

		19,622

OREGON 0.2%
Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	523

PENNSYLVANIA 6.2%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	601
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	519
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	1,060
Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
0.900% due 02/15/2027	1,000	1,001
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 1994
2.550% due 06/01/2029	1,500	1,535
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,971
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	425
5.000% due 08/15/2031	300	372
5.000% due 08/15/2033	1,000	1,231
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
1.290% due 12/01/2020	4,500	4,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	$750	$929
Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	534

		15,663

RHODE ISLAND 3.3%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,391

SOUTH DAKOTA 0.9%
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,129
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,108

		2,237

TENNESSEE 2.7%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	1,007
5.000% due 02/01/2027	3,000	3,743
5.250% due 09/01/2026	1,595	2,034

		6,784

TEXAS 5.6%
Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
4.000% due 02/15/2023	1,225	1,393
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,224
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
0.990% due 12/01/2042	4,500	4,477
5.000% due 12/01/2025	500	633
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,160
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	960	965
Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,412
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	$995	$1,038
University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	614

		14,119

VIRGINIA 0.9%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	2,250	2,332

WASHINGTON 1.7%
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,284
Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	695
Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,420

		4,399

WISCONSIN 0.5%
Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,249

Total Municipal Bonds & Notes (Cost $222,712)		236,026

SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (d) 0.2%
		579

U.S. TREASURY BILLS 7.0%
0.342% due 09/22/2016 - 12/08/2016 (b)(c)	17,800	17,785

Total Short-Term Instruments (Cost $18,359)		18,364

Total Investments in Securities (Cost $241,071)		254,390

Total Investments 100.1% (Cost $241,071)		$254,390

Other Assets and Liabilities, net (0.1)%		(345)

Net Assets 100.0%		$254,045

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$579	U.S. Treasury Notes 1.000% due 05/15/2018	$(595)	$579	$579

Total Repurchase Agreements						$(595)	$579	$579

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$579	$0	$0	$0	$579	$(595)	$(16)

Total Borrowings and Other Financing Transactions	$579	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(238)	$(238)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(35)	$(35)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$7,664	$0	$7,664
Arkansas	0	386	0	386
California	0	20,490	0	20,490
Colorado	0	5,173	0	5,173
Connecticut	0	1,285	0	1,285
District of Columbia	0	3,663	0	3,663
Florida	0	11,754	0	11,754
Georgia	0	3,578	0	3,578
Guam	0	923	0	923
Hawaii	0	2,533	0	2,533
Illinois	0	24,153	0	24,153
Indiana	0	2,535	0	2,535
Iowa	0	507	0	507
Kansas	0	529	0	529
Kentucky	0	1,000	0	1,000
Louisiana	0	2,097	0	2,097
Maryland	0	71	0	71
Massachusetts	0	7,719	0	7,719
Michigan	0	2,617	0	2,617
Minnesota	0	1,074	0	1,074
Missouri	0	2,597	0	2,597

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Nevada	$0	$1,858	$0	$1,858
New Hampshire	0	1,615	0	1,615
New Jersey	0	10,425	0	10,425
New Mexico	0	522	0	522
New York	0	38,167	0	38,167
North Carolina	0	5,772	0	5,772
Ohio	0	19,622	0	19,622
Oregon	0	523	0	523
Pennsylvania	0	15,663	0	15,663
Rhode Island	0	8,391	0	8,391
South Dakota	0	2,237	0	2,237
Tennessee	0	6,784	0	6,784
Texas	0	14,119	0	14,119
Virginia	0	2,332	0	2,332
Washington	0	4,399	0	4,399
Wisconsin	0	1,249	0	1,249
Short-Term Instruments
Repurchase Agreements	0	579	0	579
U.S. Treasury Bills	0	17,785	0	17,785

Total Investments	$0	$254,390	$0	$254,390

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

80	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.3%

BANK LOAN OBLIGATIONS 1.4%
Community Health Systems, Inc.
3.924% due 12/31/2018	$438	$435
FCA US LLC
3.500% due 05/24/2017	406	406

Total Bank Loan Obligations (Cost $844)		841

CORPORATE BONDS & NOTES 67.6%

BANKING & FINANCE 33.1%
Ally Financial, Inc.
3.600% due 05/21/2018	500	503
American Express Credit Corp.
1.706% due 09/14/2020	500	502
American Tower Corp.
2.800% due 06/01/2020	1,000	1,024
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	600	614
Bank of America Corp.
6.875% due 04/25/2018	1,000	1,092
Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	200	202
Bear Stearns Cos. LLC
6.400% due 10/02/2017	900	956
BGC Partners, Inc.
5.125% due 05/27/2021	250	255
BOC Aviation Ltd.
2.875% due 10/10/2017	215	218
Cantor Fitzgerald LP
6.500% due 06/17/2022	400	423
CIT Group, Inc.
4.250% due 08/15/2017	500	510
Commerzbank Finance & Covered Bond S.A.
0.393% due 03/20/2017	100	99
Cooperatieve Rabobank UA
8.375% due 07/26/2016 (c)	250	251
8.400% due 06/29/2017 (c)	400	420
Credit Suisse Group Funding Guernsey Ltd.
2.923% due 04/16/2021	800	807
Ford Motor Credit Co. LLC
1.270% due 03/27/2017	600	600
General Motors Financial Co., Inc.
3.250% due 05/15/2018	250	255
Goldman Sachs Group, Inc.
1.798% due 04/23/2020	1,100	1,097
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020	300	348
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	565
HBOS PLC
1.380% due 09/06/2017	1,000	995
HSBC Holdings PLC
2.322% due 05/25/2021	600	601
International Lease Finance Corp.
8.750% due 03/15/2017	800	837
Intesa Sanpaolo SpA
2.375% due 01/13/2017	700	703
LeasePlan Corp. NV
2.500% due 05/16/2018	700	701
Lloyds Banking Group PLC
3.100% due 07/06/2021	200	202
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.413% due 07/23/2019	500	497
Mizuho Financial Group, Inc.
2.111% due 04/12/2021	400	404
Navient Corp.
8.450% due 06/15/2018	200	217
Piper Jaffray Cos.
3.631% due 05/31/2017	250	250

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reliance Standard Life Global Funding
2.150% due 10/15/2018	$300	$303
Synchrony Financial
1.875% due 08/15/2017	800	801
UBS Group Funding Jersey Ltd.
2.950% due 09/24/2020	1,000	1,018
VEREIT Operating Partnership LP
2.000% due 02/06/2017	500	504
WEA Finance LLC
2.700% due 09/17/2019	225	230
Weyerhaeuser Co.
7.375% due 10/01/2019	200	230

		19,234

INDUSTRIALS 28.8%
AbbVie, Inc.
2.850% due 05/14/2023	600	607
AP Moeller - Maersk A/S
2.875% due 09/28/2020	400	411
Asciano Finance Ltd.
5.000% due 04/07/2018	100	103
BMW U.S. Capital LLC
2.000% due 04/11/2021	300	304
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	519	594
Crown Castle Towers LLC
3.222% due 05/15/2042	800	832
Daimler Finance North America LLC
2.250% due 03/02/2020 (e)	1,100	1,121
Denali International LLC/Denali Finance Corp.
5.625% due 10/15/2020	500	526
DISH DBS Corp.
4.250% due 04/01/2018	200	204
Enbridge, Inc.
1.136% due 06/02/2017	300	295
Express Scripts Holding Co.
2.250% due 06/15/2019	500	509
Fidelity National Information Services, Inc.
2.850% due 10/15/2018	200	205
Forest Laboratories LLC
4.375% due 02/01/2019	750	792
Georgia-Pacific LLC
2.539% due 11/15/2019	400	410
Glencore Finance Canada Ltd.
3.600% due 01/15/2017	500	500
Heathrow Funding Ltd.
4.875% due 07/15/2023 (e)	950	1,048
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	300	304
2.850% due 10/05/2018	300	307
Humana, Inc.
2.625% due 10/01/2019	500	514
KLA-Tencor Corp.
3.375% due 11/01/2019	100	103
LyondellBasell Industries NV
5.000% due 04/15/2019	500	542
Pioneer Natural Resources Co.
6.875% due 05/01/2018	700	758
Reynolds American, Inc.
4.000% due 06/12/2022	500	544
S&P Global, Inc.
2.500% due 08/15/2018	300	306
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	500	519
SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	256
Sky PLC
2.625% due 09/16/2019	500	509
Southern Co.
2.950% due 07/01/2023	300	312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
5.850% due 05/01/2017		$500	$518
USG Corp.
9.750% due 01/15/2018		595	655
Volkswagen International Finance NV
1.066% due 11/18/2016		1,000	998
Woodside Finance Ltd.
3.650% due 03/05/2025		100	98
4.600% due 05/10/2021		200	212
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	97
ZF North America Capital, Inc.
4.000% due 04/29/2020		700	721

			16,734

UTILITIES 5.7%
BG Energy Capital PLC
6.500% due 11/30/2072		500	522
E.ON International Finance BV
5.800% due 04/30/2018		300	322
FirstEnergy Corp.
2.750% due 03/15/2018		1,000	1,013
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,000	1,053
PSEG Power LLC
3.000% due 06/15/2021		400	406

			3,316

Total Corporate Bonds & Notes (Cost $38,781)			39,284

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.9%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		500	514

KANSAS 0.9%
Kansas Development Finance Authority Revenue Notes, Series 2015
2.258% due 04/15/2019		500	517

Total Municipal Bonds & Notes (Cost $1,000)			1,031

U.S. TREASURY OBLIGATIONS 6.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2020 (e)(h)		3,575	3,660

Total U.S. Treasury Obligations (Cost $3,587)			3,660

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%
BCAP LLC Trust
0.606% due 03/26/2037		62	62
Bear Stearns Adjustable Rate Mortgage Trust
2.533% due 02/25/2033		3	3
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044		343	350
Citigroup Mortgage Loan Trust, Inc.
2.971% due 11/25/2038		48	48
Credit Suisse Mortgage Capital Certificates
2.795% due 09/27/2036		34	34
Eurosail PLC
0.874% due 06/13/2045	GBP	172	226
First Horizon Mortgage Pass-Through Trust
2.690% due 09/25/2033		$74	75
GS Mortgage Securities Trust
5.560% due 11/10/2039		359	359
GSR Mortgage Loan Trust
2.978% due 09/25/2035		65	67
3.067% due 08/25/2033		672	668
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043		16	16

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	81

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Resecuritization Trust
2.365% due 07/27/2037	$101	$101
LB Commercial Mortgage Trust
6.073% due 07/15/2044	366	379
MASTR Adjustable Rate Mortgages Trust
2.851% due 04/21/2034	120	122
Morgan Stanley Capital Trust
5.665% due 04/15/2049	392	403
5.692% due 04/15/2049	255	260
Residential Accredit Loans, Inc. Trust
0.893% due 06/25/2034	140	136
Royal Bank of Scotland Capital Funding Trust
6.102% due 06/16/2049	300	304
Sequoia Mortgage Trust
1.108% due 06/20/2033	9	9
1.161% due 11/22/2024	19	19
Structured Asset Mortgage Investments Trust
1.028% due 07/19/2034	16	16
1.108% due 09/19/2032	39	38
Thornburg Mortgage Securities Trust
2.537% due 04/25/2045	266	267
Wachovia Bank Commercial Mortgage Trust
0.621% due 06/15/2049	600	591
WaMu Mortgage Pass-Through Certificates Trust
0.763% due 01/25/2045	42	39
0.853% due 06/25/2044	1,014	942
2.818% due 06/25/2033	7	7
Wells Fargo Mortgage-Backed Securities Trust
2.777% due 06/25/2035	7	7

Total Non-Agency Mortgage-Backed Securities (Cost $5,591)		5,548

ASSET-BACKED SECURITIES 14.4%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.213% due 09/25/2033	58	54
Bear Stearns Asset-Backed Securities Trust
1.253% due 10/27/2032	48	44

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cavalry CLO Ltd.
2.003% due 01/16/2024		$959	$957
COA Summit CLO Ltd.
1.984% due 04/20/2023		189	189
Colony Starwood Homes Trust
1.946% due 07/17/2033		200	200
Cordatus CLO PLC
0.152% due 01/30/2024	EUR	635	697
Credit Suisse First Boston Mortgage Securities Corp.
2.703% due 10/25/2032		$35	35
Drug Royalty LP
3.478% due 07/15/2023		204	206
Duchess CLO BV
0.019% due 02/28/2023	EUR	33	36
Eagle Ltd.
2.570% due 12/15/2039		$156	154
First Franklin Mortgage Loan Trust
1.203% due 11/25/2034		377	352
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		428	428
KVK CLO Ltd.
1.998% due 07/15/2023		1,040	1,038
Madison Park Funding Ltd.
1.903% due 06/15/2022		359	360
1.916% due 08/15/2022		500	499
Malin CLO BV
0.029% due 05/07/2023	EUR	151	167
National Collegiate Student Loan Trust
0.686% due 11/27/2028		$156	154
Navient Private Education Loan Trust
1.642% due 12/15/2028		1,000	986
Neuberger Berman CLO Ltd.
1.445% due 07/25/2023		1,000	999
1.931% due 07/25/2023 (a)		500	500
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.203% due 03/25/2035		99	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046	$193	$195

Total Asset-Backed Securities (Cost $8,364)		8,349

SOVEREIGN ISSUES 2.1%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	200	200
Korea Land & Housing Corp.
1.875% due 08/02/2017	1,000	1,006

Total Sovereign Issues (Cost $1,203)		1,206

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (d) 1.0%
		605

SHORT-TERM NOTES 1.2%
Kansas City Southern Co.
1.334% due 10/28/2016	700	699

Total Short-Term Instruments (Cost $1,305)		1,304

Total Investments in Securities (Cost $60,675)		61,223

Total Investments 105.3% (Cost $60,675)		$61,223

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $(18))		79

Other Assets and Liabilities, net (5.4)%		(3,168)

Net Assets 100.0%		$58,134

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$605	U.S. Treasury Bonds 8.500% due 02/15/2020	$(620)	$605	$605

Total Repurchase Agreements						$(620)	$605	$605

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RDR	0.900%	05/27/2016	07/11/2016	$(1,578)	$(1,579)

Total Reverse Repurchase Agreements					$(1,579)

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.900%	06/30/2016	07/01/2016	$(1,566)	$(1,566)

Total Sale-Buyback Transactions					$(1,566)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2016 was $(17,813) at a weighted average interest rate of 0.482%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(e)	Securities with an aggregate market value of $3,241 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
RDR	$0	$(1,579)	$0	$0	$(1,579)	$1,673	$94
SSB	605	0	0	0	605	(620)	(15)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,566)	$0	(1,566)	1,568	2

Total Borrowings and Other Financing Transactions	$605	$(1,579)	$(1,566)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,579)	$0	$0	$(1,579)

Total	$0	$(1,579)	$0	$0	$(1,579)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,566)	0	0	0	(1,566)

Total	$(1,566)	$0	$0	$0	$(1,566)

Total Borrowings	$(1,566)	$(1,579)	$0	$0	$(3,145)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(3,145)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2017	25	$5	$0	$0
3-Month EURIBOR December Futures	Long	12/2018	33	5	0	0
90-Day Eurodollar December Futures	Short	12/2019	121	(114)	3	0

Total Futures Contracts				$(104)	$3	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	83

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-26 5-Year Index	(1.000)%	06/20/2021	$4,200	$(47)	$(15)	$0	$(8)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	1.000%	06/21/2020	$40,000	$(5)	$(3)	$1	$0
Pay	3-Month USD-LIBOR	2.000	12/16/2020	3,500	(165)	(181)	0	(1)

					$(170)	$(184)	$1	$(1)

Total Swap Agreements					$(217)	$(199)	$1	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

Cash of $450 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$1	$4	$0	$0		$(9)		$(9)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2016	EUR	658		$729	$0	$(2)
	08/2016		$29	EUR	25	0	(1)
BPS	08/2016	EUR	523		$577	0	(4)
CBK	07/2016	JPY	97,600		880	0	(65)
	08/2016		$862	AUD	1,204	34	0
	08/2016		348	EUR	306	0	(8)
GLM	07/2016	BRL	11,100		$3,458	3	0
	07/2016		$2,732	BRL	11,100	724	0
	07/2016		798	JPY	81,600	0	(7)
	08/2016	AUD	1,998		$1,464	0	(24)
	08/2016	EUR	2,613		2,985	81	0
	08/2016		$554	AUD	768	18	0
	08/2016		570	CAD	743	5	0
	08/2016		535	GBP	401	0	(1)
JPM	07/2016	BRL	11,100		$2,653	0	(802)
	07/2016		$3,458	BRL	11,100	0	(3)
	08/2016	CAD	2,247		$1,751	15	(3)

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016	JPY	41,900		$408	$2	$0
	09/2016	CZK	93,140		3,882	53	0
	09/2016		$3,816	CZK	93,177	15	0
MSB	08/2016		65	GBP	46	0	(4)
SCX	07/2016		958	JPY	97,600	0	(13)
	08/2016	GBP	609		$878	67	0
	08/2016	JPY	97,600		959	13	0

Total Forward Foreign Currency Contracts						$1,030	$(937)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200%	09/21/2016	$1,800	$(3)	$(1)
GST	Put - OTC CDX.IG-26 5-Year Index	Sell	1.250	09/21/2016	1,800	(4)	(1)
JPM	Put - OTC CDX.IG-26 5-Year Index	Sell	1.200	09/21/2016	1,800	(3)	(1)
	Put - OTC CDX.IG-26 5-Year Index	Sell	1.250	09/21/2016	1,800	(3)	(1)

						$(13)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.087	08/03/2016	EUR	1,000	$(5)	$(5)

Total Written Options							$(18)	$(9)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		368		857		(1,225)		0		0		0
Notional Amount in $		$0		$164,600		$(154,000)		$0		$(3,400)		$7,200
Notional Amount in AUD	AUD	0	AUD	1,090	AUD	0	AUD	(1,090)	AUD	0	AUD	0
Notional Amount in EUR	EUR	0	EUR	2,606	EUR	0	EUR	(1,606)	EUR	0	EUR	1,000
Premiums		$(259)		$(927)		$1,158		$7		$3		$(18)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(h)	Securities with an aggregate market value of $599 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	0	0	0	0	(4)	(6)	0	(10)	(10)	0	(10)
CBK	34	0	0	34	(73)	0	0	(73)	(39)	0	(39)
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
GLM	831	0	0	831	(32)	0	0	(32)	799	(520)	279
GST	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	85	0	0	85	(808)	(2)	0	(810)	(725)	599	(126)
MSB	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	80	0	0	80	(13)	0	0	(13)	67	0	67

Total Over the Counter	$1,030	$0	$0	$1,030	$(937)	$(9)	$0	$(946)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	85

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$4	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,030	$0	$1,030

	$0	$0	$0	$1,030	$4	$1,034

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$1	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$937	$0	$937
Written Options	0	4	0	5	0	9

	$0	$4	$0	$942	$0	$946

	$0	$12	$0	$942	$1	$955

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	140	140
Futures	0	0	0	0	1	1
Swap Agreements	0	39	0	0	(733)	(694)

	$0	$39	$0	$0	$(591)	$(552)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,393	$0	$1,393
Purchased Options	0	0	0	(23)	1	(22)
Written Options	0	0	0	7	47	54
Swap Agreements	0	28	0	0	36	64

	$0	$28	$0	$1,377	$84	$1,489

	$0	$67	$0	$1,377	$(507)	$937

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(61)	$(61)
Futures	0	0	0	0	(179)	(179)
Swap Agreements	0	(15)	0	0	(87)	(102)

	$0	$(15)	$0	$0	$(327)	$(342)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(473)	$0	$(473)
Written Options	0	9	0	0	0	9

	$0	$9	$0	$(473)	$0	$(464)

	$0	$(6)	$0	$(473)	$(327)	$(806)

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$841	$0	$841
Corporate Bonds & Notes
Banking & Finance	0	19,234	0	19,234
Industrials	0	16,734	0	16,734
Utilities	0	3,316	0	3,316
Municipal Bonds & Notes
California	0	514	0	514
Kansas	0	517	0	517
U.S. Treasury Obligations	0	3,660	0	3,660
Non-Agency Mortgage-Backed Securities	0	5,548	0	5,548
Asset-Backed Securities	500	7,849	0	8,349
Sovereign Issues	0	1,206	0	1,206
Short-Term Instruments
Repurchase Agreements	0	605	0	605
Short-Term Notes	0	699	0	699

Total Investments	$500	$60,723	$0	$61,223

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$1	$0	$4
Over the counter	0	1,030	0	1,030

	$3	$1,031	$0	$1,034

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9)	0	(9)
Over the counter	0	(946)	0	(946)

	$0	$(955)	$0	$(955)

Totals	$503	$60,799	$0	$61,302

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	87

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

MUNICIPAL BONDS & NOTES 95.1%

ARIZONA 1.9%
Arizona Health Facilities Authority Revenue Notes, Series 2015
5.000% due 01/01/2021	$250	$293
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,029

		1,322

CALIFORNIA 3.6%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.110% due 04/01/2047	1,000	1,000
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
0.826% due 10/01/2047	750	750
California Municipal Finance Authority Revenue Bonds, Series 2010
0.650% due 09/01/2021	500	500
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	259

		2,509

COLORADO 1.7%
Regional Transportation District, Colorado Certificates of Participation Notes, Series 2015
5.000% due 06/01/2020	1,000	1,150

CONNECTICUT 3.6%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 1999
1.000% due 07/01/2033	1,000	1,004
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
1.260% due 07/01/2049	1,500	1,500

		2,504

FLORIDA 8.8%
Escambia County, Florida Revenue Bonds, Series 2003
1.150% due 06/01/2023	1,000	1,003
Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2020	250	289
Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	701
Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
1.160% due 10/01/2017	3,000	3,002
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	500	507
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	549

		6,051

GEORGIA 3.9%
Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	500	532
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2007
5.000% due 03/15/2019	$1,000	$1,098

		2,655

IDAHO 0.7%
Idaho State General Obligation Notes, Series 2016
2.000% due 06/30/2017 (a)	500	507

ILLINOIS 9.2%
Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2017	700	711
Chicago, Illinois Waterworks Revenue Notes, Series 2004
5.000% due 11/01/2021	225	260
Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	380	381
Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	624
Illinois Finance Authority Revenue Notes, Series 2016
5.000% due 02/15/2019	1,885	2,086
Illinois State General Obligation Notes, Series 2012
5.000% due 08/01/2016	1,000	1,003
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,284

		6,349

INDIANA 0.5%
Indiana Finance Authority Revenue Notes, Series 2016
5.000% due 12/01/2021	300	359

LOUISIANA 0.1%
Louisiana Public Facilities Authority Revenue Notes, Series 2015
3.000% due 05/15/2017	100	102

MICHIGAN 2.3%
Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2019	500	555
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,006

		1,561

MINNESOTA 1.2%
Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	826

NEBRASKA 3.0%
Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,469
Nebraska Public Power District Revenue Notes, Series 2014
5.000% due 07/01/2020	500	579

		2,048

NEVADA 4.5%
Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	1,000	1,022
Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	1,000	1,082

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Humboldt County, Nevada Revenue Bonds, Series 2016
1.250% due 10/01/2029	$1,000	$1,003

		3,107

NEW MEXICO 2.6%
New Mexico Hospital Equipment Loan Council Revenue Notes, Series 2015
5.000% due 08/01/2019	600	673
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,112

		1,785

NEW YORK 9.6%
Nassau County, New York General Obligation Notes, Series 2016
5.000% due 01/01/2020	1,000	1,134
New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,085
New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	250
New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	463
New York State Dormitory Authority Revenue Notes, Series 2015
4.000% due 05/01/2020	700	776
New York State Dormitory Authority Revenue Notes, Series 2016
5.000% due 07/01/2020	530	612
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,116
New York State Urban Development Corp. Revenue Notes, Series 2016
5.000% due 03/15/2020	1,000	1,151

		6,587

NORTH CAROLINA 3.0%
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,080
University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.056% due 12/01/2041	1,000	1,004

		2,084

OHIO 5.9%
Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,062
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	1,000	1,024
Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	853
University of Cincinnati, Ohio Revenue Notes, (AGC Insured), Series 2009
5.000% due 06/01/2019	1,000	1,120

		4,059

OKLAHOMA 0.6%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	437

88	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.4%
Oregon Health & Science University Revenue Notes, Series 2012
5.000% due 07/01/2020	$225	$261

PENNSYLVANIA 10.4%
Lancaster County Hospital Authority, Pennsylvania Revenue Notes, Series 2016
4.000% due 08/15/2020	500	560
Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
0.900% due 09/01/2029	1,000	1,001
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	1,023
Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.550% due 12/01/2033	1,500	1,510
Pennsylvania Turnpike Commission Revenue Notes, Series 2016
1.010% due 12/01/2018	2,500	2,500
Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	576

		7,170

TEXAS 9.6%
Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	265
Central Texas Regional Mobility Authority Revenue Notes, Series 2016
5.000% due 01/01/2022	500	589
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	$500	$549
Fort Bend Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2010
5.000% due 08/15/2016	500	503
Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
1.700% due 06/01/2030	1,000	1,017
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,655
San Antonio, Texas Water System Revenue Bonds, Series 2013
1.090% due 05/01/2043	1,000	1,000

		6,636

UTAH 2.0%
Intermountain Power Agency, Utah Revenue Notes, Series 2013
5.000% due 07/01/2018	760	823
Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	541

		1,364

VIRGINIA 3.3%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,036
Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,241

		2,277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.5%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.110% due 11/01/2045	$1,000	$1,000

WISCONSIN 1.2%
Wisconsin Department of Transportation Revenue Notes, Series 2013
4.000% due 07/01/2018	750	797

Total Municipal Bonds & Notes (Cost $64,868)		65,507

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (d) 0.8%
		539

U.S. TREASURY BILLS 4.0%
0.357% due 09/15/2016 - 12/08/2016 (b)(c)	2,800	2,797

Total Short-Term Instruments (Cost $3,335)		3,336

Total Investments in Securities (Cost $68,203)		68,843

Total Investments 99.9% (Cost $68,203)		$68,843

Other Assets and Liabilities, net 0.1%		38

Net Assets 100.0%		$68,881

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	06/30/2016	07/01/2016	$539	U.S. Treasury Notes 1.000% due 05/15/2018	$(550)	$539	$539

Total Repurchase Agreements						$(550)	$539	$539

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	89

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

June 30, 2016

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of June 30, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$539	$0	$0	$0	$539	$(550)	$(11)

Total Borrowings and Other Financing Transactions	$539	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,322	$0	$1,322
California	0	2,509	0	2,509
Colorado	0	1,150	0	1,150
Connecticut	0	2,504	0	2,504
Florida	0	6,051	0	6,051
Georgia	0	2,655	0	2,655
Idaho	0	507	0	507
Illinois	0	6,349	0	6,349
Indiana	0	359	0	359
Louisiana	0	102	0	102
Michigan	0	1,561	0	1,561
Minnesota	0	826	0	826
Nebraska	0	2,048	0	2,048
Nevada	0	3,107	0	3,107
New Mexico	0	1,785	0	1,785

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
New York	$0	$6,587	$0	$6,587
North Carolina	0	2,084	0	2,084
Ohio	0	4,059	0	4,059
Oklahoma	0	437	0	437
Oregon	0	261	0	261
Pennsylvania	0	7,170	0	7,170
Texas	0	6,636	0	6,636
Utah	0	1,364	0	1,364
Virginia	0	2,277	0	2,277
Washington	0	1,000	0	1,000
Wisconsin	0	797	0	797
Short-Term Instruments
Repurchase Agreements	0	539	0	539
U.S. Treasury Bills	0	2,797	0	2,797

Total Investments	$0	$68,843	$0	$68,843

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

90	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.1%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
3.381% due 05/01/2018		$3,890	$3,898

Total Bank Loan Obligations (Cost $3,896)			3,898

CORPORATE BONDS & NOTES 35.8%

BANKING & FINANCE 25.4%
Allstate Life Global Funding Trusts
1.279% due 11/25/2016		2,500	2,493
Ally Financial, Inc.
2.750% due 01/30/2017		2,100	2,119
3.313% due 07/18/2016		2,600	2,600
3.500% due 07/18/2016		2,000	2,003
3.500% due 01/27/2019		10,000	9,962
American Tower Corp.
3.375% due 10/15/2026		8,200	8,265
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056	EUR	400	476
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^		1,100	336
4.750% due 01/15/2018 ^		2,500	763
Bank of America Corp.
2.600% due 01/15/2019		$21,900	22,423
3.300% due 01/11/2023		4,200	4,330
3.875% due 03/22/2017		3,600	3,667
5.700% due 01/24/2022		5,600	6,493
5.750% due 12/01/2017		5,400	5,718
6.400% due 08/28/2017		4,600	4,855
6.875% due 04/25/2018		12,400	13,544
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.450% due 09/08/2017		13,800	13,796
Bankia S.A.
4.375% due 02/14/2017	EUR	3,800	4,325
Barclays Bank PLC
7.625% due 11/21/2022		$16,900	18,220
7.750% due 04/10/2023		5,400	5,582
14.000% due 06/15/2019 (h)	GBP	4,500	7,279
BPCE S.A.
4.625% due 07/11/2024		$7,000	7,030
5.150% due 07/21/2024		10,000	10,428
CIT Group, Inc.
4.250% due 08/15/2017		6,000	6,126
5.000% due 05/15/2017		13,300	13,533
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,117
Citigroup, Inc.
1.587% due 06/07/2019		3,500	3,507
2.050% due 06/07/2019		1,600	1,613
2.650% due 10/26/2020		4,000	4,075
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	4,200	5,466
Credit Agricole S.A.
8.125% due 09/19/2033		$11,200	12,040
Credit Suisse AG
6.500% due 08/08/2023		15,400	16,173
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		5,700	5,592
3.800% due 09/15/2022		4,200	4,224
Deutsche Bank AG
3.375% due 05/12/2021		13,100	13,161
Eksportfinans ASA
5.500% due 06/26/2017		1,000	1,036
Ford Motor Credit Co. LLC
1.500% due 01/17/2017		3,500	3,504
3.200% due 01/15/2021		5,300	5,466
6.625% due 08/15/2017		15,600	16,471
General Motors Financial Co., Inc.
3.200% due 07/13/2020		7,400	7,504
3.200% due 07/06/2021 (c)		6,100	6,125
6.750% due 06/01/2018		1,400	1,522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		$11,000	$11,862
Hospitality Properties Trust
4.250% due 02/15/2021		2,200	2,295
ING Bank NV
1.408% due 08/17/2018		12,500	12,508
International Lease Finance Corp.
8.750% due 03/15/2017		8,700	9,098
Intesa Sanpaolo SpA
2.375% due 01/13/2017		10,000	10,039
3.875% due 01/16/2018		7,500	7,698
JPMorgan Chase & Co.
1.072% due 05/30/2017	GBP	6,200	8,210
2.153% due 03/01/2021		$5,300	5,423
2.400% due 06/07/2021		9,000	9,130
2.550% due 10/29/2020		5,000	5,112
3.125% due 01/23/2025		6,800	6,958
6.300% due 04/23/2019		11,300	12,712
KBC Bank NV
8.000% due 01/25/2023		13,600	14,448
Lloyds Bank PLC
1.635% due 01/22/2019		7,000	7,000
12.000% due 12/16/2024 (h)		18,600	25,412
MMcapS Funding Ltd.
0.930% due 12/26/2039		936	674
Morgan Stanley
2.035% due 04/21/2021		7,700	7,738
2.450% due 02/01/2019		5,400	5,505
National Australia Bank Ltd.
2.250% due 03/16/2021		6,500	6,684
Navient Corp.
5.500% due 01/15/2019		1,900	1,916
8.450% due 06/15/2018		2,800	3,038
8.780% due 09/15/2016	MXN	65,600	3,602
Nykredit Realkredit A/S
2.000% due 04/01/2017	DKK	171,400	26,010
Pacific Life Insurance Co.
9.250% due 06/15/2039		$5,000	7,607
Piper Jaffray Cos.
5.060% due 10/09/2018		2,000	2,021
Preferred Term Securities Ltd.
0.953% due 03/22/2037		3,448	2,414
Royal Bank of Canada
2.300% due 03/22/2021		6,500	6,688
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	4,200	5,048
Santander Holdings USA, Inc.
2.115% due 11/24/2017		$3,700	3,700
2.700% due 05/24/2019		5,000	5,016
SLM Student Loan Trust
0.287% due 12/15/2033	EUR	37,271	35,639
0.319% due 07/25/2039		8,500	7,813
1.124% due 03/15/2038	GBP	26,146	28,847
1.124% due 12/15/2039		9,710	10,503
Springleaf Finance Corp.
8.250% due 12/15/2020		$5,500	5,527
Sumitomo Mitsui Financial Group, Inc.
2.337% due 03/09/2021		6,500	6,638
UBS AG
7.625% due 08/17/2022		13,950	15,833
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		6,700	6,842
Wells Fargo & Co.
2.500% due 03/04/2021		7,000	7,184
2.550% due 12/07/2020		8,060	8,298

			658,652

INDUSTRIALS 8.2%
AbbVie, Inc.
2.900% due 11/06/2022		3,000	3,064
Apple, Inc.
2.850% due 05/06/2021		20,500	21,668

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAT International Finance PLC
9.500% due 11/15/2018		$11,465	$13,567
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		5,200	5,351
Corp. Nacional del Cobre de Chile
4.500% due 09/16/2025 (i)		3,500	3,675
CVS Health Corp.
2.250% due 12/05/2018		1,600	1,638
Diamond 1 Finance Corp.
3.480% due 06/01/2019		6,300	6,458
4.420% due 06/15/2021		6,500	6,688
5.450% due 06/15/2023		4,000	4,153
6.020% due 06/15/2026		3,700	3,846
Energy Transfer Partners LP
5.200% due 02/01/2022		2,875	3,033
Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	12,379
Hampton Roads PPV LLC
6.621% due 06/15/2053		36,131	35,847
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	7,800	8,299
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		$3,300	3,314
4.150% due 02/01/2024		2,779	2,799
6.850% due 02/15/2020		1,100	1,232
Kinder Morgan, Inc.
1.500% due 03/16/2022	EUR	2,300	2,459
Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		$6,900	7,504
Mid-America Apartments LP
4.000% due 11/15/2025		7,500	7,916
Mondelez International, Inc.
1.157% due 02/01/2019		1,825	1,823
2.250% due 02/01/2019		16,200	16,563
Numericable SFR S.A.
7.375% due 05/01/2026		6,500	6,435
Oracle Corp.
3.850% due 07/15/2036 (c)		5,200	5,227
Petrofac Ltd.
3.400% due 10/10/2018		1,550	1,551
Regency Energy Partners LP
4.500% due 11/01/2023		5,000	4,890
5.000% due 10/01/2022		2,500	2,569
Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		2,000	2,000
5.875% due 06/30/2026		3,800	3,800
Western Gas Partners LP
3.950% due 06/01/2025		7,547	7,224
Williams Partners LP
4.125% due 11/15/2020		2,000	1,983
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,335	3,379

			212,334

UTILITIES 2.2%
AT&T, Inc.
1.326% due 03/11/2019		4,622	4,603
2.375% due 11/27/2018		9,302	9,499
3.600% due 02/17/2023		4,000	4,193
Duke Energy Corp.
3.050% due 08/15/2022		1,700	1,769
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,680	1,768
Petrobras Global Finance BV
3.536% due 03/17/2020		2,600	2,301
4.875% due 03/17/2020		200	188
6.875% due 01/20/2040		5,200	4,249
Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,266
PSEG Power LLC
3.000% due 06/15/2021		4,500	4,568

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	91

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
3.650% due 09/14/2018	$16,425	$17,269
5.150% due 09/15/2023	3,600	4,201

		56,874

Total Corporate Bonds & Notes (Cost $942,510)		927,860

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.8%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	4,500	7,118
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	4,400	7,089
7.950% due 03/01/2036	3,600	4,376
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	1,277

		19,860

FLORIDA 0.4%
Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,416
State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020	2,265	2,380

		10,796

ILLINOIS 0.7%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	9,400	9,552
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,559

		17,111

SOUTH DAKOTA 0.3%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	8,351

Total Municipal Bonds & Notes (Cost $52,988)		56,118

U.S. GOVERNMENT AGENCIES 38.0%
Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(e)	722	682
0.714% due 08/25/2022 (a)	19,666	565
2.468% due 09/01/2034	54	57
2.500% due 03/25/2033	2	2
3.000% due 03/25/2033 - 04/25/2043	9	8
3.056% due 04/01/2036	36	39
3.500% due 06/25/2042 - 05/25/2043	617	702
4.000% due 07/01/2042	339	357
4.500% due 11/25/2035 - 03/25/2041	201	227
5.000% due 02/01/2033 - 04/01/2038	678	738
5.500% due 09/01/2026 - 08/01/2038	482	531
5.547% due 09/25/2042 (a)	101,703	19,843
5.967% due 04/25/2040 (a)	223	30
6.000% due 05/25/2031 - 07/25/2037	120	140
6.365% due 05/25/2042	298	334
6.747% due 05/25/2036 (a)	3,428	603
19.587% due 01/25/2036	1,017	1,396
23.278% due 07/25/2023	22	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 08/01/2046	$123,000	$127,420
3.500% due 07/01/2031 - 08/01/2046	212,000	223,992
4.000% due 07/01/2046 - 08/01/2046	285,000	305,418
4.500% due 08/01/2046	100,000	109,104
Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(e)	1,874	1,779
1.086% due 09/25/2025	13,173	13,212
1.896% due 06/15/2040 (a)	50,852	3,660
2.615% due 11/01/2023	1	1
2.640% due 07/01/2036	68	73
2.763% due 12/01/2031	190	201
2.769% due 10/01/2036	9	9
3.000% due 01/15/2043 - 02/15/2043	9	9
3.500% due 12/15/2028 (a)	6,400	580
3.500% due 02/15/2043 - 04/15/2043	4	4
4.500% due 10/01/2037	244	260
4.588% due 05/15/2041	5,179	5,327
5.000% due 03/01/2033 - 07/15/2041	453	504
5.000% due 08/15/2039 (a)	531	45
5.250% due 04/15/2033	67	76
5.500% due 08/15/2033 - 09/01/2037	372	407
6.000% due 02/01/2033 - 08/01/2037	395	443
6.261% due 06/15/2042	2,710	2,805
9.016% due 01/15/2041	6,718	8,237
18.117% due 10/15/2023	279	395
18.447% due 05/15/2033	122	176
Freddie Mac, TBA
3.500% due 08/01/2046	27,000	28,434
4.000% due 07/01/2046 - 08/01/2046	10,000	10,699
Ginnie Mae
0.906% due 09/20/2065	11,709	11,625
0.956% due 10/20/2065	11,230	11,154
1.006% due 06/20/2065	17,222	16,979
1.016% due 06/20/2065	5,247	5,174
1.206% due 02/20/2066	13,949	13,955
1.356% due 07/20/2065	12,942	13,014
1.586% due 03/20/2066	4,705	4,800
3.500% due 12/20/2040	89	96
4.750% due 01/20/2035	34	41
5.500% due 04/16/2034 - 07/20/2037	84	97
Ginnie Mae, TBA
3.500% due 07/01/2046 - 08/01/2046	17,000	18,027
4.000% due 07/01/2046 - 08/01/2046	20,000	21,398

Total U.S. Government Agencies (Cost $983,922)		985,918

U.S. TREASURY OBLIGATIONS 38.3%
U.S. Treasury Bonds
2.500% due 02/15/2045 (i)(m)	81,800	85,262
2.500% due 02/15/2046 (i)	11,100	11,569
2.500% due 05/15/2046 (i)	1,000	1,043
2.750% due 08/15/2042	5,800	6,397
2.750% due 11/15/2042 (i)	46,700	51,429
2.875% due 05/15/2043	10,100	11,368
2.875% due 08/15/2045	45,200	50,771
3.000% due 05/15/2042	42,700	49,375
3.000% due 11/15/2044	49,100	56,512
3.000% due 05/15/2045	35,300	40,619
3.125% due 08/15/2044	27,000	31,810
3.375% due 05/15/2044	32,600	40,219
4.375% due 05/15/2040	200	285
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2018 (k)	12,522	12,714
0.125% due 07/15/2024 (k)	48,863	49,421
0.375% due 07/15/2023	11,307	11,708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2025		$17,048	$17,572
0.625% due 07/15/2021		56,891	59,951
0.750% due 02/15/2042		1,800	1,809
0.750% due 02/15/2045		13,105	13,202
1.000% due 02/15/2046		11,712	12,669
1.375% due 02/15/2044		7,596	8,803
1.750% due 01/15/2028		73,082	85,567
2.375% due 01/15/2025		59,648	71,306
2.375% due 01/15/2027		65,955	81,066
2.500% due 01/15/2029		20,613	26,160
U.S. Treasury Notes
1.750% due 09/30/2022 (k)(m)		8,100	8,360
2.250% due 11/15/2024 (k)(m)		4,000	4,269
2.375% due 08/15/2024 (k)(m)		20,500	22,079
2.500% due 05/15/2024 (k)(m)		45,700	49,661
2.750% due 02/15/2024 (k)(m)		19,400	21,424

Total U.S. Treasury Obligations (Cost $930,981)			994,400

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
2.478% due 09/25/2045		43	41
BAMLL Commercial Mortgage Securities Trust
1.242% due 06/15/2028		3,000	2,978
Banc of America Alternative Loan Trust
6.000% due 03/25/2034		26	27
Banc of America Mortgage Trust
2.745% due 10/25/2034		910	892
Banc of America Re-REMIC Trust
5.676% due 06/24/2050		3,719	3,741
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028		6,500	6,800
BCAP LLC Trust
4.000% due 04/26/2037		2,331	2,338
BCAP Ltd.
5.596% due 01/27/2037		1,662	1,660
Bear Stearns ALT-A Trust
1.093% due 04/25/2034		69	66
Berica ABS SRL
0.019% due 12/31/2055	EUR	1,592	1,758
Business Mortgage Finance PLC
2.591% due 02/15/2041	GBP	3,385	4,344
Countrywide Home Loan Mortgage Pass-Through Trust
0.993% due 03/25/2035		$241	222
Countrywide Home Loan Reperforming REMIC Trust
0.793% due 01/25/2036		5,594	4,922
Credit Suisse First Boston Mortgage Securities Corp.
1.103% due 11/25/2031		50	41
2.980% due 11/25/2034		82	85
Credit Suisse Mortgage Capital Certificates
2.872% due 10/27/2036		32	31
3.500% due 03/25/2054		6,584	6,529
5.509% due 04/15/2047		151	150
6.000% due 05/27/2036		43	44
Great Hall Mortgages PLC
0.380% due 03/18/2039	EUR	430	450
0.716% due 03/18/2039	GBP	5,118	6,370
0.726% due 06/18/2039		30,780	37,908
0.736% due 06/18/2038		6,353	7,931
0.777% due 06/18/2039		$4,657	4,235
GSR Mortgage Loan Trust
2.908% due 09/25/2034		728	696
HomeBanc Mortgage Trust
0.783% due 10/25/2035		4,208	3,905
JPMorgan Chase Commercial Mortgage Securities Trust
2.962% due 10/05/2028		7,800	7,967
5.440% due 06/12/2047		5,723	5,811
JPMorgan Mortgage Trust
3.030% due 07/25/2035		88	88
JPMorgan Resecuritization Trust
5.606% due 07/27/2037		60	59
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		895	897

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
1.437% due 11/25/2035		$151	$138
Marche Mutui SRL
2.001% due 01/27/2064	EUR	2,883	3,213
MASTR Adjustable Rate Mortgages Trust
2.830% due 03/25/2035		$4,967	4,912
Merrill Lynch Mortgage Investors Trust
2.499% due 05/25/2029		40	40
Morgan Stanley Capital Trust
3.516% due 07/13/2029		5,030	5,327
RBSGC Mortgage Loan Trust
0.833% due 12/25/2034		2,961	2,568
Residential Accredit Loans, Inc. Trust
5.500% due 11/25/2034		5,177	5,194
Residential Asset Securitization Trust
1.003% due 08/25/2033		65	59
RMAC Securities PLC
0.724% due 06/12/2044	GBP	3,208	3,794
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$136	136
5.331% due 02/16/2044		262	264
5.336% due 05/16/2047		339	340
Sequoia Mortgage Trust
1.353% due 02/20/2035		2,331	2,214
Thornburg Mortgage Securities Trust
4.352% due 10/25/2046		6,383	6,076
Trinity Square PLC
1.738% due 07/15/2051	GBP	3,397	4,472
Wachovia Bank Commercial Mortgage Trust
0.621% due 06/15/2049		$378	372

Total Non-Agency Mortgage-Backed Securities (Cost $162,464)			152,105

ASSET-BACKED SECURITIES 3.8%
ALESCO Preferred Funding Ltd.
0.972% due 12/23/2036		3,759	2,669
1.392% due 09/23/2038		3,887	2,915
Aquilae CLO PLC
0.187% due 01/17/2023	EUR	37	41
ARES CLO Ltd.
1.921% due 10/12/2023		$6,300	6,283
Bosphorus CLO
1.430% due 10/15/2025	EUR	10,800	11,987
EFS Volunteer LLC
1.326% due 07/26/2027		$425	424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Asset-Backed Certificates
1.278% due 05/25/2034		$4,996	$4,628
Ford Credit Auto Owner Trust
0.680% due 02/15/2017		1,815	1,815
Harbourmaster CLO BV
0.870% due 05/08/2023	GBP	2,493	3,255
Long Beach Mortgage Loan Trust
1.353% due 06/25/2035		$7,263	6,761
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		47	50
Mid-State Trust
6.340% due 10/15/2036		6,845	7,532
Securitized Asset-Backed Receivables LLC Trust
0.743% due 12/25/2035		6,206	5,535
SLM Student Loan Trust
0.301% due 01/25/2040	EUR	6,800	5,544
0.301% due 01/25/2041		10,000	9,303
0.325% due 12/15/2027		10,089	10,677
Telos CLO Ltd.
2.318% due 04/17/2025		$7,100	7,099
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054		3,499	3,483
VOLT LLC
3.875% due 04/25/2055		1,124	1,126
4.250% due 03/26/2046		3,697	3,706
Westwood CDO Ltd.
0.858% due 04/25/2022		4,200	4,137
Wood Street CLO BV
0.107% due 11/22/2021	EUR	112	123

Total Asset-Backed Securities (Cost $99,312)			99,093

SOVEREIGN ISSUES 10.1%
Autonomous Community of Catalonia
4.300% due 11/15/2016		900	1,006
4.750% due 06/04/2018		900	1,019
4.950% due 02/11/2020		12,020	13,973
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (e)	BRL	639,600	192,427
Cyprus Government International Bond
3.875% due 05/06/2022	EUR	3,200	3,646
Italy Buoni Poliennali Del Tesoro
5.000% due 03/01/2025		6,500	9,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
6.500% due 06/09/2022	MXN	17,700	$1,013
8.500% due 12/13/2018		400,000	23,653
Province of Quebec
2.625% due 02/13/2023		$15,000	15,762

Total Sovereign Issues (Cost $232,600)			261,999

SHORT-TERM INSTRUMENTS 1.9%

COMMERCIAL PAPER 0.9%
American Electric Power, Inc.
0.832% due 07/26/2016		8,200	8,195
NiSource Finance Corp.
1.065% due 07/19/2016		5,200	5,198
Thermo Fisher Scientific, Inc.
1.835% due 07/08/2016		8,000	7,998
Volvo Group Treasury N.A
0.852% due 07/06/2016		2,500	2,500

			23,891

JAPAN TREASURY BILLS 0.9%
(0.237)% due 08/08/2016 (f)	JPY	2,360,000	22,859

U.S. TREASURY BILLS 0.1%
0.275% due 07/21/2016 - 12/08/2016 (d)(e)(m)		$2,370	2,369

Total Short-Term Instruments (Cost $47,858)			49,119

Total Investments in Securities (Cost $3,456,530)			3,530,511

Total Investments 136.1% (Cost $3,456,530)			$3,530,511

Financial Derivative Instruments (j)(l) (1.2)% (Cost or Premiums, net $(13,416))			(30,226)

Other Assets and Liabilities, net (34.9)%			(905,464)

Net Assets 100.0%			$2,594,821

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.780%	06/28/2016	07/05/2016	$(1,050)	$(1,050)
	1.030	06/28/2016	07/05/2016	(3,904)	(3,904)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	93

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.400%	06/27/2016	07/01/2016		$(9,135)	$(9,135)
	0.400	07/01/2016	07/11/2016		(5,250)	(5,250)
GRE	0.600	06/07/2016	07/07/2016		(6,736)	(6,739)
GSC	(2.000)	05/10/2016	TBD	(1)	(3,230)	(3,221)
JPS	0.530	06/16/2016	07/25/2016		(5,733)	(5,734)

Total Reverse Repurchase Agreements						$(35,033)

(1)	Open maturity reverse repurchase agreements.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2016 was $(28,799) at a weighted average interest rate of 0.049%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2016:

(i)	Securities with an aggregate market value of $30,527 have been pledged as collateral under the terms of the following master agreements as of June 30, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$0	$(4,954)	$0	$0	$(4,954)	$4,900	$(54)
DEU	0	(14,385)	0	0	(14,385)	9,068	(5,317)
GRE	0	(6,739)	0	0	(6,739)	6,678	(61)
GSC	0	(3,221)	0	0	(3,221)	3,640	419
JPS	0	(5,734)	0	0	(5,734)	5,837	103

Master Securities Forward Transaction Agreement
MSC	0	0	0		0	(204)	(204)

Total Borrowings and Other Financing Transactions	$0	$(35,033)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,221)	$(3,221)
U.S. Treasury Obligations	(9,135)	(17,427)	0	0	(26,562)

Total Borrowings	$(9,135)	$(17,427)	$0	$(3,221)	$(29,783)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(29,783)

(4)	Unsettled reverse repurchase agreements liability of $(5,250) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September Futures	$113.000	08/26/2016	399	$3	$0
Put - CBOT U.S. Treasury 5-Year Note September Futures	114.750	08/26/2016	187	2	0
Put - CBOT U.S. Treasury 5-Year Note September Futures	115.000	08/26/2016	615	5	5
Put - CBOT U.S. Treasury 10-Year Note September Futures	107.500	08/26/2016	189	2	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	108.000	08/26/2016	907	8	1

				$20	$6

Total Purchased Options				$20	$6

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$132.000	07/22/2016	420	$(124)	$(103)

Total Written Options				$(124)	$(103)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2017	490	$(470)	$0	$(24)
90-Day Eurodollar December Futures	Short	12/2018	2,269	(2,722)	0	(28)
90-Day Eurodollar June Futures	Short	06/2018	880	(1,165)	0	(33)
90-Day Eurodollar March Futures	Short	03/2017	163	(366)	0	(8)
90-Day Eurodollar March Futures	Short	03/2018	2,696	(6,979)	0	(101)
90-Day Eurodollar September Futures	Short	09/2017	1,059	(951)	0	(53)
90-Day Eurodollar September Futures	Short	09/2018	1,372	(1,663)	0	(34)
Australia Government 10-Year Bond September Futures	Long	09/2016	1	1	0	0
Euro-BTP Italy Government Bond September Futures	Long	09/2016	625	866	643	0
Euro-Bund 10-Year Bond September Futures	Short	09/2016	28	(130)	0	(8)
U.S. Treasury 5-Year Note September Futures	Long	09/2016	6,277	13,343	490	0
U.S. Treasury 10-Year Note September Futures	Long	09/2016	820	566	0	(64)
U.S. Treasury 30-Year Bond September Futures	Long	09/2016	694	5,516	0	(439)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2018	845	(497)	28	(70)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	1,498	(1,981)	50	(150)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	224	(145)	0	(23)

Total Futures Contracts				$3,223	$1,211	$(1,035)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	14.118%	08/01/2016	BRL	223,500	$0	$0	$1	$0
Pay	3-Month USD-LIBOR	2.000	12/16/2019		$59,100	(2,346)	(1,028)	0	(19)
Pay	3-Month USD-LIBOR	2.000	06/15/2021		119,100	(5,979)	(1,910)	1	(7)
Pay	3-Month USD-LIBOR *	1.450	06/28/2021		85,800	(285)	(130)	38	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		137,600	(9,925)	(8,607)	74	0
Pay	3-Month USD-LIBOR	2.350	08/05/2025		29,900	(2,884)	(2,032)	54	0
Pay	3-Month USD-LIBOR	2.500	12/16/2025		29,200	(3,092)	(2,535)	53	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		49,400	(4,157)	(4,172)	93	0
Pay	3-Month USD-LIBOR	2.750	12/16/2045		174,200	(36,780)	(29,792)	1,934	0
Pay	3-Month USD-LIBOR	2.500	06/15/2046		50,100	(7,995)	(4,877)	543	0
Pay	6-Month GBP-LIBOR	1.500	12/16/2017	GBP	71,200	(1,344)	(231)	0	(52)
Pay	6-Month GBP-LIBOR *	1.000	09/21/2018		134,400	(1,796)	(1,594)	0	(162)
Pay	6-Month GBP-LIBOR *	1.250	09/21/2018		30,800	(616)	(431)	0	(37)
Pay	6-Month GBP-LIBOR *	1.500	09/21/2018		9,500	(253)	(238)	0	(12)
Pay	6-Month GBP-LIBOR *	0.750	12/21/2018		11,700	(82)	(70)	0	(14)
Pay	28-Day MXN-TIIE	4.060	08/24/2016	MXN	856,600	(17)	(200)	0	(3)
Pay	28-Day MXN-TIIE	4.390	09/08/2017		60,800	(18)	(36)	0	(3)
Pay	28-Day MXN-TIIE	5.615	06/02/2020		20,200	11	(14)	1	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		454,100	(171)	15	143	0
Pay	28-Day MXN-TIIE	6.000	06/07/2022		297,900	302	14	61	0
Pay	28-Day MXN-TIIE	5.940	07/13/2022		216,000	166	(7)	42	0
Pay	28-Day MXN-TIIE	5.910	09/22/2022		93,000	63	8	21	0

						$(77,198)	$(57,867)	$3,059	$(309)

Total Swap Agreements						$(77,198)	$(57,867)	$3,059	$(309)

*	This security has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	95

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2016:

(k)	Securities with an aggregate market value of $49,865 and cash of $6,565 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$1,211	$3,192	$4,409	$(103)	$(1,035)	$(309)	$(1,447)

(1)	Unsettled variation margin asset of $133 for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2016	KRW	1,789,285		$1,502	$0	$(49)
	08/2016	MYR	1,322		321	0	(10)
	08/2016		$861	MYR	3,542	27	0
BOA	08/2016	MXN	54,377		$2,931	0	(28)
	08/2016		$1,078	KRW	1,277,430	29	0
	04/2017	DKK	173,130		$26,118	21	(27)
BPS	07/2016	BRL	199,041		62,010	48	0
	07/2016		$58,404	BRL	199,041	3,558	0
	08/2016	AUD	827		$611	0	(5)
	08/2016	BRL	199,041		57,952	0	(3,473)
	08/2016	EUR	4,413		4,870	0	(34)
	08/2016	TWD	89,713		2,779	0	(11)
	08/2016		$3,430	MXN	64,492	80	0
	09/2016	CNH	43,372		$6,592	102	0
	09/2016		$2,993	CNH	20,287	42	0
	10/2016	BRL	110,000		$25,632	0	(7,683)
	10/2016	CNH	20,287		2,986	0	(47)
BRC	08/2016	KRW	1,174,144		1,002	0	(16)
	08/2016	TWD	7,612		233	0	(3)
	08/2016		$11,892	AUD	16,136	126	0
	08/2016		105	INR	7,113	0	(1)
	08/2016		2,605	JPY	282,900	138	0
	08/2016		536	KRW	633,713	13	0
	08/2016		261	MXN	4,877	5	0
	08/2016		4,482	MYR	18,430	138	0
CBK	07/2016	GBP	2,218		$3,143	190	0
	07/2016		$4,150	GBP	2,811	0	(408)
	08/2016	AUD	8,145		$6,038	0	(28)
	08/2016	EUR	739		831	10	0
	08/2016	JPY	2,050,600		18,926	0	(953)
	08/2016	MXN	70,017		3,739	0	(72)
	08/2016	MYR	11,349		2,746	0	(99)
	08/2016	SGD	44,475		32,684	0	(318)
	08/2016	THB	12,002		341	0	(1)
	08/2016		$26,322	AUD	35,233	46	(128)
	08/2016		13,400	EUR	11,893	0	(184)
	08/2016		90,330	JPY	9,474,800	1,529	0
	08/2016		6,537	KRW	7,708,874	145	0
	08/2016		6,160	MXN	115,028	103	(2)
	08/2016		5,106	SGD	6,942	46	0
	09/2016		6,885	CNH	46,935	135	0
DUB	08/2016		1,218	KRW	1,434,073	25	0
	09/2016		915	CNH	6,183	10	0
	10/2016	BRL	352,200		$82,522	0	(24,145)
	12/2016		$490	CNH	3,333	7	0

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FBF	08/2016	SGD	4,710		$3,464	$0	$(31)
GLM	08/2016	AUD	6,501		4,785	0	(57)
	08/2016	EUR	28,659		32,741	893	0
	08/2016	JPY	1,264,200		11,690	7	(573)
	08/2016	KRW	4,223,893		3,548	0	(113)
	08/2016		$1,190	AUD	1,611	10	0
	08/2016		8,744	EUR	7,702	0	(185)
	08/2016		16,168	JPY	1,768,000	973	0
	09/2016		2,738	CNH	18,574	40	0
	10/2016	BRL	23,600		$5,557	0	(1,591)
	10/2016	CNH	18,574		2,734	0	(42)
	10/2016		$10,342	CNH	70,722	228	0
	12/2016		6,823		46,365	86	0
HUS	08/2016	JPY	9,297,746		$86,119	0	(4,023)
	08/2016	MXN	701,327		38,780	608	0
	08/2016		$2,532	KRW	3,001,686	70	0
	08/2016		10,895	RUB	721,000	246	0
	09/2016	CNH	51,446		$7,815	119	0
	09/2016		$722	CNH	4,894	10	0
	10/2016	CNH	45,637		$6,928	118	(11)
	12/2016		46,365		6,978	69	0
JPM	07/2016	BRL	175,429		48,187	0	(6,425)
	07/2016	GBP	28,010		39,774	2,528	(42)
	07/2016		$54,654	BRL	175,429	0	(43)
	07/2016		28,552	GBP	19,955	0	(1,987)
	07/2016		14,908	RUB	960,542	71	0
	08/2016	AUD	22,197		$16,017	0	(514)
	08/2016	CAD	791		616	4	0
	08/2016	CHF	584		605	5	0
	08/2016	EUR	10,058		11,260	83	0
	08/2016	JPY	1,271,100		11,547	0	(776)
	08/2016	KRW	8,691,656		7,432	0	(102)
	08/2016	MYR	7,924		1,928	0	(58)
	08/2016	SGD	5,543		4,017	0	(96)
	08/2016	TWD	99,216		3,069	0	(17)
	08/2016		$7,815	AUD	10,499	4	0
	08/2016		30,775	EUR	27,348	0	(384)
	08/2016		10,711	GBP	7,967	0	(102)
	08/2016		3,969	JPY	430,700	206	0
	08/2016		1,515	KRW	1,788,609	35	0
	08/2016		424	MXN	7,953	9	0
	08/2016		3,384	SGD	4,559	0	(1)
	09/2016	CNH	6,771		$1,032	20	0
	09/2016	RUB	960,542		14,676	0	(64)
	09/2016		$7,850	CNH	53,324	127	0
	10/2016	BRL	146,100		$33,906	0	(10,342)
	10/2016	CNH	31,387		4,762	86	(15)
	10/2016		$13,339	BRL	50,900	2,077	0
	12/2016		8,438	CNH	57,987	204	0
MSB	07/2016	BRL	23,612		$5,397	0	(1,953)
	07/2016	GBP	97,479		143,244	13,476	0
	07/2016		$7,356	BRL	23,612	0	(6)
	08/2016	TWD	137,137		$4,174	0	(91)
	10/2016		$36,796	BRL	156,253	10,527	0
	12/2016	CNH	61,321		$9,217	79	0
NAB	07/2016	EUR	17,634		23,922	4,336	0
RBC	08/2016	KRW	1,313,971		1,127	0	(12)
SCX	07/2016		$1,102	MYR	4,493	25	0
	08/2016	KRW	4,455,982		$3,814	0	(49)
	08/2016		$5,195	CNH	34,094	0	(88)
	08/2016		2,166	KRW	2,556,875	50	0
	08/2016		2,087	MYR	8,622	74	0
	08/2016		2,944	TWD	95,180	16	0
	09/2016	CNH	89,904		$13,627	180	0
	09/2016		$5,479	CNH	37,299	102	0
	10/2016		2,367		15,820	0	(3)
SOG	08/2016	KRW	42,932,315		$36,784	0	(430)
	08/2016		$1,422	KRW	1,677,834	32	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	97

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2016		$1,408	MYR	5,776	$40	$0
	08/2016		708	TWD	22,932	5	0
TDM	07/2016		132,309	GBP	98,444	0	(1,255)
	08/2016	GBP	98,444		$132,342	1,257	0
UAG	07/2016	RUB	960,542		14,230	0	(750)
	07/2016		$9,326	GBP	6,497	0	(677)
	07/2016		372	MYR	1,518	9	0
	08/2016	EUR	108,731		$122,297	1,596	(128)
	08/2016	JPY	580,000		5,346	0	(276)
	08/2016	MYR	35,492		8,721	0	(175)
	08/2016		$34,771	EUR	31,336	52	0
	09/2016		585	CNH	3,998	13	0
	10/2016	CNH	5,363		$817	15	0

Total Forward Foreign Currency Contracts						$47,393	$(71,212)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250%	07/05/2016	$	362,500	$134	$0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/21/2016		1,000	8	8
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.150	07/05/2016		224,000	73	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		575,200	210	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	08/20/2018		4,400	467	129
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		3,900	382	113
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/01/2016		63,700	21	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	12/13/2016		27,200	229	210
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		8,300	564	71
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		3,800	380	116
NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	07/05/2016		60,400	22	0

								$2,490	$647

Total Purchased Options								$2,490	$647

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 25 5-Year Index	Sell	1.050%	07/20/2016	EUR	19,700	$(36)	$(8)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
AZD	Call - OTC AUD versus USD	$	0.750	07/06/2016	AUD	6,900	$(28)	$(17)
BOA	Call - OTC GBP versus USD		1.383	08/09/2016	GBP	3,800	(34)	(27)
BPS	Call - OTC GBP versus USD		1.378	07/27/2016		8,900	(73)	(50)
	Call - OTC USD versus KRW	KRW	1,209.000	09/29/2016	$	5,900	(48)	(51)
BRC	Put - OTC AUD versus USD	$	0.709	07/01/2016	AUD	6,000	(36)	0
CBK	Call - OTC AUD versus USD		0.751	07/13/2016		2,200	(12)	(9)
DUB	Call - OTC AUD versus USD		0.753	07/15/2016		12,100	(82)	(46)
	Call - OTC AUD versus USD		0.744	07/26/2016		9,100	(40)	(91)
	Put - OTC USD versus KRW	KRW	1,150.000	07/27/2016	$	9,100	(38)	(95)
	Call - OTC USD versus KRW		1,217.000	07/27/2016		9,100	(45)	(11)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018		7,400	(394)	(86)
	Put - OTC USD versus MXN	MXN	18.300	08/09/2016		6,200	(49)	(110)
	Call - OTC USD versus MXN		19.800	08/09/2016		6,200	(42)	(18)
GLM	Call - OTC EUR versus USD	$	1.133	07/01/2016	EUR	10,400	(52)	0
	Call - OTC USD versus JPY	JPY	105.000	08/08/2016	$	9,200	(68)	(88)
	Put - OTC USD versus KRW	KRW	1,150.000	07/15/2016		6,300	(47)	(47)

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus MXN	MXN	18.370	07/27/2016	$	3,100	$(17)	$(54)
	Put - OTC USD versus MXN		18.500	07/27/2016		5,200	(34)	(113)
	Call - OTC USD versus MXN		19.650	07/27/2016		3,100	(16)	(6)
	Call - OTC USD versus MXN		20.000	07/27/2016		5,200	(39)	(6)
HUS	Put - OTC AUD versus USD	$	0.728	08/10/2016	AUD	9,700	(55)	(54)
	Call - OTC USD versus RUB	RUB	87.000	12/08/2016	$	11,800	(507)	(66)
JPM	Put - OTC USD versus KRW	KRW	1,142.500	07/14/2016		13,200	(99)	(58)
	Put - OTC USD versus KRW		1,132.000	08/16/2016		20,400	(88)	(155)
	Call - OTC USD versus KRW		1,205.000	08/16/2016		20,400	(141)	(86)
NGF	Call - OTC GBP versus USD	$	1.388	08/15/2016	GBP	4,500	(41)	(41)
	Put - OTC USD versus KRW	KRW	1,132.000	08/16/2016	$	6,900	(35)	(52)
	Call - OTC USD versus KRW		1,205.000	08/16/2016		6,900	(38)	(29)
SCX	Put - OTC USD versus KRW		1,138.000	08/12/2016		5,600	(34)	(50)
	Call - OTC USD versus KRW		1,196.000	08/12/2016		5,600	(33)	(27)
SOG	Put - OTC USD versus KRW		1,133.000	07/11/2016		8,800	(57)	(14)
	Put - OTC USD versus KRW		1,159.000	07/29/2016		8,400	(52)	(128)
	Put - OTC USD versus KRW		1,139.000	08/05/2016		2,100	(11)	(17)
	Call - OTC USD versus KRW		1,197.000	08/05/2016		2,100	(10)	(8)
UAG	Call - OTC AUD versus USD	$	0.773	07/01/2016	AUD	6,000	(29)	0
	Call - OTC EUR versus USD		1.128	08/08/2016	EUR	16,400	(111)	(113)

							$(2,535)	$(1,823)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.770%	12/21/2016	$	2,000	$(8)	$(8)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		36,500	(850)	(133)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.765	12/13/2016		54,400	(232)	(207)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		36,700	(569)	(28)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		16,600	(371)	(61)

								$(2,030)	$(437)

Total Written Options								$(4,601)	$(2,268)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		873		10,001		(3)		(6,763)		(3,688)		420
Notional Amount in $	$	574,700		$1,654,100		$(75,200)	$	(1,536,200)	$	(283,000)	$	334,400
Notional Amount in AUD	AUD	0	AUD	272,300	AUD	(18,700)	AUD	(150,000)	AUD	(51,600)	AUD	52,000
Notional Amount in EUR	EUR	104,000	EUR	563,600	EUR	(117,800)	EUR	(409,138)	EUR	(94,162)	EUR	46,500
Notional Amount in GBP	GBP	0	GBP	17,200	GBP	0	GBP	0	GBP	0	GBP	17,200
Premiums	$	(3,235)		$(20,362)		$1,305	$	13,325	$	4,242	$	(4,725)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Citigroup, Inc.	1.000%	12/20/2020	0.867%	$	5,300	$(11)	$43	$32	$0
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	2,700	(19)	29	10	0
BPS	Petrobras Global Finance BV	1.000	12/20/2019	5.720	$	2,000	(189)	(105)	0	(294)
	Volkswagen International Finance NV	1.000	12/20/2016	0.339	EUR	2,000	(26)	34	8	0
	Volkswagen International Finance NV	1.000	12/20/2017	0.561		5,000	(96)	134	38	0
BRC	Brazil Government International Bond	1.000	12/20/2016	0.666	$	7,500	(123)	137	14	0
CBK	BMW Finance NV	1.000	12/20/2020	0.651	EUR	7,000	(108)	232	124	0
	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.958	$	8,200	(12)	29	17	0
	MetLife, Inc.	1.000	12/20/2020	1.173		2,900	4	(25)	0	(21)
	Mexico Government International Bond	1.000	12/20/2020	1.410		3,100	(132)	78	0	(54)
	Tesco PLC	1.000	12/20/2020	2.536	EUR	5,400	(501)	112	0	(389)
	Volkswagen International Finance NV	1.000	12/20/2017	0.561		2,000	(46)	61	15	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	99

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Brazil Government International Bond	1.000	12/20/2016	0.666%	$	2,500	$(42)	$47	$5	$0
	MetLife, Inc.	1.000	06/20/2021	1.314		8,300	(137)	15	0	(122)
	Petrobras Global Finance BV	1.000	09/20/2020	6.191		6,300	(1,348)	153	0	(1,195)
HUS	Mexico Government International Bond	1.000	12/20/2019	1.142		17,800	105	(185)	0	(80)
	Mexico Government International Bond	1.000	12/20/2020	1.410		500	(22)	13	0	(9)
JPM	Mexico Government International Bond	1.000	12/20/2019	1.142		21,400	127	(224)	0	(97)
	Petrobras Global Finance BV	1.000	09/20/2020	6.191		3,200	(683)	76	0	(607)
MYC	Devon Energy Corp.	1.000	12/20/2020	2.266		2,500	(599)	467	0	(132)

							$(3,858)	$1,121	$263	$(3,000)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
								Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$	32,400	$(2,117)	$910	$0	$(1,207)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		6,600	(366)	29	0	(337)
GST	CMBX.NA.AAA.6 Index	0.500	05/11/2063		28,000	(1,189)	750	0	(439)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		1,700	(103)	40	0	(63)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		5,700	(338)	47	0	(291)
JPS	CMBX.NA.AAA.8 Index	0.500	10/17/2057		18,200	(932)	254	0	(678)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		3,000	(295)	(8)	0	(303)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		900	(63)	29	0	(34)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		1,100	(102)	21	0	(81)
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049		9,400	(65)	44	0	(21)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		4,900	(274)	24	0	(250)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		7,100	(611)	89	0	(522)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		7,500	(888)	130	0	(758)

						$(7,343)	$2,359	$0	$(4,984)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	1.730%	08/26/2025	$ 6,400	$0	$(109)	$0	$(109)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GLM	Pay	USD versus BRL 1-Year ATM Implied Volatility	22.450%	07/13/2016	$ 1,900	$0	$82	$82	$0

Total Swap Agreements						$(11,201)	$3,453	$345	$(8,093)

100	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2016:

(m)	Securities with an aggregate market value of $54,862 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$27	$0	$0	$27	$(59)	$(17)	$0	$(76)	$(49)	$0	$(49)
BOA	50	0	42	92	(55)	(27)	(109)	(191)	(99)	0	(99)
BPS	3,830	0	46	3,876	(11,253)	(101)	(294)	(11,648)	(7,772)	7,747	(25)
BRC	420	0	14	434	(20)	(8)	0	(28)	406	(100)	306
CBK	2,204	8	156	2,368	(2,193)	(17)	(464)	(2,674)	(306)	0	(306)
DUB	42	0	0	42	(24,145)	(243)	(1,544)	(25,932)	(25,890)	19,788	(6,102)
FBF	0	0	0	0	(31)	(214)	0	(245)	(245)	201	(44)
GLM	2,237	242	82	2,561	(2,561)	(447)	0	(3,008)	(447)	0	(447)
GST	0	0	5	5	0	0	(2,110)	(2,110)	(2,105)	2,428	323
HUS	1,240	0	0	1,240	(4,034)	(120)	(89)	(4,243)	(3,003)	3,082	79
JPM	5,459	0	0	5,459	(20,968)	(299)	(704)	(21,971)	(16,512)	14,211	(2,301)
JPS	0	0	0	0	0	0	(981)	(981)	(981)	1,144	163
MEI	0	0	0	0	0	0	(115)	(115)	(115)	0	(115)
MSB	24,082	0	0	24,082	(2,050)	0	0	(2,050)	22,032	(19,780)	2,252
MYC	0	397	0	397	0	(296)	(1,683)	(1,979)	(1,582)	(110)	(1,692)
NAB	4,336	0	0	4,336	0	0	0	0	4,336	(4,550)	(214)
NGF	0	0	0	0	0	(122)	0	(122)	(122)	0	(122)
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SCX	447	0	0	447	(140)	(77)	0	(217)	230	(275)	(45)
SOG	77	0	0	77	(430)	(167)	0	(597)	(520)	432	(88)
TDM	1,257	0	0	1,257	(1,255)	0	0	(1,255)	2	0	2
UAG	1,685	0	0	1,685	(2,006)	(113)	0	(2,119)	(434)	418	(16)

Total Over the Counter	$47,393	$647	$345	$48,385	$(71,212)	$(2,268)	$(8,093)	$(81,573)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	1,211	1,211
Swap Agreements	0	0	0	0	3,192	3,192

	$0	$0	$0	$0	$4,409	$4,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,393	$0	$47,393
Purchased Options	0	0	0	0	647	647
Swap Agreements	0	263	0	82	0	345

	$0	$263	$0	$47,475	$647	$48,385

	$0	$263	$0	$47,475	$5,056	$52,794

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	101

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$103	$103
Futures	0	0	0	0	1,035	1,035
Swap Agreements	0	0	0	0	309	309

	$0	$0	$0	$0	$1,447	$1,447

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$71,212	$0	$71,212
Written Options	0	8	0	1,823	437	2,268
Swap Agreements	0	7,984	0	0	109	8,093

	$0	$7,992	$0	$73,035	$546	$81,573

	$0	$7,992	$0	$73,035	$1,993	$83,020

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(84)	$(84)
Written Options	0	0	0	0	2,307	2,307
Futures	0	0	0	0	(316)	(316)
Swap Agreements	0	532	0	0	(33,620)	(33,088)

	$0	$532	$0	$0	$(31,713)	$(31,181)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,021	$0	$46,021
Purchased Options	0	0	0	(29)	(1,318)	(1,347)
Written Options	0	245	0	7,202	3,637	11,084
Swap Agreements	0	1,699	0	124	1,096	2,919

	$0	$1,944	$0	$53,318	$3,415	$58,677

	$0	$2,476	$0	$53,318	$(28,298)	$27,496

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	53	53
Futures	0	0	0	0	6,397	6,397
Swap Agreements	0	0	0	0	(54,498)	(54,498)

	$0	$0	$0	$0	$(48,062)	$(48,062)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(60,467)	$0	$(60,467)
Purchased Options	0	0	0	27	(2,201)	(2,174)
Written Options	0	25	0	463	1,572	2,060
Swap Agreements	0	4,205	0	82	(108)	4,179

	$0	$4,230	$0	$(59,895)	$(737)	$(56,402)

	$0	$4,230	$0	$(59,895)	$(48,799)	$(104,464)

102	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2016

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$3,898	$0	$3,898
Corporate Bonds & Notes
Banking & Finance	0	658,652	0	658,652
Industrials	0	212,334	0	212,334
Utilities	0	56,874	0	56,874
Municipal Bonds & Notes
California	0	19,860	0	19,860
Florida	0	10,796	0	10,796
Illinois	0	17,111	0	17,111
South Dakota	0	8,351	0	8,351
U.S. Government Agencies	0	985,918	0	985,918
U.S. Treasury Obligations	0	994,400	0	994,400
Non-Agency Mortgage-Backed Securities	0	152,105	0	152,105
Asset-Backed Securities	0	99,093	0	99,093
Sovereign Issues	0	261,999	0	261,999
Short-Term Instruments
Commercial Paper	0	23,891	0	23,891
Japan Treasury Bills	0	22,859	0	22,859
U.S. Treasury Bills	0	2,369	0	2,369

Total Investments	$0	$3,530,511	$0	$3,530,511

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,211	$3,065	$0	$4,276
Over the counter	0	48,385	0	48,385

	$1,211	$51,450	$0	$52,661

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,035)	(412)	0	(1,447)
Over the counter	0	(81,573)	0	(81,573)

	$(1,035)	$(81,985)	$0	$(83,020)

Totals	$176	$3,499,976	$0	$3,500,152

There were no significant transfers between Levels 1, 2, or 3 during the period ended June 30, 2016.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2016	103

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign

104	PIMCO ETF TRUST

June 30, 2016

currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  The following table shows the anticipated frequency of dividends from net investment income, if any, for each Fund.

Declared and Paid Monthly:
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
PIMCO Diversified Income Active Exchange-Traded Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
PIMCO Low Duration Active Exchange-Traded Fund
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
PIMCO Total Return Active Exchange-Traded Fund

Declared and Paid Quarterly:
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions, contingent debt instruments, and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedules of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the

ANNUAL REPORT	JUNE 30, 2016	105

Notes to Financial Statements (Cont.)

aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

106	PIMCO ETF TRUST

June 30, 2016

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3

ANNUAL REPORT	JUNE 30, 2016	107

Notes to Financial Statements (Cont.)

category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term debt investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available).

108	PIMCO ETF TRUST

June 30, 2016

For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Portfolio and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended June 30, 2016, (amounts in thousands†):

Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2016	Dividend Income (1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$43,471	$340,180	$(295,698)	$0	$0	$87,953	$62
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,693	7,032	(7,034)	0	0	1,691	1
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	27,692	(27,692)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	JUNE 30, 2016	109

Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

110	PIMCO ETF TRUST

June 30, 2016

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in the Funds’ financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

ANNUAL REPORT	JUNE 30, 2016	111

Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund or PIMCO Money Market Fund (see table below for designations) and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund

112	PIMCO ETF TRUST

June 30, 2016

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Diversified Income Active Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Low Duration Active Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a

Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security

ANNUAL REPORT	JUNE 30, 2016	113

Notes to Financial Statements (Cont.)

or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing

114	PIMCO ETF TRUST

June 30, 2016

market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap (see below), however, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

ANNUAL REPORT	JUNE 30, 2016	115

Notes to Financial Statements (Cont.)

instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the

116	PIMCO ETF TRUST

June 30, 2016

Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity, management and tracking error and commodity risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are experiencing near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

ANNUAL REPORT	JUNE 30, 2016	117

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of a Fund’s clearing broker or the exchange or clearinghouse itself. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty.

Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value

118	PIMCO ETF TRUST

June 30, 2016

(securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Diversified Income Active Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

ANNUAL REPORT	JUNE 30, 2016	119

Notes to Financial Statements (Cont.)

Fund Name	Management Fee
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Active Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Total Return Active Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2016 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee chair lead receives an additional annual retainer of $3,150 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,575) and the governance committee chair receives an additional annual retainer of $1,250. The Lead Independent Trustee receives an additional retainer of $3,500.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation

PIMCO has contractually agreed, until October 31, 2016, to waive a portion of PIMCO Low Duration Active Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed 0.0049% of that Fund’s average net assets (the “Expense Limit”); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2016, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, and in the case of PIMCO Total Return Active Exchange-Traded Fund, extraordinary legal expenses (excluding expenses related to litigation and regulatory proceedings), if any, exceed the Expense Limit. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at June 30, 2016, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$6
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	2
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	6
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	5

120	PIMCO ETF TRUST

June 30, 2016

Fund Name	Recoverable Amounts
PIMCO Diversified Income Active Exchange-Traded Fund	$33
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	7
PIMCO Low Duration Active Exchange-Traded Fund	168
PIMCO Total Return Active Exchange-Traded Fund	2,204

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$56,479	$109,072
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	6,669	1,962
PIMCO Diversified Income Active Exchange-Traded Fund	1,060	11,941
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	712,619	949,363
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	4,946	6,327
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	2,459	0

Fund Name	Purchases	Sales
PIMCO Low Duration Active Exchange-Traded Fund	$8,547	$116,663
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,229	0
PIMCO Total Return Active Exchange-Traded Fund	86,573	87,924

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2016, were as follows (amounts in thousands†):

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$87,409	$83,743	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	49,027	54,955	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	459,341	457,961	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	13,166	12,706	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	7,987	7,671	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	6,299	4,203	676,125	938,840
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	2,101	1,186	101,252	36,337
PIMCO Diversified Income Active Exchange-Traded Fund	65,310	65,035	6,827	24,389
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5,822,810	5,968,387	2,122,550	1,234,541
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	37,694	48,325	34,038	52,465

ANNUAL REPORT	JUNE 30, 2016	121

Notes to Financial Statements (Cont.)

	U S Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	$0	$0	$66,587	$52,985
PIMCO Low Duration Active Exchange-Traded Fund	2,777,476	2,775,237	75,784	180,026
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	34,632	19,968
PIMCO Total Return Active Exchange-Traded Fund	15,393,919	14,873,175	886,599	592,735

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed on detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended June 30, 2016, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$85,087	$42,923
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	436,716	138,854
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	87,918	215,822
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	138,930	134,610
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	33,621	39,299
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	538,425	972,183
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	136,221	48,366

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

122	PIMCO ETF TRUST

June 30, 2016

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2016, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$143	$1	$877	$(31)	$0	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	1,620	0	28,177	(34)	(18,416)	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	8,213	(29)	(12,778)	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	1,057	0	801	(29)	(10,791)	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	228	0	679	(29)	(877)	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	8,476	0	(76,138)	(43)	(118,024)	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	1,119	0	14,951	(45)	0	(1,232)	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	302	0	(791)	(42)	(1,426)	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	6,267	0	(785)	(42)	(4,727)	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0	(4,246)	(4,563)	(9,025)	0	(6,990)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	511	0	0	13,319	(43)	(1,897)	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	0	0	362	(19)	(2,345)	0	(110)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	58	0	0	639	(43)	(216)	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	18,666	0	16,727	(38,604)	(1,959)	0	0

ANNUAL REPORT	JUNE 30, 2016	123

Notes to Financial Statements (Cont.)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and reversal of defaulted bond marked-to-market adjustments.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals, organizational expenditures, accrual on convertible preferred stock, and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(5)	Capital losses realized during the period November 1, 2015 through June 30, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2015 through June 30, 2016 and Ordinary losses realized during the period January 1, 2016 through June 30, 2016, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†):

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	06/30/2017	06/30/2018	06/30/2019
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	363
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	13,651	4,402
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	4,199	8,579
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,850	6,941
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	167	710

124	PIMCO ETF TRUST

June 30, 2016

	Short-Term	Long-Term
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$43,065	$74,959
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	620	806
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,722	3,005
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	3,530	5,495
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,682	215
PIMCO Low Duration Active Exchange-Traded Fund	1,604	741
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	190	26
PIMCO Total Return Active Exchange-Traded Fund	1,959	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$149,723	$877	$0	$877
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	412,775	28,288	(111)	28,177
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,053,648	8,559	(347)	8,212
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	107,997	1,603	(802)	801
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	89,091	804	(126)	678
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,184,451	26,348	(105,802)	(79,454)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	427,748	15,304	(368)	14,936
PIMCO Diversified Income Active Exchange-Traded Fund	41,288	728	(1,448)	(720)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4,421,547	9,246	(10,030)	(784)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	117,074	4,840	(8,143)	(3,303)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	241,071	13,357	(38)	13,319
PIMCO Low Duration Active Exchange-Traded Fund	60,678	670	(125)	545
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	68,203	648	(8)	640
PIMCO Total Return Active Exchange-Traded Fund	3,458,699	128,067	(56,255)	71,812

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, real estate investment trusts (REITs), defaulted bond marked-to-market adjustment and accrual on convertible preferred stock for federal income tax purposes.

ANNUAL REPORT	JUNE 30, 2016	125

Notes to Financial Statements (Cont.)

June 30, 2016

For the fiscal years ended June 30, 2016 and June 30, 2015, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2016				June 30, 2015
	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Tax-Exempt Income Distributions	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$789	$34	$0	$0	$595	$112	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	3,812	0	0	0	2,862	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	5,648	0	614	0	4,196
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	638	0	0	0	523	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	397	0	0	0	325	0	218
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	99,652	0	0	0	160,666	8,676	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	7,997	97	0	0	7,362	326	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	2,208	0	0	0	2,633	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	42,928	0	0	0	29,862	505	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0	0	0	5,282	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	5,034	16	0	0	4,609	10	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	3,475	443	0	0	2,891	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	506	12	0	0	530	4	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	93,619	0	0	0	129,616	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

126	PIMCO ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO ETF Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund and PIMCO Low Duration Active Exchange-Traded Fund) and the financial highlights present fairly, in all material respects, the financial position of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, and PIMCO Total Return Active Exchange-Traded Fund (constituting the PIMCO ETF Trust, hereafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations and the cash flows for PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund and PIMCO Low Duration Active Exchange-Traded Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 22, 2016

ANNUAL REPORT	JUNE 30, 2016	127

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	JML	JPMorgan Securities PLC	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SGY	Societe Generale, New York
CBK	Citibank N.A.	MBC	HSBC Bank PLC	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank N.A.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	ILS	Israeli Shekel	SGD	Singapore Dollar
CHF	Swiss Franc	INR	Indian Rupee	THB	Thai Baht
CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand
DKK	Danish Krone	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index	CPI	Consumer Price Index	UKRPI	United Kingdom Retail Price Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	BHAC	Berkshire Hathaway Assurance Corporation	PSF	Public School Fund
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BTP	Buoni del Tesoro Poliennali	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CDO	Collateralized Debt Obligation

128	PIMCO ETF TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2016 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2016:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2016 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	$773	$16
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.00%	0.00%	3,812	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	638	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.00%	0.00%	397	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	99,652	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.00%	0.00%	7,997	0
PIMCO Diversified Income Active Exchange-Traded Fund	0.00%	0.00%	1,703	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.00%	0.00%	42,103	825
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.00%	0.00%	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0.00%	0.00%	1,600	595
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.00%	0.00%	0	0
PIMCO Total Return Active Exchange-Traded Fund	0.00%	0.00%	50,855	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2017, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2016.

ANNUAL REPORT	JUNE 30, 2016	129

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	02/2009 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	169	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	147	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	147	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

E. Philip Cannon (1940) Lead Independent Trustee	02/2009 to present Lead Independent Trustee 02/2016 to present	Private Investor. Formerly, President, Houston Zoo.	169	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust; Trustee, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	169	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	147	Trustee, PIMCO Funds and PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	169	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	169	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

130	PIMCO ETF TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 02/2009 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	02/2009 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	02/2009 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	11/2013 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 02/2009 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 02/2009 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/2009 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Donald W. Suskind (1973) Vice President	05/2009 to present	Executive Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 02/2009 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.
**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2016	131

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of May 13, 2015.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

132	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

100 Huntington Avenue

Copley Place, Tower 1 Floor 2

Boston, MA 02116

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

ETF3001AR_063016

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2016	$386,872
	June 30, 2015	$439,276

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2016	$121,077
	June 30, 2015	$420,164

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2016	$1,500
	June 30, 2015	$2,000

(d)	Fiscal Year Ended	All Other Fees (2)
	June 30, 2016	$—
	June 30, 2015	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2016	June 30, 2015
PIMCO ETF Trust	$122,577	$422,164
Pacific Investment Management Company LLC (“PIMCO”)	7,767,308	9,815,893

Totals	$7,889,885	$10,238,057

(h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst

E. Philip Cannon

Jennifer Holden Dunbar

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: August 26, 2016

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 26, 2016